As filed with the Securities and Exchange Commission on November 7, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file Number: 811-0582

                          NEUBERGER BERMAN EQUITY FUNDS
                          -----------------------------
             (Exact Name of the Registrant as Specified in Charter)
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
               (Address of Principal Executive Offices - Zip Code)

       Registrant's telephone number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                          Neuberger Berman Equity Funds
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                              Arthur Delibert, Esq.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                         1800 Massachusetts Avenue, N.W.
                           Washington, D.C. 20036-1221
                   (Names and Addresses of agents for service)


Date of fiscal year end: August 31, 2005

Date of reporting period: August 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 ("Act") (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS.



Annual Report                                       [LOGO OF NEUBERGER BERMAN]
August 31, 2005                                     A Lehman Brothers Company


                                Neuberger Berman
                                  Equity Funds


Investor Class Shares                           Century Fund

Trust Class Shares                              Fasciano Fund

Advisor Class Shares                            Focus Fund

Institutional Class Shares                      Genesis Fund

                                                Guardian Fund

                                                International Fund

                                                International Institutional Fund

                                                Manhattan Fund

                                                Millennium Fund

                                                Partners Fund

                                                Real Estate Fund

                                                Regency Fund

                                                Socially Responsive Fund

Contents

     The Funds

     Chairman's Letter                                                        2

     Portfolio Commentary
     Century Fund                                                             4
     Fasciano Fund                                                            6
     Focus Fund                                                               8
     Genesis Fund                                                            10
     Guardian Fund                                                           12
     International Fund                                                      14
     International Institutional Fund                                        16
     Manhattan Fund                                                          18
     Millennium Fund                                                         20
     Partners Fund                                                           22
     Real Estate Fund                                                        24
     Regency Fund                                                            26
     Socially Responsive Fund                                                28
     Fund Expense Information                                                32

     Schedule of Investments/ Top Ten Equity Holdings
     Century Fund                                                            35
     Fasciano Fund                                                           37
     Focus Fund                                                              39
     Genesis Fund                                                            40
     Guardian Fund                                                           43
     International Fund                                                      44
     International Institutional Fund                                        47
     Manhattan Fund                                                          50
     Millennium Fund                                                         52
     Partners Fund                                                           54
     Real Estate Fund                                                        56
     Regency Fund                                                            57
     Socially Responsive Fund                                                59


     Financial Statements                                                    64

     Financial Highlights (All Classes) Per Share Data
     Century Fund                                                            97
     Fasciano Fund                                                           98
     Focus Fund                                                              99
     Genesis Fund                                                           101
     Guardian Fund                                                          103
     International Fund                                                     105
     International Institutional Fund                                       106
     Manhattan Fund                                                         107
     Millennium Fund                                                        109
     Partners Fund                                                          111
     Real Estate Fund                                                       113
     Regency Fund                                                           114
     Socially Responsive Fund                                               115

     Reports of Independent Registered Public Accounting Firms              118
     Directory                                                              120
     Trustees and Officers                                                  121
     Proxy Voting Policies and Procedures                                   129
     Quarterly Portfolio Schedule                                           129
     Notice to Shareholders                                                 130
     Board Consideration of the Management and Sub-Advisory Agreements      131


"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2005 Neuberger Berman Management Inc. All rights reserved.

Chairman's Letter

     [PHOTO APPEARS HERE]

     Dear Fellow Shareholder,

     As we prepare this equities mutual fund annual report, the Gulf Coast continues to recover from the devastation of Hurricanes Katrina and Rita. Our hearts go out to all those who have been affected by these terrible storms, and we applaud anyone who has provided help, whether through donations or volunteerism, to alleviate the suffering that has occurred. Whatever our differences, Americans can still come together in a crisis.

     The fiscal year ending August 31, 2005, was a period in which consensus opinion on the economy and financial markets was rarely on target. This comes as no surprise to the independent thinkers at Neuberger Berman, who would point out that it generally pays to challenge the conventional wisdom. Energy prices, which many observers thought would follow the basic law of commodity pricing by retreating as free market forces quickly brought supply and demand into better balance, remained at near record levels. And energy stocks, which were thought to be vulnerable a year ago, finished the fiscal year among the market's top performers. Fortunately, our analysts and portfolio managers realized that rising energy prices were a secular rather than cyclical phenomenon. Correctly anticipating that prices would move even higher as demand growth outpaced supply, most of our Funds maintained their energy sector allocations and reaped substantial benefits as energy stocks led the market.

     Another development that confounded many observers was the flattening of the yield curve as longer-term market interest rates (bond yields) actually came down while the Federal Reserve was aggressively raising short-term interest rates. Low market interest rates supported better-than-anticipated economic growth and good relative performance for stocks in more economically sensitive industry groups. Most of our Funds were hedged against the potential for economic deceleration with weightings in less economically sensitive sectors, but also positioned to take advantage of what turned out to be better than generally expected economic and corporate earnings growth.

     Neuberger Berman is a dynamic organization. While we follow time-tested investment principles, we understand the need to adapt to provide more opportunities for our clients to invest. Over the

                                                NEUBERGER BERMAN AUGUST 31, 2005

     last several years, we have added funds in capitalization and market sectors where we were not fully represented. The Regency Fund, introduced in 1999, was our first pure mid-cap portfolio and the Real Estate Fund, which commenced operations in 2002, gave our customers access to the Real Estate Investment Trust (REIT) market.

     We have also seen some changes to our lineup of portfolio managers. Arthur Moretti has done a truly wonderful job in managing the Guardian Fund since he took the reins in 2002 and Basu Mullick has re-energized the Partners Fund since taking the helm in 1998. In June, Basu assumed responsibility for managing the Regency Fund, which he co-managed from 1999 to 2000. Former manager Andrew Wellington has pursued an opportunity elsewhere, and we wish him well.

     I would also like to thank Kent Simons, the longtime manager of the Focus Fund. After 44 years in the investment business, 32 years at Neuberger Berman and 25 years managing mutual funds, Kent has announced his retirement and is passing the torch at Focus to his co-manager Robert Corman. Kent has helped set the tone at Neuberger Berman with his skill and dedication to shareholders. He will be missed. At the same time, Robert has a long and distinguished investment career, and I have the utmost faith in his abilities.

     On a final note, the performance of the markets over the August fiscal year should provide some perspective on expectations for investment returns. Most people tend to focus on calendar year results, which, year-to-date through August 2005, were not terribly impressive. However, the last 12 months tell a different story, with equities providing rather generous returns. Admittedly, these attractive gains were largely due to the stock market's strong finish in November and December 2004 -- a period that is ancient history for some. Yet, the difference suggests that looking at isolated pockets of performance is not so constructive -- and that the bigger picture matters more. In fact, investors would do well to remember that equities have been a reliable way to build capital over the long haul.

     Sincerely,

        /s/ Peter Sundman
          Peter Sundman
      Chairman of the Board
     Neuberger Berman Equity Funds

Century Fund Portfolio Commentary

     In a strong period for the equity markets, the Russell 1000 Growth Index generated a 12.14% return for the fiscal year ending August 31, 2005. The Neuberger Berman Century Fund slightly outperformed this benchmark.

     The 12-month reporting period started with a presidential election campaign and ended with Hurricane Katrina, both of which affected the financial markets. Throughout the fiscal year, the Federal Reserve raised interest rates at a steady 25 basis points per meeting, for a cumulative total of 200 basis points. However, to the surprise of many prognosticators, yields on longer maturity bonds continued to fall in spite of the Fed's tightening policy. Meanwhile, commodity prices -- particularly for crude oil -- moved substantially higher on the strength of economic growth in this country and in Asia. For equities, offsetting the negative pressure of higher short-term interest rates was the impressive advance of corporate earnings, which have shown double digit gains for 13 consecutive quarters. At the same time, profit margins have held at high levels due to relentless cost reductions and productivity gains.

     During the fiscal year, large-cap stocks generally underperformed mid- and small-caps. The Russell Midcap Index returned 27.5%, the small-cap Russell 2000 returned 23.1%, and the large-cap Russell 1000 gained 14.6%. Continuing a trend that has been in place since early 2000, value shares surpassed growth in the mid- and large-cap categories. Only among small-caps did growth investors achieve better results.

     In terms of sectors, Utilities provided the strongest market returns in the large-cap growth arena, as demand for power proved strong and investors sought high yielding investments. Energy shares also performed exceptionally well, following a run-up in crude oil prices and a related increase in earnings. At a more modest level, Information Technology stocks generated solid returns. On the downside, Materials stocks performed poorly, as the sector endured intense margin pressure due to rising energy costs. Also lagging was the Financials sector, which suffered as the slope of the yield curve flattened in response to the Fed's interest rate increases.

     The Fund's outperformance during the fiscal year was due to both stock and sector selection. Security selection within Consumer Staples made the largest contribution to results relative to the benchmark, with Whole Foods performing especially well. Although Financials were a weakly performing sector during this time period, our stock selection in the group added to performance, with Legg Mason enjoying strong returns. Stock selection within both Health Care and Telecom also contributed to performance, with Celgene and Western Wireless doing well.

     In aggregate, our sector selection also contributed to relative results, with our overweight allocation in Energy contributing much of this outperformance. Within Information Technology, our security selection was a negative, with Cisco and Altera exhibiting particular weakness. Lastly, stock selection within Materials also detracted from relative performance, with Ecolab inhibiting returns.

     In the short run, we believe that the equity market will work its way higher, especially if the view that the Fed is finished raising rates comes into focus. Currently, we remain biased in favor of the more cyclical areas of the market, including the Energy and Technology sectors. Entering 2006, however, our outlook becomes less optimistic. The bull market is long in the tooth and negative returns for stocks in the first half of 2006 would not be surprising. Investors have become complacent about the adverse economic affects of higher energy costs, the tight monetary conditions and an overextended consumer. Responsible for two-thirds of economic activity, the consumer is now facing higher gasoline and heating costs. The savings rate is negligible and housing prices may be moderating. We believe that the negative impact of these variables, delayed by the Fed's massive accommodation after 9/11, will eventually be felt. Still, although many indicators suggest an economic slowdown in the months ahead, we are not forecasting a recession.

     The pace of economic activity should slow over the next 12 months, which should affect the stock market. Earnings expectations have moved from overly cautious over the past several years to misplaced optimism going into 2006. As the economy decelerates, corporate profitability will diminish, removing its support for higher equity prices. The average equity P/E is close to 20, and cannot be expected to move substantially higher, particularly after benefiting, as a long duration asset, from the lower long-term bond yields over the past fiscal year. We believe that the increases in Federal government spending, the trade deficit, and higher commodity prices will put upward pressure on inflation and downward pressure on the dollar, limiting the Fed's ability to create liquidity. We expect

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. Century Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.

                                                NEUBERGER BERMAN AUGUST 31, 2005

     the mid-cap segment of the market to continue to perform well, but in the quarters ahead investors may focus more on larger-cap stocks, as quality and lower beta names become an area of emphasis for investors. To prepare for a more difficult equity market, we expect to use near-term strength in stock prices to move our portfolios higher up the market capitalization spectrum and seek earnings stability, higher quality and lower beta.

     Sincerely,

     /s/ Jon D. Brorson
        Jon D. Brorson
         Team Leader

     /s/ John J. Zielinski
       John J. Zielinski
      Portfolio Co-Manager
        Large Cap Growth

     /s/ Kenneth J. Turek
        Kenneth J. Turek
      Portfolio Co-Manager
        Large Cap Growth

Average Annual Total Return/1,3b/

                    Investor   Russell 1000(R)   Russell 1000(R)
                       Class         Growth/2/          Index/2/   S&P 500/2/

1 Year                 12.27%            12.14%            14.63%       12.55%
5 Year                (14.27)%          (10.52)%           (2.38)%      (2.71)%
Life of Fund           (7.94)%           (6.94)%           (0.56)%      (1.23)%
-----------------------------------------------------------------------------
Inception Date    12/06/1999

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Comparison of a $10,000 Investment

                              [CHART APPEARS HERE]

          Investor       Russell       Russell
             Class   1000 Growth    1000 Index    S&P 500
---------------------------------------------------------
12/6/99   $ 10,000     $  10,000     $  10,000   $ 10,000
2/29/00     12,380        10,586         9,816      9,561
8/31/00     13,430        11,535        10,924     10,682
2/28/01      8,210         7,291         8,863      8,777
8/31/01      6,500         6,307         8,148      8,078
2/28/02      6,250         6,155         8,017      7,943
8/31/02      4,890         4,909         6,724      6,625
2/28/03      4,550         4,579         6,236      6,142
8/31/03      5,420         5,600         7,588      7,424
2/29/04      5,940         6,281         8,711      8,507
8/31/04      5,540         5,900         8,448      8,274
2/28/05      5,880         6,352         9,363      9,100
8/31/05      6,220         6,616         9,685      9,312

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industry Diversification
(% of Total Net Assets)

Basic Materials..........................................  2.0%
Biotechnology................................ ...........  4.5
Business Services--IT Business Services..................  0.5
Coal.....................................................  1.5
Commercial Services......................................  1.5
Communications...........................................  2.4
Communications Equipment.................................  2.2
Computer Related.........................................  1.0
Computers & Systems......................................  1.1
Consumer Staples.........................................  1.4
Defense & Aerospace......................................  4.9
Electronics..............................................  1.5
Entertainment............................................  1.3
Financial Services.......................................  3.2
Food & Beverage..........................................  2.1
Food Products............................................  1.7
Hardware.................................................  4.2
Health Care..............................................  1.0
Health Products & Services...............................  2.2
Internet.................................................  4.2
Leisure..................................................  1.7
Machinery & Equipment....................................  1.3
Manufacturing............................................  4.8
Medical Equipment........................................  2.9
Oil & Gas................................................  7.9
Oil Services.............................................  2.0
Pharmaceutical...........................................  5.4
Publishing & Broadcasting................................  1.3
Retail................................................... 10.1
Semiconductors...........................................  7.7
Software.................................................  6.1
Technology...............................................  0.3
Telecommunication Equipment..............................  1.0
Telecommunications.......................................  3.4
Short-Term Investments...................................  0.0
Liabilities, less cash, receivables and other assets..... (0.3)

Fasciano Fund Portfolio Commentary

     The Neuberger Berman Fasciano Fund delivered solidly positive returns in the fiscal year ending August 31, 2005, but lagged its Russell 2000 Index benchmark. The bulk of this shortfall came during the stock market's rally at the end of calendar 2004, which was led by speculative issues. Through the years, our focus has been on high quality stocks capable of outperforming over the full market cycle, rather than on lower quality issues that often excel when investor sentiment is most bullish. Put another way, our approach is geared toward winning the investment marathon, not the 100-yard dash. We are confident that, over the longer term, buying real businesses earning real money that, in our view, present real value will be rewarding.

     During the 12-month reporting period, Industrial sector investments contributed to returns relative to the benchmark. Shipping logistics firm Landstar Systems, engineering and construction company Chicago Bridge & Iron, pump and valve manufacturer Idex, and water filtration company Cuno (acquired by 3M) all made our top-ten performance list. The Fund outperformed the benchmark component in the Financials sector, with property and casualty insurer HCC Insurance Holdings and municipal finance guarantor Assured Guaranty Ltd. among our best performers.

     After significantly outperforming the benchmark's Information Technology component in fiscal 2004, our tech investments materially underperformed this year. Scansource, a distributor of bar code label printers and telephony products, fell sharply after reporting disappointing quarterly operating results. Despite "missing its numbers," Scansource remains solidly profitable and well positioned as the middleman between manufacturers and smaller distributors. Plantronics, a leading manufacturer of wireless headsets, stumbled as sales growth moderated. Investors also appeared disappointed in the company's decision to diversify its business by acquiring a firm that manufactures computer speakers. We will closely follow what management does with this acquisition, but we currently believe that Plantronics stock is still attractive, particularly in view of its dominant position in the wireless headset business.

     Collectively, our Consumer Discretionary investments also penalized relative returns. Restaurant chain Ruby Tuesday fell when it reported lower same store sales. However, as a result of menu changes and a revamped advertising campaign, sales rebounded in the most recent quarter. Candle maker Blythe was largely a victim of investor concern over potential weakness in retail sales resulting from the impact of higher energy costs on consumer spending. Sharp declines in these two Consumer Discretionary sector holdings were partially offset by a gain in Emmis Communications. Emmis has been selling off its television stations at prices that are much higher than anticipated. We may see more restructuring activity in the year ahead. The company's large share buyback also helped the stock.

     Our Energy sector investments were a major contributor to absolute returns, and a plus in terms of relative performance. We favored energy services stocks, which posted excellent gains but performed only about half as well as exploration and production companies, whose profitability is more leveraged to big increases in the price of oil and natural gas.

     Everyone is horrified by the human suffering and devastation caused by Hurricanes Katrina and Rita. However, opportunistic investors have been considering which companies could inadvertently benefit from the impact of the storm. We did not buy Landstar Systems as a "Hurricane play." In fact, it has been a portfolio mainstay for several years. However, the company estimates that it picked up incremental business following Hurricane Dennis and believes it will add even more in hauling supplies to New Orleans and other ravaged Gulf Coast communities.

     Landstar's unique business model -- serving as a middleman between freight agents and independent truckers -- is what drives growth and profitability. The freight agents love Landstar

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

This Fund is the successor to Fasciano Fund, Inc. The total return data shown through March 23, 2001 are those of its predecessor, Fasciano Fund, Inc. The Inception date for the Fasciano Fund, Inc. was 11/10/88.

The composition, industries and holdings of the Fund are subject to change. Fasciano Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.

                                                NEUBERGER BERMAN AUGUST 31, 2005

     because the size and scope of the company's operations help them get their job done effectively. The independent truckers love Landstar because it gives them the freedom to choose the routes they drive and the timing of their trips. Because Landstar does not have to invest much in hard assets, it is exceptionally profitable, with a return on equity of 45%. There is no debt on the balance sheet and this year the company used its strong free cash flow to buy back 4.6% of its outstanding shares. We expect to maintain a position in Landstar as long as it continues to meet our value criteria.

     Most of our shareholders know that we don't let our opinions on the economy or stock market influence investment decisions. Our time and energy are devoted to building a diversified portfolio of small-cap stocks with above-market average returns on equity, earnings-per-share growth in line with the market, and below-market-average price/earnings ratios. We believe that these fundamental characteristics will translate into superior long-term investment returns.

     Sincerely,

     /s/ Michael F. Fasciano
       Michael F. Fasciano
        Portfolio Manager

Average Annual Total Return/1,3b,7,9/

                Investor Class  Advisor Class/6/  Russell 2000(R)/2/

1 Year                   13.60%            13.20%              23.10%
5 Year                    7.16%             6.87%               5.75%
10 Year                  10.23%            10.07%               9.53%
Life of Fund             11.94%            11.85%              11.16%
--------------------------------------------------------------------
Inception Date      11/10/1988        05/24/2002

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Comparison of a $10,000 Investment

                              [CHART APPEARS HERE]

          Investor Class   Russell 2000
---------------------------------------
8/31/95          $10,000        $10,000
8/31/96           11,765         11,082
8/31/97           14,819         14,291
8/31/98           15,205         11,519
8/31/99           16,915         14,786
8/31/00           18,732         18,801
8/31/01           19,121         16,615
8/31/02           18,167         14,050
8/31/03           20,613         18,135
8/31/04           23,305         20,195
8/31/05           26,473         24,860

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industry Diversification
(% of Total Net Assets)

Auto/Truck Replacement Parts .......................    0.7%
Banking & Financial ................................    2.0
Basic Materials ....................................    0.5
Biotechnology ......................................    1.3
Business Services ..................................    7.1
Consumer Discretionary .............................    0.1
Consumer Products & Services .......................    2.2
Cosmetics ..........................................    0.2
Distributor ........................................    3.9
Education ..........................................    0.8
Electrical & Electronics ...........................    1.0
Entertainment ......................................    2.1
Filters ............................................    0.7
Financial Services .................................    3.8
Health Products & Services .........................    8.5
Heavy Industry .....................................    1.9
Home Builders ......................................    1.8
Industrial & Commercial Products ...................    1.9
Insurance ..........................................    6.5
Internet ...........................................    0.9
Machinery & Equipment ..............................    5.9
Manufacturing ......................................    0.5
Materials ..........................................    1.6
Oil Services .......................................    5.6
Publishing & Broadcasting ..........................    7.8
Restaurants ........................................    2.7
Retail .............................................    1.7
Semiconductors .....................................    0.8
Specialty Chemical .................................    0.8
Technology .........................................    5.3
Transportation .....................................    7.0
Waste Management ...................................    3.1
Short-Term Investments .............................   23.9
Liabilities, less cash, receivables and other assets  (14.6)

Focus Fund Portfolio Commentary

     We are pleased to report that the Neuberger Berman Focus Fund generated a healthy return for the fiscal year ending August 31, 2005, roughly matching the return of the Russell 1000 Value Index and notably surpassing the S&P 500 Index.

     By economic sector, our holdings in Information Technology (the Fund's second biggest area of concentration) made by far the largest contribution to performance this year. Advanced Micro Devices, Amdocs, International Rectifier, Jabil and Nokia were all on the list of the Fund's top ten performers, each registering a total return of more than 35%. A healthy overall demand backdrop and some company-specific fundamental improvements largely accounted for the advances. International Rectifier, the Fund's second largest holding, continued its evolution from a supplier of commodity electronic components to a much more proprietary and higher margin producer of power semiconductors and related subsystems. This stock was the Fund's largest contributor to performance this year.

     The Financial sector, our largest area of concentration, was a net drag on the Fund's relative performance. Happily, Capital One Financial, our largest holding, continued its near flawless execution in terms of operations. This led to a total return of over 21% for the stock, outpacing overall Fund results. Unfortunately, the aggregate Financial sector and, specifically, the rest of our individual holdings in this space, meaningfully underperformed. The key driver of this underperformance was growing concern about the flattening of the yield curve and the likely attendant profit squeeze.

     The poorest performer among our Financial holdings was Fannie Mae. For this company, the turmoil following the SEC's determinations that Fannie's accounting was improper and would require a dramatic restatement took a huge toll. Senior management departures, an uncertain regulatory framework, complete lack of visibility in terms of past results, and much weaker future earnings prospects left the company largely un-analyzable from a fundamentals standpoint. By the Fund's year-end, our thesis for owning the stock, that the worst was nearly over and that the potential of the ongoing franchise was underappreciated, no longer held and we sold the stock.

     Beyond the two areas of heavy concentration discussed above, which together represented more than 85% of Fund assets at year-end, a notable contribution was provided by our two holdings among the homebuilders. Centex and Lennar each generated nearly 50% total returns. While skepticism on the sustainability of the housing boom kept P/E multiples in check, above-expectation performance on the earnings side drove the stocks higher.

     Looking forward, the macroeconomic outlook appears to us more uncertain than a year ago. The steep rise in energy prices is an effective tax on consumers. Ongoing Federal Reserve rate hikes are a further headwind facing consumer and business spending. The intermediate term effect of Katrina and Rita on activity and psychology is another uncertainty. Against this backdrop, we are sticking to our methodology of looking for high quality companies with above average growth prospects that are either "under a rock or under a cloud." In these situations, in which either a material fundamental change has gone unnoticed or a controversy has spooked investors and driven a stock price down, we expect to continue to find attractive valuations and promising candidates for the Fund.

     Sincerely,

            /s/ Kent Simons
          /s/ Robert B. Corman
     Kent Simons and Robert B. Corman
          Portfolio Co-Managers

While the value-oriented approach is intended to limit risks, the Fund - with its concentration in sectors - may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change.

Please see Endnotes and glossary of indices for additional information.

                                                NEUBERGER BERMAN AUGUST 31, 2005

Message From Kent Simons

On a personal note, this is my last letter to shareholders as manager or co-manager of the Focus Fund. After 44 years in the investment business and 25 years of managing one or more of Neuberger Berman's mutual funds, the siren song of retirement has grown too loud to resist.

During the time I have been involved with the management of the Fund, the process has never varied, consisting of the selection of a few good companies whose long-term prospects are not reflected in their current valuations. With my co-manager Bob Corman taking the reins, that process will not change. In fact, if I didn't tell you I'm leaving, you probably wouldn't even notice.

Best Regards,

Kent


Average Annual Total Return/1,3b,9,10/

               Investor       Trust     Advisor    Russell 1000(R)
                  Class    Class/5/    Class/6/          Value/2/    S&P 500/2/

1 Year            16.69%      16.44%      16.21%            16.86%       12.55%
5 Year            (2.47)%     (2.65)%     (2.89)%            5.66%       (2.71)%
10 Year            9.12%       8.98%       9.13%            11.76%        9.85%
Life of Fund      11.38%      11.42%      11.38%              N/A        10.62%
------------------------------------------------------------------------------
Inception Date 10/19/1955  08/30/1993  09/03/1996

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Comparison of a $10,000 Investment

                              [CHART APPEARS HERE]

            Investor       Russell
               Class    1000 Value     S&P 500
----------------------------------------------
8/31/95   $   10,000   $    10,000   $  10,000
8/31/96       10,370        11,754      11,872
8/31/97       14,924        16,401      16,695
8/31/98       12,331        17,039      18,047
8/31/99       17,028        22,165      25,231
8/31/00       27,125        23,086      29,347
8/31/01       21,591        22,828      22,193
8/31/02       14,773        19,829      18,202
8/31/03       20,689        22,135      20,396
8/31/04       20,514        26,013      22,731
8/31/05       23,939        30,397      25,584

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Sector Diversification
(% of Total Net Assets)

Auto & Housing ...........................................  1.9%
Consumer Goods & Services ................................  2.7
Financial Services ....................................... 50.0
Media & Entertainment ....................................  1.0
Retail ...................................................  6.2
Technology ............................................... 36.0
Short-Term Investments ...................................  5.5
Liabilities, less cash, receivables and other assets ..... (3.3)

Genesis Fund Portfolio Commentary

     Despite the small-cap stock market's erratic performance over this 12-month reporting period, the Russell 2000 closed the fiscal year ending August 31, 2005 with 20% plus gains, outperforming large-cap stock barometers. We are pleased to report that the Neuberger Berman Genesis Fund materially outperformed its small-cap benchmark.

     The Fund was triple-weighted in the top-performing Energy sector. Five energy companies -- XTO Energy, National Oil Well Varco, Southwestern Energy, Cal Dive International, and Encore Acquisition -- made our list of top-ten performance contributors. Although, after the post-Hurricane rally, energy stocks may be vulnerable to a correction, we believe the longer-term outlook is still quite positive. The original thesis that led us to overweight Energy remains intact. We expect the demand-driven supply/demand imbalance that has pushed oil prices to record levels to persist unless supply is bolstered by major new discoveries or demand falls significantly as the result of a major global economic contraction. We think the probability of the former happening in the near future is rather low. While the global economy may slow somewhat if the U.S. economy decelerates in the year ahead, we don't expect any large scale economic dislocation. However, if we are wrong, we believe our significant exposure to sectors that have historically been less economically sensitive should help insulate the portfolio from a cyclical downturn in energy prices.

     Industrial sector investments had the second most favorable impact on returns. United Defense Industries was taken over by the UK's BAE Systems at a large premium. Mining equipment manufacturer Joy Global was another big winner in the Industrials sector.

     We were significantly overweighted in Health Care versus our benchmark and, collectively, our holdings outperformed. Mentor Corp., a maker of breast and penile implant products, was our sixth best performance contributor. Pharmaceutical Product Development, a leading outsourcer of clinical trial services for major drug companies, also made our top-ten list. The company acquired the rights to several promising drugs under FDA review and investors have begun to price the potential of this pipeline into the stock. We continue to look for high quality underappreciated stocks in the Health Care sector.

     The Fund was overweighted in Consumer Staples and, collectively, our holdings underperformed. Alberto Culver was our biggest disappointment in the sector. While best known for skin and hair care products you see on the drug store shelves, such as St. Ives skin cream and VO5 shampoo, a large portion of Alberto Culver's revenue comes from a retail division that distributes upscale hair care products exclusively through hair salons. The stock sold off when Proctor & Gamble decided to distribute its Wella products on its own rather than through Culver's retail operation. We think this is a temporary setback for Alberto Culver, which is now priced even more attractively for such a well-managed company with a solid operating history.

     We were underweighted in Information Technology, one of the poorer performing sectors this year. However, our tech holdings lagged benchmark technology components as well. Long-time portfolio holding Zebra Technologies, the leading manufacturer of bar code printers, got hit rather hard when it reported modestly disappointing quarterly earnings. On the surface, the stock appeared to have gotten a bit pricey, due in large part to excitement over the incremental growth potential coming from new products in the Radio Frequency Identification (RFID) field, a new technology for inventory management and point of sale systems. The RFID business may take longer than anticipated to contribute significantly to Zebra's bottom line. However, Zebra is a very profitable company that throws off lots of free cash. To wit, Zebra is currently sitting on $8 per share of cash that can be deployed to reenergize earnings. We have a long history with Zebra. Like most small companies, it has occasionally stumbled. However, it has always regained its footing and we expect it to bounce back again.

     Looking ahead, we remain concerned that an overextended consumer, who will now be further

This fund is currently closed to new investors.

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Genesis Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information

                                                NEUBERGER BERMAN AUGUST 31, 2005

     burdened by high gasoline prices and, come winter, high heating oil prices, will finally tighten the purse strings. Thus far, our concern has been unwarranted, but we view the strained consumer as an economic accident waiting to happen. On a positive note, we observe that the consensus expectation that large-cap stocks would take over market leadership from small-caps as the Fed tightened has proven erroneous. While this may or may not happen in the next year, we believe that our portfolio of high quality companies that have been self financing and consistent earners, can continue to compete effectively with large-cap stocks and within its own small-cap arena.

     Sincerely,

            /s/ Judith M. Vale
           /s/ Robert D'Alelio
     Judith M. Vale and Robert D'Alelio
          Portfolio Co-Managers

Average Annual Total Return/1,3b/

                    Investor         Trust       Advisor    Institutional      Russell
                       Class      Class/5/      Class/6/         Class/8/   2000(R)/2/
1 Year                 29.68%        29.63%        29.31%         29.95%        23.10%
5 Year                 16.37%        16.34%        16.05%         16.65%         5.75%
10 Year                16.36%        16.33%        16.10%         16.54%         9.53%
Life of Fund           14.77%        14.79%        14.62%         14.88%        11.00%
--------------------------------------------------------------------------------------
Inception Date    09/27/1988    08/26/1993    04/02/1997     07/01/1999

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Comparison of a $10,000 Investment

                              [CHART APPEARS HERE]

           Investor Class   Russell 2000
----------------------------------------
8/31/95    $       10,000   $     10,000
8/31/96            12,132         11,082
8/31/97            17,509         14,291
8/31/98            14,213         11,519
8/31/99            16,942         14,786
8/31/00            21,312         18,801
8/31/01            24,832         16,615
8/31/02            25,463         14,050
8/31/03            30,404         18,135
8/31/04            35,077         20,195
8/31/05            45,487         24,860

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industry Diversification
(% of Total Net Assets)

Aerospace ................................................    0.8%
Agriculture ..............................................    0.4
Automotive ...............................................    0.3
Banking & Financial ......................................    6.9
Building, Construction & Furnishing ......................    1.1
Business Services ........................................    3.4
Capital Equipment ........................................    1.6
Consumer Products & Services .............................    5.8
Defense ..................................................    7.3
Diagnostic Equipment .....................................    1.7
Filters ..................................................    2.1
Financial Services .......................................    0.2
Financial Technology .....................................    1.3
Food Products ............................................    0.2
Health Care ..............................................   12.5
Health Products & Services ...............................    1.8
Heavy Industry ...........................................    1.0
Industrial & Commercial Products .........................    3.1
Insurance ................................................    3.3
Manufacturing ............................................    0.0
Medical Services .........................................    2.1
Mining ...................................................    0.8
Office Equipment .........................................    1.3
Oil & Gas ................................................   16.7
Oil Services .............................................    8.0
Packing & Containers .....................................    1.6
Pharmaceutical ...........................................    1.4
Publishing & Broadcasting ................................    1.4
Restaurants ..............................................    1.0
Retail ...................................................    3.6
Technology ...............................................    3.3
Technology--Semiconductor ................................    0.5
Short-Term Investments ...................................    9.3
Liabilities, less cash, receivables and other assets .....   (5.8)

Guardian Fund Portfolio Commentary

     In the fiscal year ending August 31, 2005, the Neuberger Berman Guardian Fund outperformed the S&P 500 and Russell 1000 Value Index, both of which posted solid gains. Our strong relative performance was fueled by stock selection, with portfolio holdings outperforming corresponding benchmark components in eight of ten sectors in the S&P 500 and seven of ten sectors in the Russell Index. This outcome reflects our dedication to research-driven value oriented stock selection.

     Energy and Information Technology sector investments made the greatest contribution to absolute returns. Newfield Exploration and BP PLC were our best performing energy investments and Texas Instruments was our biggest technology stock winner. Interestingly, over the last year we were moving in opposite directions in these two sectors, reducing our exposure to Energy by taking profits in companies we believed to be relatively fully priced and increasing our commitment to out-of-favor technology stocks that we saw as outstanding bargains. With the benefit of hindsight, our decision to manage risk by reducing our exposure to Energy proved premature and we bought into tech before it bottomed. However, we have found that valuation-based buy and sell decisions generally work to shareholders' advantage over the longer term.

     Industrials, Health Care and Consumer Discretionary sector investments had a favorable impact on relative performance. Our Industrials and Health Care holdings more than tripled the returns of the S&P 500's respective sector components and our Consumer Discretionary holdings doubled the return of the S&P's Consumer Discretionary category. Long-time holding UnitedHealth Group was our top Health Care performer. L3 Communications and Canadian National Railway were the big winners in the Industrials sector. Liberty Global and Target led the pack in the Consumer Discretionary sector.

     Financials sector investments were the biggest disappointment this year. A flattening yield curve and narrowing credit spreads resulted in a challenging business environment for regional bank Fifth Third Bancorp and bond insurer Ambac, making it difficult for them to live up to our fundamental expectations. Consequently, we eliminated both stocks from the portfolio. We also sold reinsurer Renaissance Re because we believed that management was not forthcoming in explaining the reasons for having to restate its financial statements. The elimination of these positions and the trimming of our REIT holdings primarily due to valuation concerns led to a significant decline in our allocation to the Financials sector.

     We used the proceeds to buy what we believe to be several high quality companies in the Consumer Discretionary sector that were trading at historically low valuations. Our new position in Toyota is a good example of our strategy of buying what we believe to be high quality industry leaders when their stocks are statistically inexpensive.

     Liberty Global, one of the Fund's best performers this year, provides an illustration of one of the ways we uncover what we believe to be high quality value investments. Long-term shareholders will recall that we have had a position in Liberty Media for several years. Over this time period, we believed that Liberty Media's shares offered significant value as they were trading at a substantial discount to the value of the company's underlying businesses, one of which was its cable television operations in Europe and Japan. To reduce the discount in its share price, Liberty Media's management embarked on a process of simplifying its corporate structure by spinning out several of its larger businesses to shareholders. We received shares in Liberty Media International subsequent to the spinout in the summer of 2004. We were delighted to get this undervalued asset and, when the stock struggled in the weeks following the spin-off, we added to our position. When the dust settled, investors began to realize that the newly renamed Liberty Global was a bargain relative to domestic cable companies and the stock took off.

     The Liberty Global story does not end there. Although the stock's valuation is now in line with U.S. cable television operators, in our view the current price fails to fully discount Liberty Global's more favorable growth prospects. In particular, we believe the

The risks involved in seeking capital appreciation from investments in mid-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Guardian Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.

                                                NEUBERGER BERMAN AUGUST 31, 2005

     company can grow broadband revenues much faster than its domestic counterparts. Also, Liberty Global's management team has extensive experience in developing and investing in popular cable television networks. So, we think the company can produce significant incremental revenues and earnings by adding content to its unrivaled international distribution.

     In closing, Hurricanes Katrina and Rita have further complicated the outlook for the economy and stock market. While economic momentum and corporate profits have remained strong, the second half of 2005 may see moderating rates of growth as the economy adjusts to the various shocks precipitated by the storm. In this environment, we believe quality and valuation sensitivity will become even more critical to investment success.

     Sincerely,

     /s/ Arthur Moretti
       Arthur Moretti
     Portfolio Manager

Average Annual Total Return/1,3b,9/

                   Investor          Trust        Advisor                   Russell 1000(R)
                      Class       Class/5/       Class/6/      S&P 500/2/          Value/2/
1 Year                21.52%         21.33%         20.73%         12.55%            16.86%
5 Year                 1.62%          1.49%          1.14%         (2.71)%            5.66%
10 Year                6.40%          6.29%          5.86%          9.85%            11.76%
Life of Fund          11.85%         11.83%         11.75%         11.75%              N/A
------------------------------------------------------------------------------------------
Inception Date   06/01/1950     08/03/1993     09/03/1996


Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Comparison of a $10,000 Investment

                              [CHART APPEARS HERE]

            Investor                   Russell
               Class      S&P 500         1000
----------------------------------------------
8/31/95   $   10,000   $   10,000   $   10,000
8/31/96       10,527       11,754       11,872
8/31/97       14,704       16,401       16,695
8/31/98       11,646       17,039       18,047
8/31/99       14,688       22,165       25,231
8/31/00       17,161       23,086       29,347
8/31/01       14,869       22,828       22,193
8/31/02       12,098       19,829       18,202
8/31/03       13,634       22,135       20,396
8/31/04       15,304       26,013       22,731
8/31/05       18,597       30,397       25,584

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industry Diversification
(% of Total Net Assets)

Automotive .................................................    2.9%
Banking & Financial ........................................    3.9
Business Services ..........................................    1.3
Consumer Discretionary .....................................    2.1
Consumer Staples ...........................................    1.9
Defense ....................................................    3.6
Energy .....................................................    2.5
Financial Services .........................................    6.3
Health Products & Services .................................    5.7
Industrial .................................................    3.2
Industrial Gases ...........................................    2.9
Insurance ..................................................    4.3
Media ......................................................    9.5
Oil & Gas ..................................................    4.7
Oil Services ...............................................    0.5
Pharmaceutical .............................................    5.6
Real Estate ................................................    2.4
Technology .................................................    6.4
Technology-Semiconductor ...................................    8.9
Technology-Semiconductor Capital Equipment .................    3.5
Telecommunications .........................................    3.5
Transportation .............................................    3.7
Utilities ..................................................    3.5
Waste Management ...........................................    2.9
Short-Term Investments .....................................   16.3
Liabilities, less cash, receivables and other assets .......  (12.0)

International Fund Portfolio Commentary

     International stocks significantly outperformed U.S. equities in the fiscal year ending August 31 2005, with the MSCI EAFE Index nearly doubling the return of the S&P 500. We are pleased to report that our stock selection once again helped the Neuberger Berman International Fund outperform its EAFE benchmark.

     Energy holdings made the largest performance contribution to the portfolio. We were nearly double-weighted in Energy versus the EAFE benchmark, in part because we sought energy stocks outside EAFE's boundaries. Of the six energy stocks that appeared on our top-ten performance list, four are in non-EAFE nations (Canada's Talisman Energy and Petrokazakhstan, Argentina's Tenaris, and Brazil's Petroleo Brasileiro). Our focus has been on "upstream" operators, notably exploration and production companies, rather than "downstream" or integrated energy companies involved in refining and marketing. Also, we have favored companies operating in under-explored areas such as the UK's Burren Energy, which is active in Turkmenistan; Petrokazakhstan, which is exploring in Kazakhstan; and Petroleo Brasileiro, which is focused on Brazil. France's Total is the only integrated oil major we own and our interest in Total is based primarily on its promising exploration and production activities in the Middle East and West Africa. We believe that the supply/demand imbalance that has pushed oil prices to record levels and supported strong profit growth for energy companies will persist for the foreseeable future. Consequently, at present we are comfortable with our commitments in the Energy sector.

     We were underweighted in Financials, but outperformed EAFE's financial components by a wide margin. Our bias favoring niche companies -- primarily banks and property and casualty insurers with strong franchises in local markets -- and avoidance of large multinational financial companies were primarily responsible for our superior relative performance in this sector. Long time portfolio holding Anglo Irish Bank, which specializes in niche business lending, and Canadian Western Bank, which has a strong franchise in the province of Alberta, were our best performers in the sector. French banks Societe General and Banque Nationale de Paris, and Italian property and casualty insurer Milano Assicurazioni also performed well.

     Although we were underweighted in Health Care, our returns quadrupled EAFE's Health Care component. Hospital companies such as Sweden's Capio and Germany's Rhon Klinikum and pharmaceuticals companies including Australia's Sigma Healthcare and the UK's Shire Pharmaceuticals were among our best performing holdings.

     Investments in the Consumer Staples and Consumer Discretionary sectors also performed strongly. Irish alcoholic cider producer C&C Group was our biggest winner in the Consumer Staples group. Gaming companies Great Canadian Gaming and Greece's Opap, Spanish homebuilder Fadesa, and Swedish kitchen cabinet manufacturer Nobia led the way in the Consumer Discretionary sector.

     Our Industrials and Materials sector investments lagged. Two Japanese companies, Mars Engineering, which manufactures amusement arcade equipment, and Takuma Co. Ltd, which makes waste recycling and water treatment equipment, penalized returns in the Industrials sector. South Africa's Harmony Gold Mining was our biggest loser in the Materials sector.

     On a country basis, we generated good returns from investments in non-EAFE nations. On average, throughout this reporting period the Fund had 14.6% of assets outside of EAFE's boundaries. Canadian, Brazilian and Argentine energy companies made the largest performance contributions. Energy is an especially global business, so we think it makes sense to buy quality energy companies wherever we find them. As mentioned already, Canadian Western Bank was a stellar performer and South African furniture maker Steinhoff International Holdings more than doubled this year.

     The Japanese stock market was a lackluster performer this year and our Japanese holdings lagged. We avoided the Japanese banks, which performed well as investors appeared to gain confidence that an extended period of deflation was over and that the Japanese economy is now on solid footing. We have our doubts that the Japanese economy has turned the corner, so

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, Neuberger Berman Management Inc. diversifies the portfolio holdings over a wide array of countries and individual stocks.

Please see Endnotes and Glossary of Indices for additional information.

                                                NEUBERGER BERMAN AUGUST 31, 2005

     we have focused on the stocks of less economically sensitive companies, which did not fare as well.

     Looking ahead, we still feel constructive about the global economy and international equity markets. If the U.S. economy remains stable -- in our opinion a high probability unless something happens to derail the housing market -- we believe the global economy will continue to expand at a respectable pace. Despite strong relative performance this year, international equity valuations remain more reasonable than those of U.S. stocks. Although the U.S. dollar rallied against many foreign currencies in the second half of fiscal 2005, we believe that the longer term trend will be for the greenback to weaken. This would enhance dollar denominated returns from international investments.

     Sincerely,

     /s/ Benjamin Segal
       Benjamin Segal
      Portfolio Manager

Average Annual Total Return/1,3b,9/

               Investor Class  Trust Class/5/   EAFE(R) Index/2/

1 Year                  37.08%          36.89%             24.09%
5 Year                   6.29%           6.65%              1.63%
10 Year                 10.48%          10.87%              5.92%
Life of Fund             9.97%          10.33%              5.67%
----------------------------------------------------------------
Inception Date     06/15/1994      06/29/1998

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Comparison of a $10,000 Investment

                              [CHART APPEARS HERE]

                    Investor Class   EAFE Index
-----------------------------------------------
8/31/95             $       10,000   $   10,000
8/31/96                     11,173       10,819
8/31/97                     13,933       11,832
8/31/98                     13,141       11,847
8/31/99                     15,913       14,931
8/31/00                     19,960       16,396
8/31/01                     14,829       12,448
8/31/02                     13,381       10,620
8/31/03                     14,662       11,637
8/31/04                     19,754       14,324
8/31/05                     27,080       17,775

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industry Diversification
(% of Total Net Assets)

Automobiles & Components ..............................   4.4%
Banks .................................................  13.3
Capital Goods .........................................   3.0
Chemicals .............................................   1.7
Commercial Services & Supplies ........................   8.0
Construction Materials ................................   3.6
Consumer Durables & Apparel ...........................   5.7
Diversified Financials ................................   0.6
Electric Utilities ....................................   1.5
Energy Services & Equipment ...........................   1.7
Food, Beverage & Tobacco ..............................   3.8
Health Care Equipment & Services ......................   1.5
Hotels, Restaurants & Leisure .........................   7.3
Household & Personal Products .........................   0.7
Insurance .............................................   2.0
Materials-Metals & Mining .............................   1.5
Media .................................................   3.5
Oil & Gas .............................................  18.2
Pharmaceutical & Biotechnology ........................   1.3
Retailing .............................................   0.9
Technology-Hardware ...................................   5.8
Telecommunications-Diversified ........................   0.7
Telecommunications-Wireless ...........................   3.7
Transportation ........................................   1.0
Short-Term Investments ................................  14.4
Liabilities, less cash, receivables and other assets ..  (9.8)

International Institutional Fund Portfolio Commentary

     International stocks significantly outperformed U.S. equities in the fiscal year ending August 31, 2005, with the MSCI EAFE Index nearly doubling the return of the S&P 500. The Neuberger Berman International Institutional Fund was launched on June 17, 2005. I am pleased to report that from inception through August 31, the portfolio generated a 9.50% total return, compared with the MSCI EAFE Index's 6.18% gain.

     The International Institutional Fund seeks long-term growth of capital by investing primarily in common stocks of foreign companies. To pursue this goal, the Fund invests mainly in foreign companies of any size, including companies in both developed and emerging markets.

     In picking stocks, we look for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. Factors in identifying these firms may include strong fundamentals, such as attractive cash flows and balance sheets, as well as prices that are reasonable in light of projected returns. We also consider the outlooks for various countries and regions around the world, examining economic, market, social and political conditions.

     Currently, we are cautiously optimistic about the global economy and international equity markets. If the U.S. economy remains stable, which in our view is likely, the global economy will continue to expand at a respectable pace. Despite strong relative performance this year, international equity valuations remain below that of the U.S. market. Although the U.S. dollar rallied against many foreign currencies in the second half of fiscal 2005, we believe that the longer-term trend will be for the U.S. currency to weaken. This would enhance dollar denominated returns from international investments.

     Sincerely,

     /s/ Benjamin Segal
        Benjamin Segal
      Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, Neuberger Berman Management Inc. diversifies the portfolio holdings over a wide array of countries and individual stocks.

Please see Endnotes and Glossary of Indices for additional information.

                                                NEUBERGER BERMAN AUGUST 31, 2005

Cumulative Total Return/1,3b,9/

                 Institutional Class   EAFE(R) Index/2/

Life of Fund                    9.50%              6.18%
-------------------------------------------------------
Inception Date            06/17/2005

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Comparison of a $10,000 Investment

                              [CHART APPEARS HERE]

                  Investor Class    EAFE Index
----------------------------------------------
6/17/05           $       10,000    $   10,000
6/30/05                    9,940        10,045
7/31/05                   10,450        10,353
8/31/05                   10,950        10,618

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industry Diversification
(% of Total Net Assets)

Automobiles & Components ..............................    4.0%
Banks .................................................   12.0
Capital Goods .........................................    2.7
Chemicals .............................................    0.7
Commercial Services & Supplies ........................    7.3
Construction Materials ................................    3.0
Consumer Durables & Apparel ...........................    5.3
Diversified Financials ................................    0.6
Electric Utilities ....................................    1.3
Energy Services & Equipment ...........................    1.5
Food, Beverage & Tobacco ..............................    3.7
Health Care Equipment & Services ......................    1.2
Hotels, Restaurants & Leisure .........................    6.0
Insurance .............................................    2.0
Materials-Metals & Mining .............................    1.2
Media .................................................    3.2
Oil & Gas .............................................   16.9
Pharmaceutical & Biotechnology ........................    1.5
Retailing .............................................    0.8
Technology-Hardware ...................................    5.2
Telecommunications-Diversified ........................    0.8
Telecommunications-Wireless ...........................    3.8
Transportation ........................................    0.9
Short-Term Investments ................................    9.5
Cash, receivables and other assets, less liabilities ..    4.9

Manhattan Fund Portfolio Commentary

     In a strong period for the equity markets, the Russell Midcap Growth Index provided a 26.45% return for the fiscal year ending August 31, 2005. We are pleased to report that the Neuberger Berman Manhattan Fund Investor Class outperformed this benchmark, finishing in the 30th percentile of its Lipper peer group.*

     The 12-month reporting period started with a presidential election campaign and ended with Hurricane Katrina, both of which affected the financial markets. Throughout the fiscal year, the Federal Reserve raised interest rates at a steady 25 basis points per meeting, for a cumulative total of 200 basis points. However, to the surprise of many prognosticators, yields on longer maturity bonds continued to fall in spite of the Fed's tightening policy. Meanwhile, commodity prices -- particularly for crude oil -- moved substantially higher on the strength of economic growth in this country and in Asia. For equities, offsetting the negative pressure of higher short-term interest rates was the impressive advance of corporate earnings, which have shown double-digit gains for 13 consecutive quarters. At the same time, profit margins have held at high levels due to relentless cost reductions and productivity gains.

     Across the board, the equity market generated good returns for the fiscal year. As in fiscal 2004, mid-caps outperformed in fiscal 2005, with the Russell Midcap Index gaining 27.5%, followed by the small-cap Russell 2000 Index's 23.1%, and the large-cap Russell 1000's 14.6%. Continuing a trend that has been in place since early 2000, value shares surpassed growth in the mid- and large-cap categories. Only in the small-cap segment did growth investors achieve better results.

     In terms of sectors, Utilities provided the strongest returns in the mid-cap growth arena, as demand for power proved strong and investors sought high yielding investments. Not surprisingly, Energy shares also performed exceptionally well, following the run-up in crude oil prices and a related increase in earnings. One of the worst performing sectors was Materials, which suffered from intense margin pressure due to rising energy costs. Also lagging was the Financials sector, which suffered as the slope of the yield curve flattened in response to the Fed's interest rate increases.

     The Fund's stock selection added to performance versus the benchmark across most sectors, while sector positioning also helped relative results. Specifically, stock selection within Energy was the largest contributor to performance, with Canadian Natural Resources showing particular strength. Our Health Care and Consumer Staples holdings were also additive, with Celgene and Whole Foods generating strong gains. Within Telecom, our emphasis on wireless stocks continued to benefit the portfolio. In terms of sector selection, our overweight in Energy provided most of our performance advantage. The largest detractor from relative results was our security selection within Information Technology, as Sigmatel and Zebra Technologies showed particular weakness. Industrial holdings also lagged, with Fastenal holding back results.

     In the short run, we believe that the equity market will work its way higher, especially if the view that the Fed is finished raising rates comes into focus. Currently, we remain biased in favor of the more cyclical areas of the market, including the Energy and Technology sectors. Entering 2006, however, our outlook becomes less optimistic. The bull market is long in the tooth and negative returns for stocks in the first half of 2006 would not be surprising. Investors have become complacent about the adverse economic affects of higher energy costs, the tight monetary conditions and an overextended consumer. Responsible for two-thirds of economic activity, the consumer is now facing higher gasoline and heating costs. The savings rate is negligible and housing prices may be moderating. We believe that the negative impact of these variables, delayed by the Fed's massive accommodation after 9/11, will eventually be felt. Still, although many indicators suggest an economic slowdown in the months ahead, we are not forecasting a recession.

     The pace of economic activity should slow over the next 12 months, which should affect the stock market. Earnings expectations have moved from overly cautious over the past several years to overly optimistic going into 2006. As the economy decelerates, corporate profitability will diminish, removing its support for higher equity prices. The average equity P/E is close to 20, and cannot be expected to move substantially higher, particularly after benefiting, as a long duration asset, from the lower long-term bond yields over the past fiscal year. We believe that the increases in Federal

The risks involved in seeking capital appreciation from investments primarily in mid-cap stocks are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Manhattan Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

* As categorized by Lipper, Neuberger Berman Manhattan Fund Investor Class ranked 157 out of 538 funds in its Mid-Cap Growth Funds Category for the one year period ending August 31, 2005.

Please see Endnotes and Glossary of Indices for additional information.

                                                NEUBERGER BERMAN AUGUST 31, 2005

     government spending, the trade deficit, and higher commodity prices will put upward pressure on inflation and downward pressure on the dollar, limiting the Fed's ability to create liquidity. We expect the mid-cap segment of the market to continue to perform well, but in the quarters ahead investors may focus more on larger-cap stocks, as quality and lower beta names become an area of emphasis for investors. To prepare for a more difficult equity market, we expect to use near-term strength in stock prices to move our portfolios higher up the market capitalization spectrum within the mid-cap segment and to seek earnings stability, higher quality and lower beta.

     Sincerely,

     /s/ Jon D. Brorson
     Jon D. Brorson
     Team Leader

     /s/ Kenneth J. Turek
     Kenneth J. Turek
     Portfolio Manager Mid Cap Growth

Average Annual Total Return/1,3b,9/

                                                      Russell
                 Investor         Trust     Advisor   Midcap(R)       Russell      S&P
                    Class      Class/5/    Class/6/   Growth/2/  Midcap(R)/2/   500/2/
1 Year             27.13%        26.77%      26.38%      26.45%        27.47%   12.55%
5 Year           (11.15)%      (11.24)%    (11.60)%     (5.69)%         6.58%  (2.71)%
10 Year             5.53%         5.37%       4.98%       9.20%        12.69%    9.85%
Life of Fund       12.94%        12.87%      12.71%        N/A         15.31%   13.47%
--------------------------------------------------------------------------------------
Inception Date 03/01/1979/4/ 08/30/1993  09/03/1996

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Comparison of a $10,000 Investment

                              [CHART APPEARS HERE]

          Investor        Russell   Russell
             Class  Midcap Growth    Midcap   S&P 500
-----------------------------------------------------
8/31/95    $10,000        $10,000   $10,000   $10,000
8/31/96      9,709         11,182    11,308    11,872
8/31/97     13,472         14,675    15,162    16,695
8/31/98     11,988         12,990    14,148    18,047
8/31/99     16,472         19,334    18,648    25,231
8/31/00     30,949         32,323    24,025    29,347
8/31/01     15,135         17,764    20,909    22,193
8/31/02     10,811         13,611    18,437    18,202
8/31/03     12,835         17,747    22,477    20,396
8/31/04     13,480         19,070    25,915    22,731
8/31/05     17,137         24,114    33,035    25,584

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industry Diversification
(% of Total Net Assets)

Aerospace.................................................    2.4%
Basic Materials...........................................    2.7
Biotechnology.............................................    5.1
Business Services.........................................    8.5
Capital Equipment.........................................    2.4
Communications Equipment..................................    2.0
Consumer Discretionary....................................    4.6
Consumer Staples..........................................    1.6
Diagnostic Equipment......................................    1.6
Electrical & Electronics..................................    0.6
Energy....................................................   10.0
Financial Services........................................    5.0
Health Care...............................................    4.3
Industrial................................................    3.0
Leisure...................................................    6.3
Medical Equipment.........................................    6.8
Oil & Gas.................................................    1.2
Retail....................................................    7.1
Semiconductors............................................    7.3
Software..................................................    4.6
Technology................................................    4.5
Telecommunications........................................    5.7
Transportation............................................    1.1
Utilities.................................................    0.5
Short-Term Investments....................................   20.2
Liabilities, less cash, receivables and other assets......  (19.1)

Millennium Fund Portfolio Commentary

     In a strong period for the equity markets, the Russell 2000 Growth Index generated a 23.51% return for the fiscal year ending August 31, 2005. We are pleased to report that the Neuberger Berman Millennium Fund substantially outperformed this benchmark, finishing in the sixth percentile of its Lipper peer group.*

     The 12-month reporting period started with a presidential election campaign and ended with Hurricane Katrina, both of which affected the financial markets. Throughout the fiscal year, the Federal Reserve raised interest rates at a steady 25 basis points per meeting, for a cumulative total of 200 basis points. However, to the surprise of many prognosticators, yields on longer maturity bonds continued to fall in spite of the Fed's tightening policy. Meanwhile, commodity prices -- particularly for crude oil -- moved substantially higher on the strength of economic growth in this country and in Asia. For equities, offsetting the negative pressure of higher short-term interest rates was the impressive advance of corporate earnings, which have shown double digit gains for 13 consecutive quarters. At the same time, profit margins have held at high levels due to relentless cost reductions and productivity gains.

     Across the board, the equity market generated good returns for the fiscal year. Continuing a trend that has been in place since early 2000, value shares surpassed growth in the mid- and large-cap categories. Only in the small-cap segment did growth investors achieve better results.

     Not surprisingly, some of the greatest gains in the market came from the Energy sector, following the run-up in crude oil prices and related increase in earnings. On a more modest scale, Telecom stocks also generated solid returns. In contrast, the Financials sector performed poorly, as the slope of the yield curve flattened dramatically in response to the Fed's interest rate increases. Materials also lagged as the sector suffered from intense margin pressure due to rising energy costs.

     The Fund's outpeformance of the index was primarily due to stock selection, which proved beneficial in most sectors. In aggregate, our sector allocation also contributed slightly to relative portfolio performance. The largest contributor to relative performance was stock selection within Information Technology. Names that were particularly strong in the sector included Microsemi and F5 Networks. Security selection within Consumer Discretionary (e.g., Electronics Boutique) also contributed.

     Stock selection among Industrial names helped performance, with Labor Ready and DRS Technologies performing particularly well. Our Health Care holdings also added to relative results, with both Immucor and Matria Healthcare providing performance leadership. Additionally, our Financials and Consumer Staples stocks were a positive, with Proassurance and Central Garden & Pet enjoying strong returns. Although our overweight in Energy was additive, our stock selection in the sector proved the largest detractor from relative performance, with Energy Partners lagging benchmark constituent results.

     In the short run, we believe that the equity market will work its way higher, especially if the view that the Fed is finished raising rates comes into focus. Currently, we remain biased in favor of the more cyclical areas of the market, including the Energy and Technology sectors. Entering 2006, however, our outlook becomes less optimistic. The bull market is long in the tooth and negative returns for stocks in the first half of 2006 would not be surprising. Investors have become complacent about the adverse economic affects of higher energy costs, the tight monetary conditions and an overextended consumer. Responsible for two-thirds of economic activity, the consumer is now facing higher gasoline and heating costs. The savings rate is negligible and housing prices may be moderating. We believe that the negative impact of these variables, delayed by the Fed's massive accommodation after 9/11, will eventually be felt. Still, although many indicators suggest an economic slowdown in the months ahead, we are not forecasting a recession.

     The pace of economic activity is likely to slow over the next 12 months, which should affect the stock market. Earnings expectations have moved from overly cautious over the past several years to overly

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Millennium Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

* As categorized by Lipper, Neuberger Berman Millennium Fund Investor Class ranked 30 out of 517 funds in its Small-Cap Growth Funds Category for the one-year period ending August 31, 2005.

Please see Endnotes and Glossary of Indices for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2005

     optimistic going into 2006. As the economy decelerates, corporate profitability will diminish, removing its support for higher equity prices. The average equity P/E is close to 20, and cannot be expected to move substantially higher, particularly after benefiting, as a long duration asset, from the lower long-term bond yields over the past fiscal year. We believe that the increases in federal government spending, the trade deficit, and higher commodity prices will put upward pressure on inflation and downward pressure on the dollar, limiting the Fed's ability to create liquidity. To prepare for a more difficult equity market, we expect to use near-term strength in stock prices to move our portfolios higher up the market capitalization spectrum within the small-cap arena and to seek earnings stability, higher quality and lower beta.

     Sincerely,

     /s/ Jon D. Brorson
       Jon D. Brorson
        Team Leader

     /s/ David H. Burshtan
       David h. Burshtan

Average Annual Total Return/1,3b/

                   Investor      Trust    Advisor  Russell 2000(R)     Russell
                      Class   Class/5/   Class/6/        Growth/2/  2000(R)/2/
1 Year               32.49%     32.60%     32.45%           23.51%      23.10%
5 Year             (12.54)%   (12.62)%   (12.55)%          (3.68)%       5.75%
Life of Fund         10.31%     10.23%     10.30%            6.59%      11.13%
------------------------------------------------------------------------------
Inception Date   10/20/1998 11/03/1998 05/03/2002

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Comparison of a $10,000 Investment

                              [CHART APPEARS HERE]

            Investor Class   Russell 2000 Growth   Russell 2000
---------------------------------------------------------------
10/20/98           $10,000               $10,000        $10,000
 8/31/99            19,480                13,443         12,281
 8/31/00            38,352                18,696         15,615
 8/31/01            19,822                12,164         13,800
 8/31/02            12,947                 8,998         11,669
 8/31/03            15,049                12,139         15,063
 8/31/04            14,814                12,549         16,773
 8/31/05            19,628                15,499         20,648

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industry Diversification
(% of Total Net Assets)

Banking & Financial.......................................    2.2%
Building, Construction & Furnishing.......................    1.0
Building Products.........................................    1.6
Business Services.........................................    6.2
Coal......................................................    1.6
Consumer Discretionary....................................    2.5
Consumer Products & Services..............................    1.1
Consumer Staples..........................................    0.8
Defense...................................................    1.4
Distributor...............................................    1.1
Electrical & Electronics..................................    2.9
Energy....................................................    1.1
Entertainment.............................................    3.8
Financial Services........................................    5.3
Health Care...............................................    8.1
Health Products & Services................................    6.7
Industrial................................................    5.5
Insurance.................................................    2.1
Internet..................................................    1.4
Medical Equipment.........................................    6.8
Oil & Gas.................................................    4.8
Retail....................................................    5.8
Semiconductor.............................................    3.0
Software..................................................    6.5
Technology................................................    8.4
Technology-Semiconductor..................................    2.9
Transportation............................................    4.9
Short-Term Investments....................................   15.6
Liabilities, less cash, receivables and other assets......  (15.1)

Partners Fund Portfolio Commentary

     The S&P 500 and Russell 1000 Value Index posted solid gains in the fiscal year ending August 31, 2005. We are pleased to report that the Neuberger Berman Partners Fund performed even better, more than doubling the returns of these large-cap benchmarks. The Fund enjoyed gains in all 10 sectors in which we were invested. Sector allocation contributed modestly to performance relative to the indexes but, with our holdings outpacing benchmark components in most sectors, stock selection is where we added the most value.

     Energy holdings made the largest contribution to returns. We were significantly overweight in Energy compared to both indexes and our holdings in the sector materially outperformed benchmark components. Our focus on non-conventional energy producers and coal companies, and our bias favoring exploration and production companies over energy services firms were largely responsible for our performance advantage. To wit, Canadian Natural Resources, the leading oil sands producer, was our best performing stock, followed by Peabody Energy, the U.S.'s largest coal company. EOG Resources, a company with large and growing gas shale reserves, was our fifth best performer. Exploration and production companies Talisman Energy and XTO Energy also appeared on our top-ten performance list. Although, over the near term, we could see energy stocks retreat from recent highs, we believe that the supply/demand imbalance that has been driving energy price increases and energy company profits will persist for the foreseeable future.

     Consumer Discretionary sector investments had the second most favorable impact on absolute and relative returns. We were nearly double-weighted in this sector and returns more than tripled benchmark components. Homebuilders Pulte Homes and Centex Corp. were the two best performing stocks in this sector. Cable television operator Cablevision, which received a takeout offer from a management-led investment group, and electronics retailer Best Buy also posted good gains. Looking ahead, we believe that the housing market will remain tight and mortgage rates will remain relatively low, which will continue to support profit growth for select homebuilders. We will likely be more cautious in the retailing industry due to the potential negative impact of high gasoline and heating oil prices on consumer spending.

     Health Care holdings were another major contributor to returns. Our bias favoring health care services companies such as HMOs and PBMs (Pharmacy Benefit Managers) resulted in returns that were five times that of the S&P 500's and more than three times the Russell 1000 Value's Health Care components. HMOs Pacific Health System, which is being taken over by UnitedHealth Group, and Aetna were on our top-ten performance list. PBMs Caremark and Express Scripts also posted impressive gains. We believe that cost pressures will continue to moderate and that the pricing environment will continue to improve, benefiting health care service companies.

     Although we had a modest weighting in the Utilities sector, a 100%-plus gain in Texas Utilities had a favorable impact on performance. Technology sector holdings had strongly positive returns in line with benchmark components. Leading cable television equipment manufacturer Scientific Atlanta and security software company Veritas, which was acquired by Symantec, were among our best tech performers.

     The Fund underperformed in the Financials and Industrials sectors. Federal National Mortgage Association, commonly called Fannie Mae, sold off due to controversy regarding how they report earnings and a major management shake-up. We sold the stock after the close of the fiscal year. We remain constructive on property and casualty insurer AIG, another company mired in controversy, because we are confident that the write-offs it will be forced to take as a result of some financial improprieties will not have a major impact on earnings or book value. Declines in manufacturing conglomerate TYCO, Warren Buffett's Berkshire Hathaway, and appliance maker Whirlpool penalized relative returns.

     Looking ahead, Hurricanes Katrina and Rita have complicated what was in our opinion a generally

The risks involved in seeking capital appreciation from investments in mid-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Partners Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.

                                                NEUBERGER BERMAN AUGUST 31, 2005

     positive outlook for the economy and stock market. Damage to the critical Gulf Coast energy infrastructure (deep water drilling rigs, oil and natural gas pipelines, and refiners) created a spike in energy prices that may well have a materially negative effect on consumer spending. Due to expensive gasoline, we have already seen a decline in traffic for lower end retailers. As winter approaches, high heating oil bills may compound the problem. If the consumer retreats and the economy decelerates, corporate earnings growth will likely moderate, making value oriented stock selection even more critical.

     Sincerely,

     /s/ S. Basu Mullick
       S. Basu Mullick
      Portfolio Manager

Average Annual Total Return/1,3b,9/

                     Investor       Trust     Advisor          Russell      S&P
                        Class    Class/5/    Class/6/  1000(R) Value/2/  500/2/

1 Year                 34.59%      34.34%      34.04%            16.86%  12.55%
5 Year                  5.37%       5.21%       4.94%             5.66% (2.71)%
10 Year                10.35%      10.22%       9.88%            11.76%   9.85%
Life of Fund           15.23%      15.19%      15.07%               N/A  13.38%
-------------------------------------------------------------------------------
Inception Date 01/20/1975/4/  08/30/1993  08/16/1996

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Comparison of a $10,000 Investment

                              [CHART APPEARS HERE]

          Investor Class   Russell 1000 Value     S&P 500
---------------------------------------------------------
8/31/95        $10,000                $10,000     $10,000
8/31/96         11,386                 11,754      11,872
8/31/97         16,750                 16,401      16,695
8/31/98         15,071                 17,039      18,047
8/31/99         19,001                 22,165      25,231
8/31/00         20,618                 23,086      29,347
8/31/01         18,623                 22,828      22,193
8/31/02         15,461                 19,829      18,202
8/31/03         17,859                 22,135      20,396
8/31/04         19,900                 26,013      22,731
8/31/05         26,784                 30,397      25,584

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industry Diversification
(% of Total Net Assets)

Auto Related..............................................    1.7%
Banking & Financial.......................................    4.8
Building, Construction & Furnishing.......................   13.7
Business Services.........................................    1.7
Capital Equipment.........................................    1.3
Coal......................................................    4.3
Communications Services...................................    1.5
Consumer Cyclicals........................................    3.0
Consumer Goods & Services.................................    0.9
Defense & Aerospace.......................................    0.8
Diversified...............................................    1.0
Electrical & Electronics..................................    1.2
Energy....................................................   14.1
Financial Services........................................    8.9
Health Care...............................................    7.4
Insurance.................................................    5.3
Manufacturing.............................................    0.8
Metals....................................................    2.2
Oil & Gas.................................................    6.6
Pharmaceutical............................................    1.7
Real Estate...............................................    1.0
Retail....................................................    1.5
Software..................................................    4.6
Technology................................................    2.5
Transportation............................................    5.9
Short-Term Investments....................................   15.5
Liabilities, less cash, receivables and other assets......  (13.9)

Real Estate Fund Portfolio Commentary

     Although Real Estate Investment Trusts (REITs) experienced sharp corrections in January and again in early August, the NAREIT Equity REIT Index closed the fiscal year ending August 31, 2005, with an impressive 26.5% gain. I am pleased to report that the Neuberger Berman Real Estate Fund modestly outperformed this benchmark.

     The Fund's relative outperformance was largely due to security selection, with our holdings outperforming index components in nine of 11 sectors we were invested in. Office sector investments had the most favorable impact on absolute returns, with Trizec Properties, S.L. Green Realty and Brookfield Properties making our top-ten contributors list. Retail REITs (regional malls and shopping centers) made the second largest contribution, with Simon Property Group, General Growth Properties, CBL & Associates Properties and Taubman Centers near the top of our performance chart. Diversified REITs (companies involved in two or more real estate sectors) were the third biggest performance contributors, led by Vornado Realty Trust and Colonial Properties Trust. Lodging and Resort investments, most notably Host Marriott, also buoyed performance.

     The Fund's underweighting in Self-Storage -- the REIT market's best performing sector -- penalized returns. We were also underweighted in Health Care, a sector that produced below average gains, but the lagging performance of our holdings detracted from relative results.

     The exceptionally strong performance of REITs this year was a function of improving fundamentals and a surge in demand for real estate investments that pushed property values materially higher. We saw fundamental improvement in all four of the major real estate property sectors. With limited new supply coming on stream, occupancy rates increased in the office sector, and while rents remained flat, they are expected to begin rising in the year ahead. Retail REITs continued to benefit from reasonably strong consumer spending, with rent spreads (the difference between the prices of new leases and old leases) expanding. We also saw fewer bankruptcies among major retailers this year. Despite the still strong new housing market, the Apartment sector experienced modest improvement, with both occupancy rates and rents trending slightly higher. Demand remained strong in the Industrial property sector and several large industrial REITs have been active overseas in an effort to further leverage relationships with multinational corporate clients.

     Liquidity (lots of money available at low interest rates) and highly favorable supply/demand dynamics (a big increase in the amount of money flowing into a finite number of real estate investments) are largely responsible for the substantial rise in property values over the past year. In an environment in which the fixed income markets provided modest yields and investors expected little from the equities markets, real estate and real estate securities became even more attractive to private and public market investors. Capitalization rates (the level of operating income discounted in the prices of commercial real estate assets) decreased by 50 to 75 basis points this year. This represents a substantial percentage increase in the value of commercial real estate.

     After exceptional performance over the last three years, on a price/earnings ratio and yield basis, REIT valuations are now in the high end of their historic range. Currently the average price/earnings ratio is approximately 15 versus a historical average of 12. However, this reflects REITs' favorable near-term earnings prospects. The average REIT yield is now 4.5%, well below the 5.5% to 6% yields we are accustomed to. However, that is still about 50 basis points above the yield on 10-Year Treasury bond. We believe that REITs' higher yields, combined with earnings-driven capital appreciation potential, continue to make them attractive relative to Treasuries and investment grade corporate bonds. Based on their price/net asset value (NAV) ratio of 104% compared to the historical average of 103%, REITs are still quite reasonably valued. In fact, recent transaction prices have been well above published NAVs, indicating that NAVs may be understated.

     Looking ahead, we doubt that REITs can match recent years' exceptional performance, primarily because we do not anticipate that property values will

The risks involved in seeking capital appreciation and income from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.

The portfolio's concentration in real estate investments makes it subject to greater potential risks and volatility than a more diversified portfolio, and the value of its shares may decline due to events affecting the real estate industry.

The composition, industries and holdings of the Fund are subject to change. Real Estate Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.

                                                NEUBERGER BERMAN AUGUST 31, 2005

     increase as substantially. In addition, fundamentals in the especially strong retail property sector could deteriorate if high energy prices have a materially negative impact on consumer spending -- something we will be closely monitoring. Other risk factors include a significant increase in the 10-year Treasury bond yield, which could put pressure on REIT prices, and a substantial slowing in U.S. economic growth that would undermine fundamentals in most property categories. However, if the general economic environment remains benign, we are forecasting 6-8% operating income growth for REITs over the next 12 months. Add the current 4.5% yield and you get potential percentage returns in the low teens -- approximating the historic average total return from REITs and above consensus return expectations for the broad stock market.

     Sincerely,

     /s/ Steven R. Brown
       Steven R. Brown
      Portfolio Manager

Average Annual Total Return/1,3b/

               Trust Class   NAREIT Equity REIT Index/2/

1 Year              27.06%                        26.45%
Life of Fund        23.09%                        20.88%
--------------------------------------------------------
Inception Date  05/01/2002

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Comparison of a $10,000 Investment

                              [CHART APPEARS HERE]

                           NAREIT Equity
           Trust Class        REIT Index
----------------------------------------
 5/1/02        $10,000           $10,000
8/31/02          9,877             9,848
2/28/03          9,831             9,386
8/31/03         12,021            11,469
2/29/04         14,792            13,843
8/31/04         15,751            14,900
2/28/05         17,244            16,194
8/31/05         20,014            18,840

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Trust Class shares only (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industry Diversification
(% of Total Net Assets)

Apartments................................................   14.5%
Community Centers.........................................    4.5
Diversified...............................................    8.6
Health Care...............................................    2.6
Industrial................................................    3.8
Lodging...................................................    7.9
Manufactured Homes........................................    1.1
Office....................................................   35.3
Office-Industrial.........................................    3.0
Regional Malls............................................   15.9
Short-Term Investments....................................   10.7
Liabilities, less cash, receivables and other assets......   (7.9)

Regency Fund Portfolio Commentary

     Mid-cap value stocks performed well in the fiscal year ending August 31, 2005, with the Russell Midcap Value Index more than doubling the return of the large-cap S&P 500 Index. We are pleased to report that the Neuberger Berman Regency Fund did a little bit better, modestly outperforming the Russell benchmark.

     Despite underweighting Energy for much of the year, favorable stock selection helped us outperform the benchmark energy component. Exploration and production company XTO Energy, integrated oil company Sunoco, and leading oil sands producer Canadian Natural Resources Ltd. appeared on our top-ten performance list. While we suspect that energy stocks may come off recent highs, we believe that the longer-term outlook is still quite positive. We were double-weighted in Health Care: due to the excellent performance of HMOs Omnicare, Wellpoint and Coventry Health Care, as well as hospital management company Triad Hospitals, we outperformed the benchmark component by a substantial margin. Moderating costs and a more favorable pricing environment should continue to benefit health care service providers. Although our Consumer Discretionary investments lagged the benchmark component, our more than double-weighting in this year's fourth best performing sector had a favorable impact on absolute returns. For reasons detailed below, we are being particularly cautious in the Consumer Discretionary sector. However, we remain favorably disposed to homebuilders and "one of a kind" retailers. We were underweighted in Information Technology, but the exceptional performance of disk drive maker Western Digital resulted in superior relative returns.

     Due largely to extensive exposure to regional banks whose profitability was restrained by the shrinking interest rate spreads resulting from the flattening yield curve, our Financials sector investments significantly underperformed. Our lack of exposure (until late in the year) to the ebullient Utilities sector also penalized relative returns.

     Our team took over management of Regency on June 7, 2005. While we have not strayed from our predecessor's value discipline, we have begun substantially restructuring the portfolio. One of our first steps and most significant changes to date was to substantially increase our weighting in Energy. Our thesis is that the secular supply/demand imbalance that has been driving energy prices and energy company profits will persist for the foreseeable future, providing additional upside for select stocks. We are particularly attracted to companies producing energy from non-conventional sources such as oil sands and oil and gas shale. We have also significantly reduced the portfolio's exposure to Consumer Discretionary stocks by eliminating positions in companies in the troubled original equipment auto parts business. Currently, our primary holdings in the Consumer Discretionary sector are homebuilders and niche retailers. We believe that America's housing market will remain tight and mortgage rates will remain low, sustaining earnings growth for select homebuilders. Although we have some concerns about the potentially negative impact of high energy prices on consumer spending, we believe retailers that distinguish themselves from the competition will continue to excel.

     We have also reduced our allocation to the Financials sector, shifting out of the interest rate spread sensitive regional banks and into fee/transaction based financial businesses such as property and casualty insurers, municipal bond insurers, brokers, and savings banks, which in our view are good bargains. We are establishing new positions in the Utilities sector, where the portfolio formerly had no exposure. We are attracted to utility companies' well-above-market-average yields and the potential for further consolidation in this still fragmented industry. Finally, we have been reevaluating all portfolio holdings in all sectors based on the new team's focus on companies with high operating margins and high returns on invested capital.

     While we are doing things a little differently from our predecessors, the Regency Fund's identity hasn't changed. It remains a pure mid-cap value portfolio managed by people who believe that research driven bottom up stock selection is the key to superior long-term investment returns.

The risks involved in seeking capital appreciation from investments primarily in mid-cap stocks are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Regency Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.

                                                NEUBERGER BERMAN AUGUST 31, 2005

     Looking ahead, Hurricanes Katrina and Rita have clouded what was in our opinion a generally positive outlook for the economy and stock market. Damage to the critical Gulf Coast energy infrastructure (deep water drilling rigs, oil and natural gas pipelines, and refiners) has put even more upward pressure on energy prices. While the price of gasoline and home heating oil futures will likely back off from post-Katrina highs as the refining bottleneck eases, we fear that energy will remain expensive enough to restrain consumer spending over the next several quarters. If consumer spending flags, the economy will decelerate and corporate earnings growth will moderate. It will likely be more difficult for stocks to make significant progress in this environment, making value oriented stock selection an even more critical ingredient for investment success.

     Sincerely,

     /s/ S. Basu Mullick
       S. Basu Mullick
      Portfolio Manager

Average Annual Total Return/1,3b,9/

                 Investor       Trust             Russell        Russell
                    Class    Class/5/  Midcap(R) Value/2/   Midcap(R)/2/

1 Year             29.26%      29.13%              28.06%         27.47%
5 Year             11.35%      11.31%              13.86%          6.58%
Life of Fund       13.98%      13.96%              11.13%          9.23%
------------------------------------------------------------------------
Inception Date 06/01/1999  06/10/1999

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Comparison of a $10,000 Investment

                              [CHART APPEARS HERE]

              Investor Class    Russell Midcap Value      Russell Midcap
------------------------------------------------------------------------
 6/1/99              $10,000                 $10,000             $10,000
8/31/99                9,820                   9,520               9,808
8/31/00               13,252                  10,116              12,635
8/31/01               13,889                  11,286              10,996
8/31/02               12,858                  10,736               9,696
8/31/03               14,754                  12,481              11,822
8/31/04               17,549                  15,117              13,629
8/31/05               22,684                  19,359              17,374

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industry Diversification
(% of Total Net Assets)

Auto Related..............................................    5.3%
Banking & Financial.......................................    6.7
Building, Construction & Furnishing.......................   11.7
Business Services.........................................    3.1
Capital Equipment.........................................    1.7
Coal......................................................    5.6
Communication Services....................................    1.5
Consumer Cyclicals........................................    3.0
Consumer Products & Services..............................    1.3
Electric Utilities........................................    1.5
Energy....................................................   10.8
Financial Services........................................    3.9
Health Care...............................................    7.8
Insurance.................................................    4.8
Manufacturing.............................................    3.6
Metals....................................................    1.4
Oil & Gas.................................................    3.5
Pharmaceutical............................................    0.3
Real Estate...............................................    3.0
Retail....................................................    3.4
Software..................................................    1.4
Technology................................................    1.6
Transportation............................................    5.7
Short-Term Investments....................................   15.3
Liabilities, less cash, receivables and other assets......   (7.9)

Socially Responsive Fund Portfolio Commentary

     The S&P 500 and Russell 1000 Value Index closed the fiscal year ending August 31, 2005, with solid gains. Our stock selection success -- we outperformed eight of ten of the S&P 500's sector components and eight of ten Russell 1000 Value sector categories -- helped the Neuberger Berman Socially Responsive Fund materially outperform these benchmarks.

     Energy and Information Technology sector investments made the greatest contribution to absolute returns, with Newfield Exploration, Cimarex Energy, and leading semiconductor manufacturer Texas Instruments making our top-ten performance list. Over the course of the year, we had been reducing our allocation to the Energy sector by taking profits in what we believed to be fully valued Energy stocks and building positions in out-of-favor blue chip technology stocks that we find more fundamentally attractive. As it turned out, our decision to manage portfolio risk by reducing exposure to Energy proved premature and we began buying into tech before the bottom. However, making valuation based decisions is one of the tenets of value investing and we believe that buying cheap and selling dear will reward shareholders over the longer term.

     Health Care and Consumer Discretionary sector investments made substantial contributions to relative performance. Returns from our Health Care holdings more than tripled that of the S&P 500's Health Care component and gains in our Consumer Discretionary holdings more than doubled that of the S&P's corresponding category. Long-time holding UnitedHealth Group was our top Health Care performer. Liberty Global and Target were our two best performers in the Consumer Discretionary sector.

     Financials sector investments disappointed. The flattening yield curve had generally negative fundamental consequences for many financial companies -- the reason Financials were the single worst performing sector in the S&P 500 and the second worst performing group in the Russell 1000 Value Index. Our underperformance relative to the benchmark's Financials component was largely the result of declines in Fifth Third Bancorp, which failed to meet consensus earnings expectations, bond insurer Ambac whose profit margins were hurt by narrowing credit spreads between AAA bonds and the lower rated investment grade bonds it insures, and reinsurer Renaissance Re, which was forced to restate earnings. The elimination of all three positions, along with the trimming of long-term REIT holdings due to valuation concerns, resulted in a decline in our allocation to Financials.

     We have been increasing our weighting in the Consumer Discretionary sector as the stocks of high quality companies have come under pressure due to the concern that rising energy prices would restrain consumer spending. For example, we believe that our investment in Toyota, arguably the best car company in the world, will contribute to performance in the years ahead.

     The key to the success of our brand of value investing is to take advantage of opportunities to buy what we believe to be high quality businesses at bargain prices. Recently, we have seen such an opportunity in Toyota. Toyota introduced mass customization to the auto industry. This term refers to the coordinated effort, from design to manufacturing to marketing, that allows Toyota to respond quickly to changes in the marketplace. Toyota designs cars (and trucks) so that many models can be manufactured in the same facilities. This gives Toyota the ability to quickly cut back production of models that aren't selling and increase production of models in highest demand, which translates into lower inventory on hand, less discounting and higher profit margins.

     Toyota spends a higher percentage of profits on research and development than most of its competitors, one of the reasons it has moved into the lead in hybrid auto technology. By creating more energy efficient, environmentally friendly products, Toyota qualifies as a good corporate citizen. Toyota introduced two new hybrid models this year and is scheduled to introduce several others in 2006. By the end of 2007, industry analysts expect hybrid vehicle sales to be 11% of Toyota's total U.S. sales.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Socially Responsive Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.

                                                NEUBERGER BERMAN AUGUST 31, 2005

     Toyota is already one of the giants of the industry, despite having limited penetration in Europe, where over the next five years we expect it to gain meaningful share. We have long recognized Toyota as one of the highest quality companies in the auto business, but until recently, it didn't pass our valuation hurdles. However, when Toyota stock fell to ten-year valuation lows, we felt quite comfortable adding it to the portfolio.

     It may take some time to accurately assess the impact of Hurricanes Katrina and Rita on the economy and the stock market. In this uncertain environment, we believe a focus on quality and value, the twin cornerstones of our investment approach, will serve shareholders well.

     Sincerely,

               /s/ Arthur Moretti
              /s/ Ingrid S. Dyott
     Arthur Moretti and Ingrid S. Dyott
             Portfolio Co-managers

Average Annual Total Return/1,3a,9/

                  Investor       Trust      S&P           Russell
                     Class    Class/5/   500/2/  1000(R) Value/2/

1 Year              20.57%      20.36%    12.55%            16.86%
5 Year               5.27%       5.02%   (2.71)%             5.66%
10 Year             10.53%      10.34%     9.85%            11.76%
Life of Fund        10.75%      10.59%    10.65%            12.00%
------------------------------------------------------------------
Inception Date 03/16/1994  03/03/1997

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Comparison of a $10,000 Investment

                                    [CHART APPEARS HERE]

             Investor Class      S&P 500       Russell 1000 Value
-----------------------------------------------------------------
8/31/95             $10,000      $10,000                  $10,000
8/31/96              12,019       11,754                   11,872
8/31/97              15,861       16,401                   16,695
8/31/98              14,906       17,039                   18,047
8/31/99              20,434       22,165                   25,231
8/31/00              21,039       23,086                   29,347
8/31/01              18,987       22,828                   22,193
8/31/02              16,971       19,829                   18,202
8/31/03              20,500       22,135                   20,396
8/31/04              22,562       26,013                   22,731
8/31/05              27,202       30,397                   25,584

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Industry Diversification
(% of Total Net Assets)

Automotive................................................    3.0%
Banking & Financial.......................................    3.8
Business Services.........................................    3.3
Consumer Discretionary....................................    4.0
Consumer Staples..........................................    1.8
Energy....................................................    2.0
Financial Services........................................    6.1
Health Products & Services................................    5.7
Industrial................................................    3.2
Industrial Gases..........................................    2.6
Insurance.................................................    4.1
Media.....................................................    9.4
Oil & Gas.................................................    5.2
Pharmaceutical............................................    8.4
Real Estate...............................................    2.8
Technology................................................    6.7
Technology-Semiconductor..................................    8.5
Technology-Semiconductor Capital Equipment................    3.1
Telecommunications........................................    3.7
Transportation............................................    3.3
Utilities.................................................    3.8
Repurchase Agreements.....................................    5.5
Short-Term Investments....................................   11.0
Liabilities, less cash, receivables and other assets....... (11.0)

Endnotes

          1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

          2. Please see "Glossary of Indices" on the following page for a description of indices. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. ("Management") and include reinvestment of all dividends and capital gain distributions. The Funds may invest in many securities not included in the described indices.

          3. Expense Caps or Waivers: Absent these arrangements, which are subject to change, the total returns for these periods would have been less. Please see the notes to the financial statements for specific information regarding which funds and which classes currently have a portion of their operating expenses absorbed by Management.

               a. Management previously absorbed or waived certain operating expenses.

               b.   Management currently absorbs certain operating expenses.

          4. These dates reflect when Management first became investment advisor to these Funds.

          5. Performance shown prior to August 1993 for the Trust Class of Focus, Genesis, Guardian, Manhattan and Partners Funds (prior to March 1997 for Socially Responsive Fund; June 1998 for International Fund; November 1998 for Millennium Fund; June 1999 for Regency Fund) is of the Investor Class, which has lower expenses and typically higher returns than the Trust Class.

          6. Performance shown prior to September 1996 for the Advisor Class of Focus, Guardian and Manhattan Funds (prior to August 1996 for Partners Fund; April 1997 for Genesis Fund; May 2002 for Fasciano Fund and Millennium Fund) is of the Investor Class, which has lower expenses and typically higher returns than the Advisor Class.

          7. Management first became investment advisor of the Fasciano Fund after the close of business on March 23, 2001. This fund is the successor to Fasciano Fund, Inc. The total return data shown through March 23, 2001 are those of its predecessor, Fasciano Fund, Inc.

          8. Performance shown prior to July 1999 for the Institutional Class of Genesis Fund is that of the Investor Class, which has higher expenses and typically lower returns than the Institutional Class.

          9. The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives, and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

          10. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. As a result, the Fund can invest a greater percentage of assets in any single security. This practice could increase the risk of investing in the Fund because it may own fewer securities. The Fund's name prior to January 1, 1995, was Neuberger&Berman Selected Sectors Fund. While the Fund's value-oriented approach is intended to limit risks, the Fund, with its concentration in sectors, may be more affected by any single economic, political or regulatory development than a more diversified mutual fund.

          11. The Fund was relatively small during the period shown. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

               For more complete information on any of the Neuberger Berman Equity Funds, call Management at (800) 877-9700, or visit our website at www.nb.com.

                                                NEUBERGER BERMAN AUGUST 31, 2005

Glossary of Indices

                 S&P 500 Index: The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock markets' performance and includes a representative sample of leading companies in leading industries.

         Russell 1000(R) Index: Measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index.

   Russell 1000(R) Value Index: Measures the performance of those Russell
                                1000(R) Index companies with lower price-to-book ratios and lower forecasted growth rates.

  Russell 1000(R) Growth Index: Measures the performance of those Russell
                                1000(R) Index companies with higher
                                price-to-book ratios and higher forecasted growth rates.

         Russell 2000(R) Index: An unmanaged index consisting of securities of the 2,000 issuers having the smallest
                                capitalization in the Russell 3000(R) Index, representing approximately 8% of the Russell 3000 Index total market capitalization. The smallest company's market capitalization is roughly $183 million.

  Russell 2000(R) Growth Index: Measures the performance of those Russell
                                2000(R) Index companies with higher
                                price-to-book ratios and higher forecasted growth rates.

   Russell 2000(R) Value Index: Measures the performance of those Russell
                                2000(R) Index companies with lower price-to-book ratios and lower forecasted growth rates.

                 EAFE(R) Index: Also known as the Morgan Stanley Capital
                                International Europe, Australasia, Far East
                                Index. An unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S. dollars.

       Russell Midcap(R) Index: Measures the 800 smallest companies in the
                                Russell 1000(R) Index.

Russell Midcap(R) Growth Index: An unmanaged index that measures the performance of those Russell Midcap(R) Index
                                (the 800 smallest companies in the Russell
                                1000(R) Index) companies with higher
                                price-to-book ratios and higher forecasted growth values.

 Russell Midcap(R) Value Index: An unmanaged index that measures the performance of those Russell Midcap(R) Index
                                (the 800 smallest companies in the Russell
                                1000(R) Index) companies with lower
                                price-to-book ratios and lower forecasted growth values.

      NAREIT Equity REIT Index: The NAREIT Equity REIT Index tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Funds may invest in securities not included in the above-described indices.

Information About Your Fund's Expenses

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                Actual Expenses The first section of the table provides
               and Performance: information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

       Hypothetical Example for The second section of the table provides
           Comparison Purposes: information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

                                                NEUBERGER BERMAN AUGUST 31, 2005

Expense Information As of 8/31/05 (Unaudited)

Neuberger Berman Century Fund

                Beginning      Ending     Expenses
                  Account     Account  Paid During
Actual              Value       Value  the Period*
--------------------------------------------------
Investor Class    $ 1,000  $ 1,057.80       $ 7.67

Hypothetical (5% annual
return before expenses)***
--------------------------------------------------
Investor Class    $ 1,000  $ 1,017.75       $ 7.52

Neuberger Berman Fasciano Fund

                Beginning      Ending     Expenses
                  Account     Account  Paid During
Actual              Value       Value  the Period*
--------------------------------------------------
Investor Class    $ 1,000  $ 1,055.40       $ 6.35
Advisor Class     $ 1,000  $ 1,053.40       $ 7.73

Hypothetical (5% annual
return before expenses)***
--------------------------------------------------
Investor Class    $ 1,000  $ 1,019.02       $ 6.24
Advisor Class     $ 1,000  $ 1,017.68       $ 7.60

Neuberger Berman Focus Fund

                Beginning      Ending     Expenses
                  Account     Account  Paid During
Actual              Value       Value  the Period*
--------------------------------------------------
Investor Class    $ 1,000  $ 1,010.00       $ 4.35
Trust Class       $ 1,000  $ 1,009.20       $ 5.27
Advisor Class     $ 1,000  $ 1,008.00       $ 6.25

Hypothetical (5% annual
return before expenses)***
--------------------------------------------------
Investor Class    $ 1,000  $ 1,020.88       $ 4.38
Trust Class       $ 1,000  $ 1,019.96       $ 5.30
Advisor Class     $ 1,000  $ 1,018.98       $ 6.29

Neuberger Berman Genesis Fund

                Beginning      Ending     Expenses
                  Account     Account  Paid During
Actual              Value       Value  the Period*
--------------------------------------------------
Investor Class    $ 1,000  $ 1,111.40       $ 5.52
Trust Class       $ 1,000  $ 1,111.00       $ 5.85
Advisor Class     $ 1,000  $ 1,110.00       $ 7.19
Institutional
 Class            $ 1,000  $ 1,112.50       $ 4.50

Hypothetical (5% annual
return before expenses)***
--------------------------------------------------
Investor Class    $ 1,000  $ 1,019.98       $ 5.28
Trust Class       $ 1,000  $ 1,019.67       $ 5.59
Advisor Class     $ 1,000  $ 1,018.39       $ 6.88
Institutional
 Class            $ 1,000  $ 1,020.94       $ 4.31

Neuberger Berman Guardian Fund

                Beginning      Ending     Expenses
                  Account     Account  Paid During
Actual              Value       Value  the Period*
--------------------------------------------------
Investor Class    $ 1,000  $ 1,063.10      $  4.81
Trust Class       $ 1,000  $ 1,061.60      $  5.45
Advisor Class     $ 1,000  $ 1,054.50      $ 12.67

Hypothetical (5% annual
return before expenses)***
--------------------------------------------------
Investor Class    $ 1,000  $ 1,020.54      $  4.71
Trust Class       $ 1,000  $ 1,019.92      $  5.34
Advisor Class     $ 1,000  $ 1,012.87      $ 12.42

Neuberger Berman International Fund

                Beginning      Ending     Expenses
                  Account     Account  Paid During
Actual              Value       Value  the Period*
--------------------------------------------------
Investor Class    $ 1,000  $ 1,081.30       $ 7.23
Trust Class       $ 1,000  $ 1,080.60       $ 7.75

Hypothetical (5% annual
return before expenses)***
--------------------------------------------------
Investor Class    $ 1,000  $ 1,018.26       $ 7.01
Trust Class       $ 1,000  $ 1,017.75       $ 7.52

  * For each class of the fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

*** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

Expense Information As of 8/31/05 cont'd (Unaudited)

Neuberger Berman International Institutional Fund

                     Beginning      Ending      Expenses
                       Account     Account   Paid During
Actual                   Value       Value  the Period**
--------------------------------------------------------
Institutional Class    $ 1,000  $ 1,095.00        $ 1.86

Hypothetical (5% annual
return before expenses)***
--------------------------------------------------------
Institutional Class    $ 1,000  $ 1,020.92        $ 4.33

Neuberger Berman Manhattan Fund

                     Beginning      Ending      Expenses
                       Account     Account   Paid During
Actual                   Value       Value   the Period*
--------------------------------------------------------
Investor Class         $ 1,000  $ 1,076.60        $ 5.55
Trust Class            $ 1,000  $ 1,075.00        $ 6.81
Advisor Class          $ 1,000  $ 1,074.10        $ 7.77

Hypothetical (5% annual
return before expenses)***
--------------------------------------------------------
Investor Class         $ 1,000  $ 1,019.86        $ 5.40
Trust Class            $ 1,000  $ 1,018.64        $ 6.62
Advisor Class          $ 1,000  $ 1,017.72        $ 7.56

Neuberger Berman Millennium Fund

                     Beginning      Ending      Expenses
                       Account     Account   Paid During
Actual                   Value       Value   the Period*
--------------------------------------------------------
Investor Class         $ 1,000  $ 1,062.90        $ 8.81
Trust Class            $ 1,000  $ 1,063.30        $ 8.81
Advisor Class          $ 1,000  $ 1,062.80        $ 9.60

Hypothetical (5% annual
return before expenses)***
--------------------------------------------------------
Investor Class         $ 1,000  $ 1,016.66        $ 8.62
Trust Class            $ 1,000  $ 1,016.66        $ 8.62
Advisor Class          $ 1,000  $ 1,015.90        $ 9.38

Neuberger Berman Partners Fund

                     Beginning      Ending      Expenses
                       Account     Account   Paid During
Actual                   Value       Value   the Period*
--------------------------------------------------------
Investor Class         $ 1,000  $ 1,083.30        $ 4.41
Trust Class            $ 1,000  $ 1,082.60        $ 5.30
Advisor Class          $ 1,000  $ 1,080.80        $ 6.36

Hypothetical (5% annual
return before expenses)***
--------------------------------------------------------
Investor Class         $ 1,000  $ 1,020.97        $ 4.28
Trust Class            $ 1,000  $ 1,020.12        $ 5.14
Advisor Class          $ 1,000  $ 1,019.09        $ 6.17

Neuberger Berman Real Estate Fund

                     Beginning      Ending      Expenses
                       Account     Account   Paid During
Actual                   Value       Value   the Period*
--------------------------------------------------------
Trust Class            $ 1,000  $ 1,160.60        $ 8.02

Hypothetical (5% annual
return before expenses)***
--------------------------------------------------------
Trust Class            $ 1,000  $ 1,017.78        $ 7.49

Neuberger Berman Regency Fund

                     Beginning      Ending      Expenses
                       Account     Account   Paid During
Actual                   Value       Value   the Period*
--------------------------------------------------------
Investor Class         $ 1,000  $ 1,089.70        $ 6.32
Trust Class            $ 1,000  $ 1,089.30        $ 6.73

Hypothetical (5% annual
return before expenses)***
--------------------------------------------------------
Investor Class         $ 1,000  $ 1,019.15        $ 6.11
Trust Class            $ 1,000  $ 1,018.77        $ 6.50

Neuberger Berman Socially Responsive Fund

                     Beginning      Ending      Expenses
                       Account     Account   Paid During
Actual                   Value       Value   the Period*
--------------------------------------------------------
Investor Class         $ 1,000  $ 1,054.80        $ 5.26
Trust Class            $ 1,000  $ 1,053.90        $ 6.01

Hypothetical (5% annual
return before expenses)***
--------------------------------------------------------
Investor Class         $ 1,000  $ 1,020.09        $ 5.17
Trust Class            $ 1,000  $ 1,019.36        $ 5.91

  * For each class of the fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

 ** Expenses are equal to the expense ratio for the fund, multiplied by the average account value over the period, multiplied by 76/365 (to reflect the period shown of June 17, 2005 to August 31, 2005).

*** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

                                                NEUBERGER BERMAN AUGUST 31, 2005

Schedule of Investments Century Fund

 Top Ten Equity Holdings

    Holding              %

 1  General Electric   3.6

 2  Intel Corp.        3.1

 3  Microsoft Corp.    2.7

 4  Motorola, Inc.     2.4

 5  Canadian Natural
    Resources          2.3

 6  Walgreen Co.       2.3

 7  Medtronic, Inc.    2.2

 8  Cadbury
    Schweppes ADR      2.1

 9  Dell Inc.          2.1

10  Boeing Co.         2.0

Number of Shares                 Market Value/+/
                                 (000's omitted)

Common Stocks (100.3)%

Basic Materials (2.0)%
 8,000 Materials Select Sector
 SPDR Trust                             $    220

Biotechnology (4.5)%
 1,400 Amgen Inc.                            112*
 2,300 Celgene Corp.                         112*
 1,500 Genentech, Inc.                       141*
 3,200 Gilead Sciences                       138*
                                         -------
                                             503

Business Services--IT Business
Services (0.5)%
 1,300 Automatic Data Processing              55

Coal (1.5)%
 2,400 Peabody Energy                        172

Commercial Services (1.5)%
 4,900 Paychex, Inc.                         167

Communications (2.4)%
12,200 Motorola, Inc.                        267

Communications Equipment (2.2)%
12,025 Cisco Systems                         212*
 1,400 Juniper Networks                       32*
                                         -------
                                             244

Computer Related (1.0)%
 1,900 Apple Computer                         89*
 1,000 Network Appliance                      24*
                                         -------
                                             113

Computers & Systems (1.1)%
 9,400 EMC Corp.                             121*

Consumer Staples (1.4)%
 2,800 Procter & Gamble                      155

Defense & Aerospace (4.9)%
 3,400 Boeing Co.                            228
 1,500 General Dynamics                      172
 3,100 Rockwell Collins                      149
                                         -------
                                             549

Electronics (1.5)%
 1,200 Jabil Circuit                          35*
 4,000 SONY CORP. ADR                        135
                                         -------
                                             170

Entertainment (1.3)%
 2,200 Station Casinos                       147

Financial Services (3.2)%
 4,025 Citigroup Inc.                        176

 1,600 Goldman Sachs                     $   178
                                         -------
                                             354

Food & Beverage (2.1)%
 6,000 Cadbury Schweppes ADR                 239

Food Products (1.7)%
 2,700 Wm. Wrigley Jr.                       192

Hardware (4.2)%
 6,500 Dell Inc.                             231*
 2,200 IBM                                   177
 3,400 Seagate Technology                     57*
                                         -------
                                             465

Health Care (1.0)%
 1,800 C. R. Bard                            116

Health Products & Services (2.2)%
 4,400 Medtronic, Inc.                       251

Internet (4.2)%
 4,300 eBay Inc.                             174*
   200 Google Inc. Class A                    57*
 2,400 Symantec Corp.                         50*
 5,800 Yahoo! Inc.                           194*
                                         -------
                                             475

Leisure (1.7)%
 3,050 Marriott International                193

Machinery & Equipment (1.3)%
 2,700 Danaher Corp.                         145

Manufacturing (4.8)%
11,900 General Electric                      400
 5,000 Tyco International                    139
                                         -------
                                             539

Medical Equipment (2.9)%
 2,700 Kyphon Inc.                           120*
 2,450 Zimmer Holdings                       201*
                                         -------
                                             321

Oil & Gas (7.9)%
 2,800 Apache Corp.                          200
 5,200 Canadian Natural Resources            256
 4,300 GlobalSantaFe Corp.                   202
 4,100 Murphy Oil                            224
                                         -------
                                             882

Oil Services (2.0)%
 2,600 Schlumberger Ltd.                     224

Pharmaceutical (5.4)%
 4,600 Abbott Laboratories                   208

Schedule of Investments Century Fund cont'd

Number of Shares                 Market Value/+/
                                 (000's omitted)

 3,454 Johnson & Johnson                $    219
 3,700 Novartis AG ADR                       180
                                        --------
                                             607

Publishing & Broadcasting (1.3)%
 3,000 McGraw-Hill Cos.                      145

Retail (10.1)%
 1,800 Fortune Brands                        157
 4,200 Home Depot                            169
 2,100 Kohl's Corp.                          110*
 3,400 Nordstrom, Inc.                       114
 9,550 Staples, Inc.                         210
 5,500 Walgreen Co.                          255
   900 Whole Foods Market                    116
                                        --------
                                           1,131

Semiconductors (7.7)%
 2,200 Altera Corp.                           48*
 4,200 Applied Materials                      77
13,700 Intel Corp.                           352
   700 Intuit Inc.                            32*
 2,500 Linear Technology                      95
 3,400 National Semiconductor                 85
 5,300 Texas Instruments                     173
                                        --------
                                             862

Software (6.1)%
 1,300 Adobe Systems                          35
 1,300 Autodesk, Inc.                         56
 1,900 Electronic Arts                       109*
   950 Mercury Interactive                    35*
11,100 Microsoft Corp.                       304
11,400 Oracle Corp.                          148*
                                        --------
                                             687

Technology (0.3)%
   800 Marvell Technology Group               38*

Telecommunication Equipment (1.0)%
 3,000 Scientific-Atlanta                    115

Telecommunications (3.4)%
 6,700 Nextel Partners                       176*
 5,300 QUALCOMM Inc.                         210
                                        --------
                                             386

Total Common Stocks
(Cost $9,657)                             11,250
                                        --------

Short-Term Investments (0.0)%
 1 Neuberger Berman Prime
 Money Fund Trust Class
 (Cost $0)                              $      0#@
                                        --------

Total Investments (100.3)%
 (Cost $9,657)                            11,250##
Liabilities, less cash,
 receivables and other assets
 [(0.3)%]                                    (35)
                                        --------
Total Net Assets (100.0)%               $ 11,215
                                        ========

See Notes to Schedule of Investments

                                                NEUBERGER BERMAN AUGUST 31, 2005

Schedule of Investments Fasciano Fund

Top Ten Equity Holdings

    Holding              %

 1  Landstar System    3.8

 2  Assured Guaranty   2.6

 3  G & K Services     2.6

 4  MSC Industrial
    Direct             2.4

 5  Emmis
    Communications     2.4

 6  IDEX Corp.         2.2

 7  International
    Speedway           2.1

 8  Stericycle, Inc.   2.1

 9  HCC Insurance
    Holdings           2.0

10  Chicago Bridge &
    Iron               1.9

Number of Shares                 Market Value/+/
                                 (000's omitted)

Common Stocks (90.7)%

Auto/Truck Replacement
Parts (0.7)%
151,300 American Axle &
         Manufacturing Holdings         $  3,928

Banking & Financial (2.0)%
188,330 Boston Private Financial
         Holdings                          5,004
 85,900 Greater Bay Bancorp                2,165
 78,300 Wintrust Financial                 4,035/(S)/
                                        --------
                                          11,204

Basic Materials (0.5)%
133,600 AMCOL International                2,538

Biotechnology (1.3)%
123,800 Techne Corp.                       7,053*

Business Services (7.1)%
335,480 G & K Services                    14,416
212,900 Navigant Consulting                4,117*
144,620 Ritchie Bros. Auctioneers          6,061
491,735 Rollins, Inc.                      9,667
170,100 Watson Wyatt & Co.                 4,639
                                        --------
                                          38,900

Consumer Discretionary (0.1)%
 62,700 Prestige Brands Holdings             807*

Consumer Products &
Services (2.2)%
286,200 Blyth, Inc.                        7,112/(S)/
152,140 Tootsie Roll Industries            4,847
                                        --------
                                          11,959

Cosmetics (0.2)%
 54,700 Elizabeth Arden                    1,215*

Distributor (3.9)%
378,900 MSC Industrial Direct             13,262
188,300 ScanSource, Inc.                   8,409*/(S)/
                                        --------
                                          21,671

Education (0.8)%
140,000 Universal Technical
         Institute                         4,481*

Electrical & Electronics (1.0)%
102,100 Daktronics, Inc.                   2,233
146,000 LoJack Corp.                       3,079*
                                        --------
                                           5,312

Entertainment (2.1)%
207,300 International Speedway            11,623

Filters (0.7)%
144,400 CLARCOR Inc.                       4,087/(S)/

Financial Services (3.8)%
 71,700 FactSet Research Systems        $  2,510/(S)/
115,600 Financial Federal                  4,514/(S)/
136,200 ITLA Capital                       7,321*
221,800 W.P. Stewart & Co.                 5,192/(S)/
 54,700 World Acceptance                   1,400*
                                        --------
                                          20,937

Health Products & Services (8.5)%
277,500 Apria Healthcare Group             9,499*/(S)/
 57,800 Computer Programs and
         Systems                           1,912
886,600 Hooper Holmes                      3,741
100,800 ICU Medical                        3,061*/(S)/
442,700 K-V Pharmaceutical                 7,553*/(S)/
 80,550 MWI Veterinary Supply              1,732*/(S)/
315,100 STERIS Corp.                       7,859
 32,600 Sybron Dental Specialties          1,264*
291,477 Young Innovations                 10,176
                                        --------
                                          46,797

Heavy Industry (1.9)%
341,900 Chicago Bridge & Iron             10,606/(S)/

Home Builders (1.8)%
145,200 Beazer Homes USA                   9,066/(S)/
 25,800 Levitt Corp. Class A                 643
                                        --------
                                           9,709

Industrial & Commercial
Products (1.9)%
 51,900 Middleby Corp.                     3,411
201,200 Modine Manufacturing               7,074
                                        --------
                                          10,485

Insurance (6.5)%
268,900 American Equity
         Investment Life Holding           3,006/(S)/
645,300 Assured Guaranty                  14,455/(S)/
402,450 HCC Insurance Holdings            10,725
 87,500 Hilb, Rogal and Hamilton           3,082/(S)/
102,400 RLI Corp.                          4,721
                                        --------
                                          35,989

Internet (0.9)%
131,400 j2 Global Communications           4,931*/(S)/

Machinery & Equipment (5.9)%
138,400 Bucyrus International              6,245
272,500 IDEX Corp.                        11,854/(S)/
112,900 Lindsay Manufacturing              2,856
179,200 Regal-Beloit                       5,980/(S)/
250,900 Robbins & Myers                    5,502
                                        --------
                                          32,437

Schedule of Investments Fasciano Fund cont'd

Number of Shares                 Market Value/+/
                                 (000's omitted)

Manufacturing (0.5)%
 61,400 Drew Industries                 $  2,754*

Materials (1.6)%
445,700 Spartech Corp.                     8,535

Oil Services (5.6)%
161,100 CARBO Ceramics                     9,692/(S)/
142,600 FMC Technologies                   5,734*/(S)/
 48,000 Hydril                             3,288*
196,800 Offshore Logistics                 7,126*
184,050 TETRA Technologies                 5,245*
                                       ---------
                                          31,085

Publishing & Broadcasting (7.8)%
 94,590 Courier Corp.                      3,491
552,000 Emmis Communications              13,226*/(S)/
490,300 Journal Communications             7,835
488,000 Journal Register                   9,150
192,200 Meredith Corp.                     9,437
                                       ---------
                                          43,139

Restaurants (2.7)%
252,200 Ruby Tuesday                       5,574/(S)/
463,400 Steak n Shake                      9,064*
                                       ---------
                                          14,638

Retail (1.7)%
133,500 Christopher & Banks                2,145
175,200 Regis Corp.                        7,175
                                       ---------
                                           9,320

Semiconductors (0.8)%
145,500 Cabot Microelectronics             4,337*/(S)/

Specialty Chemical (0.8)%
237,230 OM Group                           4,621*

Technology (5.3)%
229,400 Kanbay International               5,113*
166,500 Landauer, Inc.                     8,575
336,690 Methode Electronics                4,148
141,532 Open Solutions                     3,196*
256,000 Plantronics, Inc.                  8,346
                                       ---------
                                          29,378

Transportation (7.0)%
172,800 Forward Air                        6,096
392,495 Heartland Express                  7,819
108,000 Hub Group Class A                  3,483*
577,700 Landstar System                   20,982
                                       ---------
                                          38,380

Waste Management (3.1)%
  196,400 Stericycle, Inc.             $  11,417*/(S)/
  166,000 Waste Connections                5,866*/(S)/
                                       ---------
                                          17,283

Total Common Stocks
(Cost $379,392)                          500,139
                                       ---------

Short-Term Investments (23.9)%
74,655,370 Neuberger Berman
            Securities Lending
            Quality Fund, LLC             74,655/++/
57,051,404 Neuberger Berman
            Prime Money Fund
            Trust Class                   57,051@
                                       ---------

Total Short-Term Investments
(Cost $131,706)                          131,706#
                                       ---------

Total Investments (114.6)%
(Cost $511,098)                          631,845##
Liabilities, less cash,
 receivables and other assets
 [(14.6)%]                               (80,577)
                                       ---------
Total Net Assets (100.0)%              $ 551,268
                                       ---------

See Notes to Schedule of Investments

                                                NEUBERGER BERMAN AUGUST 31, 2005

Schedule of Investments Focus Fund

Top Ten Equity Holdings

    Holding              %

 1  Capital One
    Financial         16.8

 2  International
    Rectifier         15.8

 3  Citigroup Inc.    10.1

 4  Merrill Lynch      6.9

 5  Bank of
    America            6.2

 6  Nokia Corp.
    ADR                5.8

 7  Amdocs Ltd.        4.8

 8  Jabil Circuit      3.3

 9  Vertrue Inc.       2.7

10  Washington
    Mutual             2.5

Number of Shares                  Market Value/+/
                                  (000's omitted)

Common Stocks (97.8)%

Autos & Housing (1.9)%
   515,000 Autoliv, Inc.              $    22,918
    60,000 Centex Corp.                     4,065
                                      -----------
                                           26,983

Consumer Goods & Services (2.7)%
 1,103,835 Vertrue Inc.                    38,115*^

Financial Services (50.0)%
   445,000 American International
            Group                          26,344/(S)/
 2,021,000 Bank of America                 86,964/(S)/
 2,873,000 Capital One Financial          236,276/(S)/
 3,259,000 Citigroup Inc.                 142,646
   302,000 Goldman Sachs                   33,576
   901,000 J.P. Morgan Chase               30,535
   635,000 MBNA Corp.                      16,002
 1,690,000 Merrill Lynch                   96,600
   852,400 Washington Mutual               35,443/(S)/
                                      -----------
                                          704,386

Media & Entertainment (1.0)%
   420,000 Viacom Inc. Class B             14,276

Retail (6.2)%
   640,000 Home Depot                      25,805
 1,800,000 Select Comfort                  34,794*/(S)/
 1,300,000 TJX Cos.                        27,183
                                      -----------
                                           87,782

Technology (36.0)%
 1,100,000 Advanced Micro Devices          22,847*/(S)/
 2,300,000 Amdocs Ltd.                     67,505*
 2,634,000 Flextronics International       34,400*
 4,633,700 International Rectifier        222,881*/(S)/^
 1,580,000 Jabil Circuit                   46,515*
 5,200,000 Nokia Corp. ADR                 82,004
 1,051,044 Taiwan Semiconductor
            Manufacturing ADR               8,650
   800,000 Thermo Electron                 22,320*
                                      -----------
                                          507,122

Total Common Stocks
(Cost $825,881)                         1,378,664
                                      -----------

Short-Term Investments (5.5)%
56,845,900 Neuberger Berman
            Securities Lending
            Quality Fund, LLC              56,846/++/
21,685,767 Neuberger Berman
            Prime Money Fund
            Trust Class               $    21,686/@/
                                      -----------

Total Short-Term Investments
(Cost $78,532)                             78,532#
                                      -----------

Total Investments (103.3)%
(Cost $904,413)                         1,457,196##
Liabilities, less cash,
 receivables and other assets
 [(3.3)%]                                 (47,151)
                                      -----------
Total Net Assets (100.0)%             $ 1,410,045
                                      -----------

See Notes to Schedule of Investments

Schedule of Investments Genesis Fund

Top Ten Equity Holdings

    Holding              %

 1  National-Oilwell
    Varco              3.2

 2  XTO Energy         2.7

 3  Church & Dwight    2.4

 4  Mentor Corp.       2.2

 5  Alberto-Culver
    Class B            2.2

 6  Southwestern
    Energy             1.9

 7  Alliant
    Techsystems        1.9

 8  Henry Schein       1.8

 9  Zebra
    Technologies       1.7

10  AptarGroup Inc.    1.6

Number of Shares                  Market Value/+/
                                  (000's omitted)

Common Stocks (96.5)%

Aerospace (0.8)%
1,177,400 Curtiss-Wright              $    76,013/(S)/^
  248,750 Ducommun Inc.                     5,162*
                                      -----------
                                           81,175

Agriculture (0.4)%
2,602,000 UAP Holding                      44,650^

Automotive (0.3)%
1,877,400 Gentex Corp.                     32,141/(S)/

Banking & Financial (6.9)%
  280,100 Alabama National                 18,400/(S)/
1,898,400 Bank of Hawaii                   96,344/(S)/
1,395,287 Bank of the Ozarks               46,533/(S)/^
  679,994 BOK Financial                    31,953
  575,900 Central Pacific Financial        19,915
1,229,200 Colonial BancGroup               28,591
1,670,900 Cullen/Frost Bankers             81,657
  966,800 Dime Community
           Bancshares                      14,705
3,177,400 East West Bancorp               107,841^
  173,200 First Community
           Bancorp                          8,175
  897,500 Frontier Financial               26,754
  545,439 Glacier Bancorp                  16,243
  382,200 Harbor Florida
           Bancshares                      13,920
  759,621 Main Street Banks                20,350
  787,550 OceanFirst Financial             18,350^
  803,370 Prosperity Bancshares            23,474/(S)/
  400,000 Signature Bank                   11,996*
1,042,162 Sterling Bancshares              15,622
1,038,552 Texas Regional
           Bancshares                      30,751
2,355,900 UCBH Holdings                    44,927
1,184,000 Westamerica Bancorp              61,817
                                      -----------
                                          738,318

Building, Construction &
Furnishing (1.1)%
3,043,600 Simpson Manufacturing           113,313^/(S)/

Business Services (3.4)%
2,761,300 Arbitron Inc.                   115,975/(S)/^
  934,200 Catalina Marketing               22,365
3,601,931 Copart, Inc.                     88,932*
1,988,000 Harte-Hanks                      51,012
1,974,100 Ritchie Bros. Auctioneers        82,734^
                                      -----------
                                          361,018

Capital Equipment (1.6)%
2,386,800 Joy Global                      114,089
1,071,700 Terex Corp.                      52,278*/(S)/
                                      -----------
                                          166,367

Consumer Products & Services (5.8)%
5,419,450 Alberto-Culver Class B      $   232,765^
6,697,850 Church & Dwight                 255,590/(S)/^
3,206,200 Matthews International          128,248^
                                      -----------
                                          616,603

Defense (7.3)%
2,618,962 Alliant Techsystems             201,477*/(S)/^
2,033,200 Anteon International             93,426*^
1,526,996 Applied Signal
           Technology                      29,150^
1,398,100 CACI International               87,577*
1,223,800 DRS Technologies                 62,964
4,522,912 Engineered Support
           Systems                        154,231^
2,410,700 ManTech International            74,756*^
1,611,200 MTC Technologies                 55,039*^
  521,000 SRA International                17,490*
                                      -----------
                                          776,110

Diagnostic Equipment (1.7)%
1,793,297 Biosite Inc.                    107,221*/(S)/^
3,142,300 Cytyc Corp.                      78,401*
                                      -----------
                                          185,622

Filters (2.1)%
4,643,222 CLARCOR Inc.                    131,403^
2,977,400 Donaldson Co.                    91,228/(S)/
                                      -----------
                                          222,631

Financial Services (0.2)%
  756,700 FactSet Research
           Systems                         26,484

Financial Technology (1.3)%
3,400,437 Fair Isaac                      138,976^

Food Products (0.2)%
  379,400 J & J Snack Foods                22,749

Health Care (12.5)%
2,728,800 Charles River Laboratories
           International                  138,678*/(S)/
  554,600 Datascope Corp.                  17,941
1,938,100 DENTSPLY International          102,661
1,307,600 Diagnostic Products              70,610
4,499,600 Henry Schein                    187,588*/(S)/^
2,403,586 IDEXX Laboratories              153,926*/(S)/^
3,059,250 K-V Pharmaceutical               52,191*^
4,526,000 Mentor Corp.                    238,068/(S)/^
3,943,800 Patterson Companies             157,989*/(S)/
2,430,000 Respironics, Inc.                95,159*/(S)/
2,341,432 Taro Pharmaceutical
           Industries                      63,874*/(S)/^
1,833,494 VCA Antech                       43,985*
                                      -----------
                                        1,322,670

                                                NEUBERGER BERMAN AUGUST 31, 2005

Schedule of Investments Genesis Fund cont'd

Number of Shares                      Market Value/+/
                                      (000's omitted)

Health Products & Services (1.8)%
1,332,326 Arrow International         $    39,437
  900,800 ICU Medical                      27,357*/(S)/^
1,488,700 STERIS Corp.                     37,128
2,126,200 Sybron Dental Specialties        82,433*^
                                      -----------
                                          186,355

Heavy Industry (1.0)%
3,351,100 Chicago Bridge & Iron           103,951

Industrial & Commercial
Products (3.1)%
2,799,000 Brady Corp.                      87,357^
2,298,432 Dionex Corp.                    121,127*^
3,269,400 Roper Industries                125,937/(S)/
                                      -----------
                                          334,421

Insurance (3.3)%
1,384,000 Arthur J. Gallagher              39,527/(S)/
1,023,700 Axis Capital Holdings            28,920
1,759,800 Brown & Brown                    83,538/(S)/
1,206,907 Erie Indemnity                   62,928/(S)/
1,462,200 HCC Insurance Holdings           38,968
  795,300 Montpelier Re Holdings           26,006
1,919,287 W.R. Berkley                     68,115
                                      -----------
                                          348,002

Manufacturing (0.0)%
  112,500 Reddy Ice Holdings                2,440*

Medical Services (2.1)%
1,709,449 AmSurg Corp.                     47,591*^
1,546,600 Renal Care Group                 72,829*
1,387,300 Universal Health
           Services Class B                70,905/(S)/
1,448,435 Wright Medical Group             35,009*
                                      -----------
                                          226,334

Mining (0.8)%
3,515,700 Compass Minerals
           International                   86,521^

Office Equipment (1.3)%
3,061,400 United Stationers               143,580*^

Oil & Gas (16.7)%
1,274,100 Cabot Oil & Gas                  55,028
1,573,200 CARBO Ceramics                   94,644^
1,142,527 Carrizo Oil & Gas                27,021*
1,047,500 Chesapeake Energy                33,111/(S)/
1,864,380 Cimarex Energy                   79,684*/(S)/
2,133,700 Comstock Resources               62,091*^
3,473,100 Denbury Resources               157,088*^
4,029,500 Encore Acquisition              135,915*^
1,193,200 Energy Partners                  28,637*
1,564,200 KCS Energy                       36,164*
1,018,400 Newfield Exploration        $    48,089*
1,350,000 Pioneer Drilling                 21,060*
3,264,850 Quicksilver Resources           141,694*/(S)/
3,573,000 Southwestern Energy             206,877*
2,994,400 St. Mary Land &
           Exploration                    103,217^
1,028,290 Swift Energy                     47,229*/(S)/
2,684,900 Unit Corp.                      139,776*^
  766,000 Western Gas Resources            36,768
1,012,400 Western Oil Sands Class A        24,993*
7,279,000 XTO Energy                      289,704
                                      -----------
                                        1,768,790

Oil Services (8.0)%
2,418,320 Cal Dive International          151,048*/(S)/^
  959,100 Helmerich & Payne                56,990/(S)/
1,114,742 Hydril                           76,360*
  327,600 Nabors Industries                21,949*/(S)/
5,303,189 National-Oilwell Varco          340,518*
  818,400 Oceaneering
           International                   40,691*
  776,600 Offshore Logistics               28,121*
  201,100 OPTI Canada                       6,158*
1,296,400 Patterson-UTI Energy             44,103
2,370,000 Smith International              82,334/(S)/
                                      -----------
                                          848,272

Packing & Containers (1.6)%
3,478,600 AptarGroup Inc.                 172,991^

Pharmaceutical (1.4)%
2,592,700 Pharmaceutical Product
           Development                    145,891*

Publishing & Broadcasting (1.4)%
1,808,200 Journal Communications           28,895^
1,914,000 R.H. Donnelley                  123,051*^
                                      -----------
                                          151,946

Restaurants (1.0)%
1,231,500 IHOP Corp.                       49,457/(S)/^
  818,999 Lone Star Steakhouse &
           Saloon                          21,614
1,402,900 Ruby Tuesday                     31,004
                                      -----------
                                          102,075

Retail (3.6)%
2,278,049 Big 5 Sporting Goods             59,366^
  970,000 Hibbett Sporting Goods           32,631*
2,366,800 Michaels Stores                  85,915
2,515,700 Regis Corp.                     103,018^
1,591,138 School Specialty                 76,231*^
  558,300 Tractor Supply                   28,730*
                                      -----------
                                          385,891

Schedule of Investments Genesis Fund cont'd

Number of Shares                   Market Value/+/
                                   (000's omitted)

Technology (3.3)%
  3,840,400 Electronics for
             Imaging                  $     76,040*/(S)/^
    586,300 Kronos Inc.                     25,404*/(S)/
  1,361,000 MICROS Systems                  60,687*
  4,939,647 Zebra Technologies             184,545*/(S)/^
                                      ------------
                                           346,676

Technology--Semiconductor (0.5)%
  1,693,900 Cognex Corp.                    50,394

Total Common Stocks
(Cost $6,313,998)                       10,253,357
                                      ------------

Short-Term Investments (9.3)%
603,744,195 Neuberger Berman
             Securities Lending
             Quality Fund, LLC             603,744/++/
383,149,665 Neuberger Berman
             Prime Money Fund
             Trust Class                   383,150@
                                      ------------

Total Short-Term Investments
(Cost $986,894)                            986,894#
                                      ------------

Total Investments (105.8)%
(Cost $7,300,892)                       11,240,251##
Liabilities, less cash,
 receivables and other assets
 [(5.8)%]                                 (619,143)
                                      ------------
Total Net Assets (100.0)%             $ 10,621,108
                                      ------------

See Notes to Schedule of Investments

                                                NEUBERGER BERMAN AUGUST 31, 2005

Schedule of Investments Guardian Fund

Top Ten Equity Holdings

    Holding              %

 1  Texas
    Instruments        4.6

 2  Liberty Global     4.5

 3  Altera Corp.       4.3

 4  Willis Group
    Holdings           4.3

 5  Newfield
    Exploration        4.1

 6  State Street       3.9

 7  National
    Instruments        3.8

 8  Canadian
    National Railway   3.7

 9  L-3
    Communications
    Holdings           3.6

10  Teradyne, Inc.     3.5

Number of Shares                  Market Value/+/
                                  (000's omitted)

Common Stocks (95.7)%

Automotive (2.9)%
  572,400 Toyota Motor ADR            $    46,925/(S)/

Banking & Financial (3.9)%
1,272,300 State Street                     61,490

Business Services (1.3)%
  452,000 Manpower Inc.                    20,367

Consumer Discretionary (2.1)%
2,236,327 Discovery Holding                33,858*/(S)/

Consumer Staples (1.9)%
  707,900 Costco Wholesale                 30,751/(S)/

Defense (3.6)%
  705,600 L-3 Communications
           Holdings                        57,775

Energy (2.5)%
  525,000 BP PLC ADR                       35,899
   53,300 ChevronTexaco Corp.               3,273
                                      -----------
                                           39,172

Financial Services (6.3)%
1,128,464 Citigroup Inc.                   49,393
  460,000 Goldman Sachs                    51,143
                                      -----------
                                          100,536

Health Products & Services (5.7)%
  857,400 Quest Diagnostics                42,853/(S)/
  931,400 UnitedHealth Group               47,967
                                      -----------
                                           90,820

Industrial (3.2)%
  959,000 Danaher Corp.                    51,364/(S)/

Industrial Gases (2.9)%
  946,825 Praxair, Inc.                    45,732

Insurance (4.3)%
1,945,900 Willis Group Holdings            68,106/(S)/

Media (9.5)%
  861,000 Comcast Corp. Class A
           Special                         25,985*/(S)/
1,425,463 Liberty Global                   72,342*/(S)/
6,412,276 Liberty Media                    53,286*
                                      -----------
                                          151,613

Oil & Gas (4.7)%
  213,850 Cimarex Energy                    9,140*/(S)/
1,384,100 Newfield Exploration             65,357*
                                      -----------
                                           74,497

Oil Services (0.5)%
  97,700 Schlumberger Ltd.                  8,425/(S)/

Pharmaceutical (5.6)%
  568,750 Millipore Corp.                  36,372*
  1,090,900 Novartis AG ADR           $    53,181/(S)/
                                      -----------
                                           89,553

Real Estate (2.4)%
  523,900 AMB Property                     23,224
  395,600 Equity Residential               14,942
                                      -----------
                                           38,166

Technology (6.4)%
  1,187,000 Dell Inc.                      42,257*
  2,137,200 National Instruments           60,675/(S)/
                                      -----------
                                          102,932

Technology--Semiconductor (8.9)%
  3,128,800 Altera Corp.                   68,427*
  2,269,500 Texas Instruments              74,167/(S)/
                                      -----------
                                          142,594

Technology--Semiconductor Capital
Equipment (3.5)%
  3,325,150 Teradyne, Inc.                 55,863*/(S)/

Telecommunications (3.5)%
  2,048,100 Vodafone Group ADR             55,811/(S)/

Transportation (3.7)%
    896,150 Canadian National
             Railway                       59,397

Utilities (3.5)%
  5,470,932 National Grid                  51,921
     67,218 National Grid ADR               3,194/(S)/
                                      -----------
                                           55,115

Waste Management (2.9)%
    834,000 Republic Services              30,216
    558,000 Waste Management               15,306
                                      -----------
                                           45,522

Total Common Stocks
(Cost $1,081,647)                       1,526,384
                                      -----------

Short-Term Investments (16.3)%
211,781,388 Neuberger Berman
             Securities Lending
             Quality Fund, LLC            211,781/++/
 49,108,758 Neuberger Berman
             Prime Money
             Fund Trust Class              49,109@
                                      -----------

Total Short-Term Investments
(Cost $260,890)                           260,890#
                                      -----------

Total Investments (112.0)%
(Cost $1,342,537)                       1,787,274##
Liabilities, less cash,
 receivables and other assets
 [(12.0)%]                               (191,455)
                                      -----------
Total Net Assets (100.0)%             $ 1,595,819
                                      -----------

See Notes to Schedule of Investments

Schedule of Investments International Fund

Top Ten Equity Holdings

    Holding                  Country         Industry                          %

 1  C&C Group                Ireland         Food, Beverage & Tobacco        2.3

 2  Anglo Irish Bank         Ireland         Banks                           2.2

 3  Brother Industries       Japan           Technology--Hardware            2.2

 4  Petroleo Brasileiro ADR  Brazil          Oil & Gas                       2.0

 5  Kensington Group         United Kingdom  Banks                           2.0

 6  Dragon Oil PLC           Ireland         Oil & Gas                       2.0

 7  Talisman Energy          Canada          Oil & Gas                       2.0

 8  CRH PLC                  Ireland         Construction Materials          2.0

 9  MacDonald Dettwiler      Canada          Commercial Services & Supplies  1.8

10  Vodafone Group           United Kingdom  Telecommunications--Wireless    1.8

Number of Shares                  Market Value/+/
                                  (000's omitted)

Common Stocks (91.1)%

Argentina (1.7)%
  104,840 Tenaris SA ADR              $    12,002/(S)/

Australia (4.2)%
  383,419 Australia & New Zealand
           Banking Group                    6,415
5,694,535 Hardman Resources                10,185*
  394,030 Sigma Co.                         3,272
  377,107 Woodside Petroleum                9,362
                                      -----------
                                           29,234

Belgium (2.1)%
  273,040 InBev NV                         10,675
   80,410 Option NV                         3,976*
                                      -----------
                                           14,651

Brazil (2.7)%
  130,000 Natura Cosmeticos                 4,416
  222,470 Petroleo Brasileiro ADR          13,918/(S)/
                                      -----------
                                           18,334

Canada (11.0)%
  223,700 Canadian Natural Resources       11,002
  409,370 Canadian Western Bank            11,621
  301,700 Corus Entertainment Inc.,
           B Shares                         8,184
  554,387 Great Canadian Gaming       $     8,174*
  433,070 MacDonald Dettwiler              12,399*
1,474,900 Nelson Resources                  3,734*
  124,763 PetroKazakhstan, Inc.             6,775
  280,255 Talisman Energy                  13,661/(S)/
                                      -----------
                                           75,550

Denmark (0.5)%
   45,970 Topdanmark A/S                    3,521*

France (5.7)%
  154,855 BNP Paribas                      11,304
  166,902 Credit Agricole                   4,463
   47,150 Ipsos                             5,234
   31,290 Pierre & Vacances                 2,388
   45,225 Publicis Groupe                   1,505
   10,410 Saft Groupe SA                      391*
   46,905 Societe Generale                  5,084
   68,615 Total SA ADR                      9,046/(S)/
                                      -----------
                                           39,415

Germany (1.6)%
   41,960 Continental AG                    3,334
   53,680 Premiere AG                       1,656*
  145,956 Rhoen-Klinikum AG                 5,697
                                      -----------
                                           10,687

                                                NEUBERGER BERMAN AUGUST 31, 2005

Schedule of Investments International Fund cont'd

Number of Shares                  Market Value/+/
                                  (000's omitted)

Greece (2.5)%
   416,825 Public Power Corp.         $    10,270
   193,290 Titan Cement                     6,738
                                      -----------
                                           17,008

Hong Kong (1.3)%
13,206,000 TPV Technology                   8,798

India (0.1)%
    82,200 Apollo Hospitals
            Enterprise GDR                    699**

Ireland (9.4)%
   308,156 Allied Irish Banks               6,651
 1,121,115 Anglo Irish Bank                15,174
 2,746,162 C&C Group                       15,571
   493,699 CRH PLC                         13,444
 4,244,765 Dragon Oil PLC                  13,685*
                                      -----------
                                           64,525

Italy (1.6)%
   460,601 Indesit Co.                      5,371/(S)/
   774,220 Milano Assicurazioni             5,468
                                      -----------
                                           10,839

Japan (17.6)%
    66,260 Acom Co.                         4,377
   234,000 Aica Kogyo                       2,823/(S)/
   164,800 Bandai Co.                       4,092/(S)/
 1,836,000 Brother Industries              14,804
   245,000 CHIYODA Corp.                    3,606
   303,500 F.C.C. Co.                      11,871
     1,778 Fullcast Co.                     4,160/(S)/
   516,700 Heiwa Corp.                      7,767/(S)/
   318,800 Mars Engineering                 9,103
   213,000 Maruichi Steel Tube              4,776
    12,360 Moshi Moshi Hotline              1,290
   636,500 Nissan Motor                     6,688
   285,000 Nissha Printing                  5,535
   161,500 Nissin Healthcare
            Food Service                    2,596/(S)/
   260,000 PLENUS Co.                       9,091
   379,000 Ricoh Co.                        5,896
   557,000 Takuma Co.                       4,018
   513,200 Tamron Co.                       6,504/(S)/
   495,200 TENMA Corp.                      8,830
   183,400 TKC Corp.                        3,188
                                      -----------
                                          121,015

Korea (3.0)%
   269,640 Kangwon Land                     4,240
    57,700 Kookmin Bank ADR                 2,924
   236,695 KT Corp. ADR                     6,569
    37,650 SK Telecom                       6,910
                                      -----------
                                           20,643

Netherlands (2.2)%
   17,532 Hunter Douglas              $       870/(S)/
  204,846 Imtech NV                         7,395
  274,960 TNT NV                            7,083
                                      -----------
                                           15,348

Norway (1.7)%
  289,880 Prosafe ASA                      11,798

South Africa (0.9)%
2,307,576 Steinhoff International           5,938

Spain (1.2)%
  279,025 Banco Popular Espanol             3,419
   99,842 Telefonica SA ADR                 4,970
                                      -----------
                                            8,389

Sweden (2.8)%
  210,000 Alfa Laval AB                     3,625
  200,500 Capio AB                          3,657*
  100,000 ForeningsSparbanken AB            2,458
  338,900 Lundin Petroleum AB               4,182*
  321,000 Nobia AB                          5,681
                                      -----------
                                           19,603

United Kingdom (17.3)%
1,444,524 Amlin PLC                         4,759
  621,226 Barratt Developments              7,919
  640,056 Burren Energy                     8,318
  115,260 GlaxoSmithKline PLC               2,792
1,198,640 Kensington Group                 13,809
2,938,800 MFI Furniture Group               6,145
  558,280 Northern Rock                     8,163
   56,585 Northgate PLC                     1,023
  644,230 Punch Taverns PLC                 8,964
1,229,321 Redrow PLC                        9,263
2,777,877 RPS Group                         8,707
  239,910 Shire Pharmaceuticals             3,015
  680,365 Trinity Mirror                    7,629
2,426,750 Tullow Oil PLC                    9,436
4,457,971 Vodafone Group                   12,197
  642,064 William Hill                      6,815
                                      -----------
                                          118,954

Total Common Stocks
(Cost $520,999)                           626,951
                                      -----------

Preferred Stocks (3.9)%

Brazil (2.7)%
  331,400 Companhia Vale do Rio
           Doce ADR                         9,942/(S)/
  509,700 Ultrapar Participacoes            8,441
                                      -----------
                                           18,383

Schedule of Investments International Fund cont'd

Number of Shares                  Market Value/+/
                                  (000's omitted)

Germany (1.2)%
    10,912 Porsche AG                 $     8,536

Total Preferred Stocks
(Cost $24,542)                             26,919
                                      -----------

Warrants (0.4)%
   202,740 Great Canadian Gaming,
            Special Warrants
            (Cost $3,387)                   2,840*Z
                                      -----------

Short-Term Investments (14.4)%
58,125,700 Neuberger Berman
            Securities Lending
            Quality Fund, LLC              58,126/++/

41,186,123  Neuberger Berman
             Prime Money Fund
             Trust Class              $   41,186@
                                      -----------

Total Short-Term Investments
(Cost $99,312)                            99,312#
                                      -----------

Total Investments (109.8)%
(Cost $648,240)                         756,022##
Liabilities, less cash,
 receivables and other assets
 [(9.8)%]                                 (67,337)
                                      -----------
Total Net Assets (100.0)%             $   688,685
                                      -----------

Summary Schedule of Investments by Industry International Fund

                                  Market Value/+/   Percentage of
Industry                          (000's omitted)      Net Assets
--------                          ---------------   -------------
Oil & Gas                         $       125,305            18.2%
Banks                                      91,485            13.3%
Commercial Services & Supplies             55,123             8.0%
Hotels, Restaurants & Leisure              50,279             7.3%
Technology--Hardware                       39,978             5.8%
Consumer Durables & Apparel                39,135             5.7%
Automobiles & Components                   30,429             4.4%
Food, Beverage & Tobacco                   26,246             3.8%
Telecommunications--Wireless               25,676             3.7%
Construction Materials                     24,958             3.6%
Media                                      24,208             3.5%
Capital Goods                              20,742             3.0%
Insurance                                  13,749             2.0%
Energy Services & Equipment                11,798             1.7%
Chemicals                                  11,264             1.7%
Electric Utilities                         10,270             1.5%
Health Care Equipment & Services           10,053             1.5%
Materials--Metals & Mining                  9,942             1.5%
Pharmaceutical & Biotechnology              9,079             1.3%
Transportation                              7,083             1.0%
Retailing                                   6,145             0.9%
Telecommunications--Diversified             4,970             0.7%
Household & Personal Products               4,416             0.7%
Diversified Financials                      4,377             0.6%
Other Assets--Net                          31,975             4.6%
                                  ---------------   -------------
                                  $       688,685           100.0%
                                  ---------------   -------------

See Notes to Schedule of Investments

                                               NEUBERGER BERMAN AUGUST 31, 2005

Schedule of Investments International Institutional Fund

Top Ten Equity Holdings

    Holding                   Country          Industry                        %

 1  Anglo Irish Bank          Ireland          Banks                         2.5

 2  C&C Group                 Ireland          Food, Beverage & Tobacco      2.1

 3  Vodafone Group            United Kingdom   Telecommunications--Wireless  2.0

 4  Dragon Oil PLC            Ireland          Oil & Gas                     1.9

 5  Brother Industries        Japan            Technology--Hardware          1.9

 6  Petroleo Brasileiro ADR   Brazil           Oil & Gas                     1.8

 7  Talisman Energy           Canada           Oil & Gas                     1.8

 8  Kensington Group          United Kingdom   Banks                         1.7

 9  Tenaris SA ADR            Argentina        Oil & Gas                     1.7

10  Canadian Western Bank     Canada           Banks                         1.6

Number of Shares                  Market Value/+/
                                  (000's omitted)

Common Stocks (83.0)%

Argentina (1.7)%
  6,200 Tenaris SA ADR                $       710

Australia (3.8)%
 21,230 Australia & New Zealand
         Banking Group                        355
310,200 Hardman Resources                     555*
 21,480 Sigma Co.                             178
 20,120 Woodside Petroleum                    500
                                      -----------
                                            1,588

Belgium (2.2)%
 17,340 InBev NV                              678
  4,830 Option NV                             239*
                                      -----------
                                              917

Brazil (1.8)%
 12,250 Petroleo Brasileiro ADR               766

Canada (9.8)%
 13,350 Canadian Natural Resources            657
 24,300 Canadian Western Bank                 690
 12,550 Corus Entertainment Inc.
         B Shares                             340
 35,100 Great Canadian Gaming                 518*
 21,625 MacDonald Dettwiler                   619*
 73,800 Nelson Resources                      187*
  6,425 PetroKazakhstan, Inc.                 349
 15,700 Talisman Energy               $       765
                                      -----------
                                            4,125

Denmark (0.4)%
  2,250 Topdanmark A/S                        172*

France (5.4)%
  7,460 BNP Paribas                           545
 14,220 Credit Agricole                       380
  2,960 Ipsos                                 329
  1,440 Pierre & Vacances                     110
  4,470 Publicis Groupe                       149
  2,260 Societe Generale                      245
  4,100 Total SA ADR                          540
                                      -----------
                                            2,298

Germany (1.4)%
  2,280 Continental AG                        181
  3,810 Premiere AG                           118*
  8,000 Rhoen-Klinikum AG                     312
                                      -----------
                                              611

Greece (2.2)%
 22,640 Public Power Corp.                    558
 10,470 Titan Cement                          365
                                      -----------
                                              923

Hong Kong (1.2)%
782,000 TPV Technology                        521

Schedule of Investments International Institutional Fund cont'd

Number of Shares                  Market Value/+/
                                  (000's omitted)

Ireland (8.9)%
 17,230 Allied Irish Banks            $       374
 78,200 Anglo Irish Bank                    1,054
156,020 C&C Group                             882
 23,370 CRH PLC                               637
253,070 Dragon Oil PLC                        816*
                                      -----------
                                            3,763

Italy (1.6)%
 28,490 Indesit Co.                           332
 49,200 Milano Assicurazioni                  348
                                      -----------
                                              680

Japan (15.9)%
  3,940 Acom Co.                              260
 22,600 Aica Kogyo                            273
  7,500 Bandai Co.                            186
101,000 Brother Industries                    814
 13,000 CHIYODA Corp.                         191
 16,500 F.C.C. Co.                            645
     58 Fullcast Co.                          136
 25,600 Heiwa Corp.                           385
 17,500 Mars Engineering                      500
 12,000 Maruichi Steel Tube                   269
 32,400 Nissan Motor                          341
 19,000 Nissha Printing                       369
  9,200 Nissin Healthcare Food
         Service                              148
 14,500 PLENUS Co.                            507
 16,000 Ricoh Co.                             249
 37,000 Takuma Co.                            267
 28,700 Tamron Co.                            364
 28,400 TENMA Corp.                           506
 16,800 TKC Corp.                             292
                                      -----------
                                            6,702

Korea (1.8)%
 17,610 KT Corp. ADR                          358
 19,700 SK Telecom ADR                        419
                                      -----------
                                              777

Netherlands (2.1)%
  1,130 Hunter Douglas                         56
 12,760 Imtech NV                             461
 14,260 TNT NV                                367
                                      -----------
                                              884

Norway (1.5)%
 15,900 Prosafe ASA                           647

South Africa (0.9)%
151,350 Steinhoff International               389

Spain (1.3)%
 18,050 Banco Popular Espanol                 221
  6,700 Telefonica SA ADR                     334
                                      -----------
                                              555

Sweden (2.4)%
 10,500    Alfa Laval AB              $       181
 10,500    Capio AB                           191*
 22,600    Lundin Petroleum AB                279*
 19,700    Nobia AB                           349
                                      -----------
                                            1,000

United Kingdom (16.7)%
102,810    Amlin PLC                          339
 32,910    Barratt Developments               419
 34,410    Burren Energy                      447
 11,800    GlaxoSmithKline PLC                286
 62,170    Kensington Group                   716
160,290    MFI Furniture Group                335
 31,800    Northern Rock                      465
  2,970    Northgate PLC                       54
 38,050    Punch Taverns PLC                  529
 67,310    Redrow PLC                         507
158,780    RPS Group                          498
 14,780    Shire Pharmaceuticals              186
 37,290    Trinity Mirror                     418
146,010    Tullow Oil PLC                     568
304,840    Vodafone Group                     834
 39,080    William Hill                       415
                                      -----------
                                            7,016

Total Common Stocks
(Cost $32,201)                             35,044
                                      -----------

Preferred Stocks (2.4)%

Brazil (1.2)%
 16,500    Companhia Vale do
            Rio Doce ADR                      495

Germany (1.2)%
    670    Porsche AG                         524

Total Preferred Stocks
(Cost $922)                                 1,019
                                      -----------

Warrants (0.2)%
  5,790    Great Canadian Gaming,
            Special Warrants
            (Cost $96)                         81*Z
                                      -----------

Principal Amount

Repurchase Agreements (9.5)%
$4,023,000 State Street Bank and
            Trust Co. Repurchase
            Agreement, 3.28%,
            due 9/1/05, dated
            8/31/05, Maturity
            Value $4,023,367,
            Collateralized by
            $4,195,000 FHLMC,
            2.88%, due 5/15/07
            (Collateral Value
            $4,146,611)
            (Cost $4,023)                   4,023#
                                      -----------

                                                NEUBERGER BERMAN AUGUST 31, 2005

Schedule of Investments International Institutional Fund cont'd

Principal Amount                   Market Value/+/
                                   (000's omitted)

Total Investments (95.1)%
(Cost $37,242)                        $    40,167##
Cash, receivables and other
 assets, less liabilities (4.9)%            2,048
                                      -----------

Total Net Assets (100.0)%             $    42,215
                                      -----------

Summary Schedule of Investments by Industry International Institutional Fund

                                  Market Value/+/   Percentage of
Industry                          (000's omitted)      Net Assets
--------                          ---------------   -------------
Oil & Gas                         $         7,138            16.9%
Banks                                       5,045            12.0%
Commercial Services & Supplies              3,082             7.3%
Hotels, Restaurants & Leisure               2,545             6.0%
Consumer Durables & Apparel                 2,239             5.3%
Technology--Hardware                        2,187             5.2%
Automobiles & Components                    1,691             4.0%
Telecommunications--Wireless                1,611             3.8%
Food, Beverage & Tobacco                    1,560             3.7%
Media                                       1,354             3.2%
Construction Materials                      1,271             3.0%
Capital Goods                               1,139             2.7%
Insurance                                     859             2.0%
Pharmaceutical & Biotechnology                650             1.5%
Energy Services & Equipment                   647             1.5%
Electric Utilities                            558             1.3%
Health Care Equipment & Services              504             1.2%
Materials--Metals & Mining                    495             1.2%
Transportation                                367             0.9%
Retailing                                     335             0.8%
Telecommunications--Diversified               334             0.8%
Chemicals                                     273             0.7%
Diversified Financials                        260             0.6%
Other Assets--Net                           6,071            14.4%
                                  ---------------   -------------
                                  $        42,215           100.0%
                                  ---------------   -------------

See Notes to Schedule of Investments

Schedule of Investments Manhattan Fund

Top Ten Equity Holdings

    Holding              %

 1  XTO Energy         2.4

 2  Corporate
    Executive Board    2.4

 3  Coach, Inc.        2.3

 4  Station Casinos    2.0

 5  Cognizant
    Technology
    Solutions          2.0

 6  Nextel Partners    2.0

 7  Celgene Corp.      1.9

 8  Alliance Data
    Systems            1.9

 9  Canadian Natural
    Resources          1.8

10  Peabody Energy     1.7

Number of Shares                  Market Value/+/
                                  (000's omitted)

Common Stocks (98.9)%

Aerospace (2.4)%
 42,500 Goodrich Corp.                $     1,948
 22,500 Precision Castparts                 2,175/(S)/
 93,000 Rockwell Collins                    4,476
                                      -----------
                                            8,599

Basic Materials (2.7)%
120,000 Airgas, Inc.                        3,376
 84,000 Peabody Energy                      6,020
                                      -----------
                                            9,396

Biotechnology (5.1)%
135,000 Celgene Corp.                       6,777*/(S)/
122,000 Gilead Sciences                     5,246*
 54,000 Invitrogen Corp.                    4,575*/(S)/
 24,000 Martek Biosciences                  1,224*/(S)/
                                      -----------
                                           17,822

Business Services (8.5)%
158,000 Alliance Data Systems               6,647*/(S)/
 93,500 CB Richard Ellis Group              4,559*
103,500 Corporate Executive Board           8,360/(S)/
 55,500 Getty Images                        4,750*/(S)/
 20,000 Laureate Education                    837*
 90,000 Monster Worldwide                   2,812*/(S)/
 38,000 NAVTEQ                              1,769*
  9,500 NeuStar, Inc.                         261*
                                      -----------
                                           29,995

Capital Equipment (2.4)%
 94,500 Danaher Corp.                       5,061
113,300 Donaldson Co.                       3,472
                                      -----------
                                            8,533

Communications Equipment (2.0)%
145,000 Juniper Networks                    3,297*
 95,500 Scientific-Atlanta                  3,654
                                      -----------
                                            6,951

Consumer Discretionary (4.6)%
  9,870 Acco Brands                           257*
 52,500 Advance Auto Parts                  3,199*/(S)/
 47,500 D.R. Horton                         1,754
 42,000 Fortune Brands                      3,653
 47,000 Harman International
         Industries                         4,860
 72,500 XM Satellite Radio Holdings         2,556*/(S)/
                                      -----------
                                           16,279

Consumer Staples (1.6)%
 45,000 Shoppers Drug Mart                  1,578
 31,000 Whole Foods Market                  4,007
                                      -----------
                                            5,585

Diagnostic Equipment (1.6)%
180,000 Cytyc Corp.                   $     4,491*
 15,000 IDEXX Laboratories                    961*
                                      -----------
                                            5,452

Electrical & Electronics (0.6)%
 70,000 Jabil Circuit                       2,061*

Energy (10.0)%
128,000 Canadian Natural Resources          6,306
 62,000 GlobalSantaFe Corp.                 2,907/(S)/
 49,000 Murphy Oil                          2,678
 91,000 National-Oilwell Varco              5,843*
101,250 Quicksilver Resources               4,394*
132,600 Smith International                 4,606
212,000 XTO Energy                          8,438
                                      -----------
                                           35,172

Financial Services (5.0)%
 17,500 Chicago Mercantile Exchange         4,858/(S)/
 50,000 Legg Mason                          5,226/(S)/
 92,000 Moody's Corp.                       4,518
 65,500 Nuveen Investments                  2,463
 17,100 Refco, Inc.                           478*/(S)/
                                      -----------
                                           17,543

Health Care (4.3)%
 35,000 American Healthways                 1,529*
 60,000 Cerner Corp.                        4,726*/(S)/
 72,000 Omnicare, Inc.                      3,784
128,500 VCA Antech                          3,083*
 52,000 WellCare Health Plans               1,955*
                                      -----------
                                           15,077

Industrial (3.0)%
 92,500 Fastenal Co.                        5,604/(S)/
 66,000 Rockwell International              3,434
 25,000 W.W. Grainger                       1,608
                                      -----------
                                           10,646

Leisure (6.3)%
 75,000 Gaylord Entertainment               3,195*
 95,000 Hilton Hotels                       2,201
 67,500 Marriott International              4,267/(S)/
 94,000 MGM MIRAGE                          3,972*/(S)/
106,500 Station Casinos                     7,116
 41,500 WMS Industries                      1,202*/(S)/
                                      -----------
                                           21,953

Medical Equipment (6.8)%
 91,000 C. R. Bard                          5,854
 84,000 Kinetic Concepts                    4,603*/(S)/
100,000 Kyphon, Inc.                        4,429*
 71,000 ResMed, Inc.                        5,136*
 96,000 Varian Medical Systems              3,823*
                                      -----------
                                           23,845

                                                NEUBERGER BERMAN AUGUST 31, 2005

Schedule of Investments Manhattan Fund cont'd

Number of Shares                  Market Value/+/
                                  (000's omitted)

Oil & Gas (1.2)%
 55,500 Denbury Resources             $     2,510*
 67,500 Western Oil Sands Class A           1,667*
                                      -----------
                                            4,177

Retail (7.1)%
 53,500 Abercrombie & Fitch                 2,975
248,000 Coach, Inc.                         8,231*
 26,500 Dick's Sporting Goods                 839*/(S)/
 46,500 Michaels Stores                     1,688
155,000 Nordstrom, Inc.                     5,205/(S)/
124,500 PETsMART, Inc.                      3,208
 36,000 Urban Outfitters                    2,004*/(S)/
 21,500 Williams-Sonoma                       865*
                                      -----------
                                           25,015

Semiconductors (7.3)%
 80,000 Altera Corp.                        1,750*
 62,500 Broadcom Corp.                      2,719*
 20,000 KLA-Tencor                          1,015/(S)/
 46,500 Linear Technology                   1,764
 97,500 Marvell Technology Group            4,601*
100,000 MEMC Electronic Materials           1,686*
128,000 Microchip Technology                3,983/(S)/
204,900 Microsemi Corp.                     4,936*
121,500 National Semiconductor              3,029
                                      -----------
                                           25,483

Software (4.6)%
148,000 Activision, Inc.                    3,308*
 91,000 Autodesk, Inc.                      3,931
 75,000 Cognos, Inc.                        2,708*
 65,500 McAfee, Inc.                        2,008*/(S)/
 70,000 Mercury Interactive                 2,567*
 85,000 Salesforce.com, Inc.                1,642*
                                      -----------
                                           16,164

Technology (4.5)%
 33,700 Agilent Technologies                1,084*
 46,500 CACI International                  2,913*
155,000 Cognizant Technology Solutions      7,057*
 50,000 Lipman                              1,596/(S)/*
 25,000 Logitech International ADR            938*
 61,000 Macromedia, Inc.                    2,254*
                                      -----------
                                           15,842

Telecommunications (5.7)%
100,000 Alamosa Holdings                    1,730*
146,500 American Tower                      3,493*
140,000 Leap Wireless International         4,782*
264,000 Nextel Partners                     6,927*/(S)/
 41,500 NII Holdings                        3,163*
                                      -----------
                                           20,095

Transportation (1.1)%
    62,000 C.H. Robinson Worldwide    $     3,829

Utilities (0.5)%
    45,000 Energen Corp.                    1,724

Total Common Stocks
(Cost $238,503)                           347,238
                                      -----------

Short-Term Investments (20.2)%
69,116,100 Neuberger Berman
            Securities Lending
            Quality Fund, LLC              69,116/++/
 1,609,054 Neuberger Berman
            Prime Money Fund
            Trust Class                     1,609@
                                      -----------

Total Short-Term Investments
(Cost $70,725)                             70,725#
                                      -----------

Total Investments (119.1)%
(Cost $309,228)                           417,963##
Liabilities, less cash,
 receivables and other assets
 [(19.1)%]                                (67,012)
                                      -----------
Total Net Assets (100.0)%             $   350,951
                                      -----------

See Notes to Schedule of Investments

Schedule of Investments Millennium Fund

Top Ten Equity Holdings

    Holding              %

 1  Station Casinos    2.4

 2  Activision, Inc.   2.4

 3  Trammell Crow      2.4

 4  Ultra Petroleum    2.4

 5  aQuantive, Inc.    2.1

 6  ProAssurance
    Corp.              2.1

 7  Tractor Supply     1.9

 8  ArthroCare Corp.   1.9

 9  Microsemi Corp.    1.9

10  Varian
    Semiconductor
    Equipment          1.8

Number of Shares                  Market Value/+/
                                  (000's omitted)

Common Stocks (99.5)%

Banking & Financial (2.2)%
14,500 Cathay General Bancorp         $       488
19,750 Glacier Bancorp                        588
                                      -----------
                                            1,076

Building, Construction &
Furnishing (1.0)%
17,000 Technical Olympic USA                  496/(S)/

Building Products (1.6)%
 7,100 Eagle Materials                        800

Business Services (6.2)%
 8,300 Corporate Executive Board              670
25,000 Heartland Payment Systems              634*
30,400 Labor Ready                            691*
11,100 Laureate Education                     465*
11,200 Websense, Inc.                         559*
                                      -----------
                                            3,019

Coal (1.6)%
21,900 Foundation Coal Holdings               781

Consumer Discretionary (2.5)%
24,400 Orient-Express Hotel                   750
15,100 Steiner Leisure                        465*/(S)/
                                      -----------
                                            1,215

Consumer Products & Services (1.1)%
11,100 Central Garden & Pet                   550*

Consumer Staples (0.8)%
13,000 Peet's Coffee & Tea                    406*

Defense (1.4)%
15,300 Anteon International                   703*

Distributor (1.1)%
13,100 Central European Distribution          547*/(S)/

Electrical & Electronics (2.9)%
15,500 AMETEK, Inc.                           624
24,000 FLIR Systems                           775*
                                      -----------
                                            1,399

Energy (1.1)%
17,500 Toreador Resources                     557*

Entertainment (3.8)%
15,400 Gaylord Entertainment                  656*
17,700 Station Casinos                      1,183
                                      -----------
                                            1,839

Financial Services (5.3)%
10,700 Affiliated Managers Group              777*/(S)/
27,500 Nasdaq Stock Market                    646*
42,600 Trammell Crow                        1,158*
                                      -----------
                                            2,581

Health Care (8.1)%
17,450 Matria Healthcare              $       633*
19,600 Radiation Therapy Services             526*
15,000 Techne Corp.                           854*
34,000 Thoratec Corp.                         557*
21,750 United Surgical Partners
        International                         833*
22,300 VCA Antech                             535*
                                      -----------
                                            3,938

Health Products & Services (6.7)%
27,400 American Medical Systems
        Holdings                              561*
10,900 Covance, Inc.                          570*
10,200 Intuitive Surgical                     759*
16,000 Lifeline Systems                       541*
28,000 Providence Service                     826*
                                      -----------
                                            3,257

Industrial (5.5)%
14,200 Bright Horizons Family
        Solutions                             558*
15,200 DRS Technologies                       782
18,000 Mobile Mini                            755*
12,000 Watsco, Inc.                           585
                                      -----------
                                            2,680

Insurance (2.1)%
23,100 ProAssurance Corp.                   1,018*

Internet (1.4)%
12,000 Ctrip.com International                679

Medical Equipment (6.8)%
25,400 ArthroCare Corp.                       924*/(S)/
21,500 Cutera, Inc.                           522*
22,200 Dade Behring Holdings                  812
10,500 Hologic, Inc.                          506*
14,700 Syneron Medical                        543*/(S)/
                                      -----------
                                            3,307

Oil & Gas (4.8)%
21,400 Energy Partners                        514*
85,000 Grey Wolf                              665*/(S)/
26,100 Ultra Petroleum                      1,155*
                                      -----------
                                            2,334

Retail (5.8)%
16,500 Blue Nile                              558*/(S)/
18,800 GameStop Corp.                         634*/(S)/
17,550 Jarden Corporation                     697*/(S)/
18,100 Tractor Supply                         931*
                                      -----------
                                            2,820

                                                NEUBERGER BERMAN AUGUST 31, 2005

Schedule of Investments Millennium Fund cont'd

Number of Shares                  Market Value/+/
                                  (000's omitted)

Semiconductors (3.0)%
   22,500 FormFactor, Inc.            $       611*
   18,900 Varian Semiconductor
           Equipment                          857*
                                      -----------
                                            1,468

Software (6.5)%
   52,133 Activision, Inc.                  1,165*
   65,000 Informatica Corp.                   742*
   23,000 SPSS, Inc.                          502*
   23,500 THQ, Inc.                           790*/(S)/
                                      -----------
                                            3,199

Technology (8.4)%
   57,500 aQuantive, Inc.                   1,038*
   15,700 Blue Coat Systems                   619*/(S)/
   32,200 Ixia                                578*
   15,200 MICROS Systems                      678*
    9,100 Quality Systems                     592/(S)/
   17,500 SRA International                   588*
                                      -----------
                                            4,093

Technology--Semiconductor (2.9)%
   38,200 Microsemi Corp.                     920*
   19,500 SiRF Technology Holdings            480*
                                      -----------
                                            1,400

Transportation (4.9)%
   12,600 Kirby Corp.                         592*
   20,000 Landstar System                     727
   16,550 Old Dominion Freight Line           529*
    7,100 UTI Worldwide                       536
                                      -----------
                                            2,384

Total Common Stocks
(Cost $37,831)                             48,546
                                      -----------

Short-Term Investments (15.6)%
7,423,400 Neuberger Berman
           Securities Lending
           Quality Fund, LLC                7,423/++/
  172,119 Neuberger Berman
           Prime Money Fund
           Trust Class                        172@
                                      -----------

Total Short-Term Investments
(Cost $7,595)                               7,595#
                                      -----------

Total Investments (115.1)%
(Cost $45,426)                             56,141##
Liabilities, less cash,
 receivables and other assets
 [(15.1)%]                                 (7,386)
                                      -----------

Total Net Assets (100.0)%             $    48,755
                                      -----------

See Notes to Schedule of Investments

Schedule of Investments Partners Fund

Top Ten Equity Holdings

    Holding              %

 1  Canadian Natural
    Resources          2.6

 2  American
    International
    Group              2.5

 3  Pulte Homes        2.3

 4  Peabody Energy     2.2

 5  Centex Corp.       2.1

 6  D.R. Horton        2.1

 7  Arch Coal          2.0

 8  Lennar Corp.       2.0

 9  TXU Corp.          2.0

10  KB HOME            1.9

Number of Shares                  Market Value/+/
                                  (000's omitted)

Common Stocks (98.4)%

Auto Related (1.7)%
  863,100  Harley-Davidson            $    42,516/(S)/

Banking & Financial (4.8)%
  724,200  Bank of America                 31,162/(S)/
  253,500  Fannie Mae                      12,939
2,702,090  Hudson City Bancorp             33,776/(S)/
  709,600  Merrill Lynch                   40,561
                                      -----------
                                          118,438

Building, Construction &
Furnishing (13.7)%
  765,900  Centex Corp.                    51,890
1,382,132  D.R. Horton                     51,028
1,041,600  Home Depot                      41,997
  640,500  KB HOME                         47,500/(S)/
  793,800  Lennar Corp.                    49,295/(S)/
   41,600  NVR, Inc.                       36,816*/(S)/
  639,800  Pulte Homes                     55,151/(S)/
                                      -----------
                                          333,677

Business Services (1.7)%
1,035,500  Career Education                40,592*/(S)/

Capital Equipment (1.3)%
  652,531  Joy Global                      31,191/(S)/

Coal (4.3)%
  779,000  Arch Coal                       50,012/(S)/
  741,500  Peabody Energy                  53,143
                                      -----------
                                          103,155

Communication Services (1.5)%
  948,900  Scientific-Atlanta              36,305

Consumer Cyclicals (3.0)%
  783,800  Avon Products                   25,724
  303,175  Best Buy                        14,449
  434,600  Whirlpool Corp.                 33,051/(S)/
                                      -----------
                                           73,224

Consumer Goods & Services (0.9)%
  438,000  Colgate-Palmolive               22,995

Defense & Aerospace (0.8)%
  535,000  Embraer-Empresa
            Brasileira
            De Aeronautica ADR             19,185/(S)/

Diversified (1.0)%
3,197,800  ABB Ltd.                        23,245*

Electrical & Electronics (1.2)%
1,065,000  Tyco International              29,639

Energy (14.1)%
  336,700  Anadarko Petroleum              30,596
1,276,700   Canadian Natural
            Resources                 $    62,903/(S)/
  528,700 ConocoPhillips                   34,862
  271,400 Cooper Cameron                   19,582*/(S)/
  580,800 Exxon Mobil                      34,790
  538,800 Sempra Energy                    24,149
  955,100 Talisman Energy                  46,771/(S)/
  499,400 TXU Corp.                        48,452
1,077,066 XTO Energy                       42,867
                                      -----------
                                          344,972

Financial Services (8.9)%
  231,700 American Express                 12,799
   16,100 Berkshire Hathaway
           Class B                         44,694*/(S)/
  627,400 Citigroup Inc.                   27,461
1,106,688 Countrywide Financial            37,395
  925,200 General Electric                 31,096
  337,700 Goldman Sachs                    37,546/(S)/
  685,500 PMI Group                        27,735/(S)/
                                      -----------
                                          218,726

Health Care (7.4)%
1,260,900 Boston Scientific                33,893*
  490,900 Caremark Rx                      22,940*/(S)/
1,134,300 NBTY, Inc.                       24,830*/(S)/
  475,200 PacifiCare Health Systems        35,820*
1,018,700 Teva Pharmaceutical
           Industries ADR                  33,047/(S)/
  397,600 WellPoint Inc.                   29,522*
                                      -----------
                                          180,052

Insurance (5.3)%
  448,600 Aetna Inc.                       35,740
1,043,700 American International
           Group                           61,787
  445,300 Hartford Financial
           Services Group                  32,529/(S)/
                                      -----------
                                          130,056

Manufacturing (0.8)%
  672,700 Masco Corp.                      20,639

Metals (2.2)%
  326,400 Nucor Corp.                      18,435
  336,400 Phelps Dodge                     36,173
                                      -----------
                                           54,608

Oil & Gas (6.6)%
  494,100 EOG Resources                    31,538
  415,600 National-Oilwell Varco           26,686*/(S)/
  454,600 Petroleo Brasileiro ADR          28,440/(S)/
  912,350 Quicksilver Resources            39,596*/(S)/
1,442,300 Western Oil Sands Class A        35,606*
                                      -----------
                                          161,866

                                                NEUBERGER BERMAN AUGUST 31, 2005

Schedule of Investments Partners Fund cont'd

Number of Shares                  Market Value/+/
                                  (000's omitted)

Pharmaceutical (1.7)%
    272,000 Express Scripts           $    15,738*/(S)/
    701,900 Shire Pharmaceuticals
             Group ADR                     26,756/(S)/
                                      -----------
                                           42,494

Real Estate (1.0)%
    719,900 Equity Office Properties
             Trust                         23,973/(S)/

Retail (1.5)%
    743,600 J.C. Penney                    36,161

Software (4.6)%
  1,304,900 Check Point Software
             Technologies                  29,438*
  1,238,500 Microsoft Corp.                33,935
  2,291,200 Oracle Corp.                   29,717*
    910,768 Symantec Corp.                 19,108*
                                      -----------
                                          112,198

Technology (2.5)%
    262,600 IBM                            21,171
    619,500 Lexmark International
             Group                         39,016*
                                      -----------
                                           60,187

Transportation (5.9)%
    937,150 Frontline Ltd.                 44,443
    818,700 General Maritime               30,587/(S)/
    440,100 Overseas Shipholding
             Group                         26,912/(S)/
    521,142 Ship Finance
             International                 10,709/(S)/
    697,100 Teekay Shipping                32,171/(S)/
                                      -----------
                                          144,822

Total Common Stocks
(Cost $1,825,198)                       2,404,916
                                      -----------

Short-Term Investments (15.5)%
334,733,920 Neuberger Berman
             Securities Lending
             Quality Fund, LLC            334,734/++/
 44,526,968 Neuberger Berman
             Prime Money Fund
             Trust Class                   44,527@
                                      -----------

Total Short-Term Investments
(Cost $379,261)                           379,261#
                                      -----------

Total Investments (113.9)%
(Cost $2,204,459)                       2,784,177##
Liabilities, less cash,
 receivables and other assets
 [(13.9)%]                               (338,865)
                                      -----------

Total Net Assets (100.0)%             $ 2,445,312
                                      -----------

See Notes to Schedule of Investments

Schedule of Investments Real Estate Fund

Top Ten Equity Holdings

    Holding              %

 1  Colonial
    Properties Trust   5.1

 2  Trizec Properties  4.9

 3  Simon Property
    Group              4.5

 4  SL Green Realty    4.0

 5  Reckson
    Associates Realty  3.9

 6  General Growth
    Properties         3.5

 7  Vornado Realty
    Trust              3.5

 8  Apartment
    Investment &
    Management         3.3

 9  ProLogis           3.2

10  Brandywine
    Realty Trust       3.1

Number of Shares                  Market Value/+/
                                  (000's omitted)

Common Stocks (97.2)%

Apartments (14.5)%
38,300 Apartment Investment &
        Management                    $     1,528
27,100 Camden Property Trust                1,417
28,400 Equity Residential                   1,073
15,900 Essex Property Trust                 1,398
58,600 United Dominion Realty
        Trust                               1,388
                                      -----------
                                            6,804

Community Centers (4.5)%
24,900 Developers Diversified
        Realty                              1,195
13,750 Pan Pacific Retail
        Properties                            911
                                      -----------
                                            2,106

Diversified (8.6)%
53,900 Colonial Properties Trust            2,377
18,900 Vornado Realty Trust                 1,626
                                      -----------
                                            4,003

Health Care (2.6)%
22,100 Nationwide Health
        Properties                            517
22,300 Ventas, Inc.                           694
                                      -----------
                                            1,211

Industrial (3.8)%
 5,900 AMB Property                           261
34,700 ProLogis                             1,510/(S)/
                                      -----------
                                            1,771

Lodging (7.9)%
27,600 Hilton Hotels                          639
52,100 Host Marriott                          911
57,300 Strategic Hotel Capital              1,057
43,900 Sunstone Hotel Investors             1,111
                                      -----------
                                            3,718

Manufactured Homes (1.1)%
11,000 Equity Lifestyle Properties            497

Office (35.3)%
 5,900 Alexandria Real Estate
        Equities                              484
19,600 Boston Properties                    1,395
44,900 Brandywine Realty Trust              1,432
28,100 Brascan Corp.                        1,112
32,350 Brookfield Properties                  938/(S)/
25,800 CarrAmerica Realty                     931
43,200 Columbia Equity Trust                  650*

   40,700 Equity Office Properties
           Trust                      $     1,355
   20,500 Mack-Cali Realty                    903
   45,500 Maguire Properties                1,329
   54,700 Reckson Associates
           Realty                           1,813
   28,200 SL Green Realty                   1,865
  102,200 Trizec Properties                 2,288
                                      -----------
                                           16,495

Office--Industrial (3.0)%
   22,400 Digital Realty Trust                426
    6,900 Liberty Property Trust              299
   15,400 PS Business Parks                   701
                                      -----------
                                            1,426

Regional Malls (15.9)%
   23,300 CBL & Associates
           Properties                         988
   36,400 General Growth Properties         1,641
   11,900 Mills Corp.                         697
   16,200 Pennsylvania REIT                   699
   27,400 Simon Property Group              2,084/(S)/
   39,500 Taubman Centers                   1,308
                                      -----------
                                            7,417

Total Common Stocks
(Cost $38,736)                             45,448
                                      -----------

Short-Term Investments (10.7)%
3,382,400 Neuberger Berman
           Securities Lending
           Quality Fund, LLC                3,382/++/
1,611,478 Neuberger Berman
           Prime Money Fund
           Trust Class                      1,612@
                                      -----------

Total Short-Term Investments
(Cost $4,994)                               4,994#
                                      -----------

Total Investments (107.9)%
(Cost $43,730)                             50,442##
Liabilities, less cash,
 receivables and other assets
 [(7.9)%]                                  (3,679)
                                      -----------
Total Net Assets (100.0)%             $    46,763
                                      -----------

See Notes to Schedule of Investments

                                                NEUBERGER BERMAN AUGUST 31, 2005

Schedule of Investments Regency Fund

Top Ten Equity Holdings

    Holding              %

 1  XTO Energy         3.1

 2  Canadian Natural
    Resources          2.5

 3  Arch Coal          2.3

 4  Talisman Energy    2.2

 5  TXU Corp.          2.1

 6  Omnicare, Inc.     2.0

 7  Pulte Homes        2.0

 8  Lennar Corp.       2.0

 9  Centex Corp.       1.9

10  Frontline Ltd.
    ADR                1.9

Number of Shares                  Market Value/+/
                                  (000's omitted)

Common Stocks (92.6)%

Auto Related (5.3)%
 38,500 Advance Auto Parts            $     2,346*
 25,900 Borg-Warner Automotive              1,514
 34,600 Harley-Davidson                     1,705
 35,000 Johnson Controls                    2,099
                                      -----------
                                            7,664

Banking & Financial (6.7)%
 56,350 Astoria Financial                   1,574
 39,800 First Horizon National              1,556/(S)/
215,300 Hudson City Bancorp                 2,691
 46,600 IndyMac Bancorp                     1,856/(S)/
 74,508 North Fork Bancorp                  2,048
                                      -----------
                                            9,725

Building, Construction &
Furnishing (11.7)%
 36,600 Beazer Homes USA                    2,285/(S)/
 40,100 Centex Corp.                        2,717
 41,600 Hovnanian Enterprises               2,502*
 20,400 KB HOME                             1,513
 46,600 Lennar Corp.                        2,894
 33,600 Pulte Homes                         2,896
 65,600 WCI Communities                     1,979*/(S)/
                                      -----------
                                           16,786

Business Services (3.1)%
 68,200 Career Education                    2,674*
 38,600 Manpower, Inc.                      1,739
                                      -----------
                                            4,413

Capital Equipment (1.7)%
 52,000 Joy Global                          2,485

Coal (5.6)%
 78,100 Alpha Natural Resources             2,330*
 50,800 Arch Coal                           3,261
 35,300 Peabody Energy                      2,530
                                      -----------
                                            8,121

Communication Services (1.5)%
 58,200 Scientific-Atlanta                  2,227

Consumer Cyclicals (3.0)%
 13,100 Black & Decker                      1,117
 12,400 Mohawk Industries                   1,059*
 27,700 Whirlpool Corp.                     2,107
                                      -----------
                                            4,283

Consumer Products & Services (1.3)%
 64,900 Spectrum Brands                     1,827*

Electric Utilities (1.5)%
 79,300 DPL Inc.                      $     2,140

Energy (10.8)%
 73,000 Canadian Natural
         Resources                          3,597
 18,200 Sunoco, Inc.                        1,323/(S)/
 64,800 Talisman Energy                     3,173
 31,000 TXU Corp.                           3,008
110,942 XTO Energy                          4,415
                                      -----------
                                           15,516

Financial Services (3.9)%
 28,050 Ambac Financial Group               1,924
 16,800 Bear Stearns                        1,688
 43,200 CIT Group                           1,956
                                      -----------
                                            5,568

Health Care (7.8)%
 31,300 Coventry Health Care                2,504*
 79,900 Health Management
         Associates                         1,943/(S)/
 87,700 NBTY, Inc.                          1,920*
 56,200 Omnicare, Inc.                      2,953
 25,300 WellPoint, Inc.                     1,879*
                                      -----------
                                           11,199

Insurance (4.8)%
 35,300 Arch Capital Group                  1,534*
 39,000 Endurance Specialty
         Holdings                           1,431
 52,400 PMI Group                           2,120
 36,300 Radian Group                        1,858
                                      -----------
                                            6,943

Manufacturing (3.6)%
 50,600 Briggs & Stratton                   1,867/(S)/
 17,400 Ingersoll-Rand                      1,385
 62,500 Masco Corp.                         1,918
                                      -----------
                                            5,170

Metals (1.4)%
 19,100 Phelps Dodge                        2,054

Oil & Gas (3.5)%
 54,200 Denbury Resources                   2,451*
 59,850 Quicksilver Resources               2,598*
                                      -----------
                                            5,049

Pharmaceutical (0.3)%
 11,200 Shire Pharmaceuticals
         Group ADR                            427

Schedule of Investments Regency Fund cont'd

Number of Shares                  Market Value/+/
                                  (000's omitted)

Real Estate (3.0)%
    24,000 Colonial Properties Trust  $     1,058
    45,900 Developers Diversified
            Realty                          2,203
    47,600 Trizec Properties                1,066
                                      -----------
                                            4,327

Retail (3.4)%
    83,500 Dollar Tree Stores               1,901*
    19,000 Reebok International             1,070
    31,500 V.F. Corp.                       1,868
                                      -----------
                                            4,839

Software (1.4)%
    89,700 Check Point Software
            Technologies                    2,024*

Technology (1.6)%
    37,500 Lexmark International
            Group                           2,362*

Transportation (5.7)%
    57,900 Frontline Ltd. ADR               2,707/(S)/
    49,200 General Maritime                 1,838/(S)/
    28,500 Overseas Shipholding
            Group                           1,743
    41,400 Teekay Shipping                  1,911
                                      -----------
                                            8,199

Total Common Stocks
(Cost $118,911)                           133,348
                                      -----------

Short-Term Investments (15.3)%
10,862,900 Neuberger Berman
            Securities Lending
            Quality Fund, LLC              10,863/++/
11,226,361 Neuberger Berman
            Prime Money Fund
            Trust Class                    11,226@
                                      -----------

Total Short-Term Investments
(Cost $22,089)                             22,089#
                                      -----------

Total Investments (107.9)%
(Cost $141,000)                           155,437##
Liabilities, less cash,
 receivables and other assets
 [(7.9)%]                                 (11,348)
                                      -----------

Total Net Assets (100.0)%             $   144,089
                                      -----------

See Notes to Schedule of Investments

                                                NEUBERGER BERMAN AUGUST 31, 2005

Schedule of Investments Socially Responsive Fund

Top Ten Equity Holdings

    Holding              %

 1  Liberty Global     4.5

 2  Altera Corp.       4.3

 3  Texas
    Instruments        4.2

 4  Willis Group
    Holdings           4.1

 5  National
    Instruments        4.0

 6  State Street       3.8

 7  National Grid      3.8

 8  Vodafone Group
    ADR                3.7

 9  Newfield
    Exploration        3.7

10  Novartis AG ADR    3.4

Number of Shares                  Market Value/+/
                                  (000's omitted)

Common Stocks (94.5)%

Automotive (3.0)%
  170,300 Toyota Motor ADR            $    13,961

Banking & Financial (3.8)%
  374,250 State Street                     18,088/(S)/

Business Services (3.3)%
  340,500 Manpower Inc.                    15,343

Consumer Discretionary (4.0)%
  157,000 Borg-Warner Automotive            9,178
  645,210 Discovery Holding                 9,769*
                                      -----------
                                           18,947

Consumer Staples (1.8)%
  191,900 Costco Wholesale                  8,336

Energy (2.0)%
  137,650 BP PLC ADR                        9,413

Financial Services (6.1)%
  332,300 Citigroup Inc.                   14,545
  125,150 Goldman Sachs                    13,914
                                      -----------
                                           28,459

Health Products & Services (5.7)%
  255,400 Quest Diagnostics                12,765
  274,200 UnitedHealth Group               14,121
                                      -----------
                                           26,886

Industrial (3.2)%
  278,700 Danaher Corp.                    14,927/(S)/

Industrial Gases (2.6)%
  255,800 Praxair, Inc.                    12,355

Insurance (4.1)%
  553,850 Willis Group Holdings            19,385

Media (9.4)%
  250,400 Comcast Corp. Class A
           Special                          7,557*
  416,761 Liberty Global                   21,150*
1,880,706 Liberty Media                    15,629*
                                      -----------
                                           44,336

Oil & Gas (5.2)%
  162,169 Cimarex Energy                    6,931*/(S)/
  367,100 Newfield Exploration             17,335*
                                      -----------
                                           24,266

Pharmaceutical (8.4)%
  157,050 Millipore Corp.                  10,043*
  324,950 Novartis AG ADR                  15,841/(S)/
  263,700 Novo Nordisk A/S Class B         13,618*
                                      -----------
                                           39,502

Real Estate (2.8)%
    161,250 AMB Property              $     7,148
    158,200 Equity Residential              5,975
                                      -----------
                                           13,123

Technology (6.7)%
    358,000 Dell Inc.                      12,745*
    661,201 National Instruments           18,771
                                      -----------
                                           31,516

Technology--Semiconductor (8.5)%
    918,100 Altera Corp.                   20,079*
    607,450 Texas Instruments              19,851/(S)/
                                      -----------
                                           39,930

Technology--Semiconductor
Capital Equipment (3.1)%
    854,400 Teradyne, Inc.                 14,354*

Telecommunications (3.7)%
    644,550 Vodafone Group ADR             17,564/(S)/

Transportation (3.3)%
    237,700 Canadian National
             Railway                       15,755

Utilities (3.8)%
  1,793,963 National Grid                  17,025
     17,068 National Grid ADR                 811
                                      -----------
                                           17,836

Total Common Stocks
(Cost $372,970)                           444,282
                                      -----------

Short-Term Investments (10.9)%
 51,269,800 Neuberger Berman
             Securities Lending
             Quality Fund, LLC
             (Cost $51,270)               51,270/++/
                                     -----------

Principal Amount

Repurchase Agreements (5.5)%
$26,079,000 State Street Bank and
             Trust Co., Repurchase
             Agreement, 3.28%,
             due 9/1/05, dated
             8/31/05, Maturity
             Value $26,081,376
             Collateralized by
             $27,340,000 Federal
             Home Loan Bank,
             2.63%, due
             05/15/07 (Collateral
             Value $26,863,546)
             (Cost $26,079)                26,079#
                                      -----------

Schedule of Investments Socially Responsive Fund cont'd

Principal Amount                  Market Value/+/
                                  (000's omitted)

Certificates of Deposit (0.1)%
$100,000   Community Capital
            Bank, 2.25%,
            due 9/30/05               $       100
 100,000   Self Help Credit
            Union, 3.74%,
            due 11/15/05                      100
                                      -----------

Total Certificates of Deposit
(Cost $200)                                   200
                                      -----------

Total Investments (111.0)%
(Cost $450,519)                           521,831##
Liabilities, less cash,
 receivables and other assets
 [(11.0)%]                                (51,677)
                                      -----------

Total Net Assets (100.0)%             $   470,154
                                      -----------

See Notes to Schedule of Investments

                                                NEUBERGER BERMAN AUGUST 31, 2005

Notes to Schedule of Investments

/+/ Investments in equity securities by each Fund are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices, with the exception of securities held by Neuberger Berman International Fund ("International") and Neuberger Berman International Institutional Fund ("International Institutional"), which are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Funds at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Funds value all other securities including securities for which the necessary last sale, asked and/or bid prices are not readily available, by a method the Board of Trustees of Neuberger Berman Equity Funds (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Funds' foreign equity securities in the wake of significant movement in certain market indices. When changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities using an analysis based on multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Funds could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At August 31, 2005, selected Fund information on a U.S. Federal income tax basis was as follows:

                                                      Gross         Gross           Net
(000's omitted)                                  Unrealized    Unrealized    Unrealized
Neuberger Berman                         Cost  Appreciation  Depreciation  Appreciation
Century Fund                      $     9,979  $      1,427     $     156   $     1,271
Fasciano Fund                         511,098       128,904         8,157       120,747
Focus Fund                            908,167       549,595           566       549,029
Genesis Fund                        7,300,982     4,000,692        61,423     3,939,269
Guardian Fund                       1,342,276       444,998            --       444,998
International Fund                    648,449       117,095         9,522       107,573
International Institutional Fund       37,250         3,368           451         2,917
Manhattan Fund                        309,588       110,344         1,969       108,375

See Notes to Financial Statements

Notes to Schedule of Investments cont'd

                                                      Gross         Gross           Net
(000's omitted)                                  Unrealized    Unrealized    Unrealized
Neuberger Berman                         Cost  Appreciation  Depreciation  Appreciation
Millennium Fund                   $    45,527   $   10,700      $      86    $   10,614
Partners Fund                       2,205,492      591,469         12,784       578,685
Real Estate Fund                       43,801        6,667             26         6,641
Regency Fund                          141,309       16,033          1,905        14,128
Socially Responsive Fund              450,998       71,740            907        70,833

*       Non-income producing security.
** Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A, and are deemed liquid. At August 31, 2005, these securities amounted to $699,000 or 0.1% of net assets for International.
/(S)/ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).
^       Affiliated issuer (see Notes A & F of Notes to Financial Statements).
@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.
/++/ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).
Z Security fair valued by Management as of August 31, 2005 by a method approved by the Board. These securities amounted to $2,840,000 or 0.4% of net assets and $81,000 or 0.2% of net assets for International and International Institutional, respectively.

See Notes to Financial Statements

                   This page has been left blank intentionally

Statements of Assets and Liabilities


Neuberger Berman Equity Funds                                                                       Century   Fasciano
(000's omitted except per share amounts)                                                               Fund       Fund
Assets
    Investments in securities, at market value*/+/ (Notes A & F)--see Schedule of Investments:
    Unaffiliated issuers                                                                          $  11,250  $ 500,139
    Affiliated issuers                                                                                   --    131,706
----------------------------------------------------------------------------------------------------------------------
                                                                                                     11,250    631,845
    Cash                                                                                                 --        265
    Dividends and interest receivable                                                                     9        395
    Receivable for securities sold                                                                      135        341
    Receivable for Fund shares sold                                                                      --        905
    Receivable from administrator-net (Note B)                                                           --         --
    Prepaid expenses and other assets                                                                    --         20
----------------------------------------------------------------------------------------------------------------------
Total Assets                                                                                         11,394    633,771
----------------------------------------------------------------------------------------------------------------------
Liabilities
    Due to custodian                                                                                      1         --
    Payable for collateral on securities loaned (Note A)                                                 --     74,655
    Payable for securities purchased                                                                    112      4,319
    Payable for Fund shares redeemed                                                                      7      2,865
    Payable to investment manager-net (Notes A & B)                                                       5        390
    Payable to administrator-net (Note B)                                                                 4         77
    Accrued expenses and other payables                                                                  50        197
----------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                                                       179     82,503
----------------------------------------------------------------------------------------------------------------------
Net Assets at value                                                                               $  11,215  $ 551,268
----------------------------------------------------------------------------------------------------------------------
Net Assets consist of:
    Paid-in capital                                                                               $  45,029  $ 416,259
    Undistributed net investment income (loss)                                                           10         --
    Accumulated net realized gains (losses) on investments                                          (35,417)    14,262
    Net unrealized appreciation (depreciation) in value of investments                                1,593    120,747
----------------------------------------------------------------------------------------------------------------------
Net Assets at value                                                                               $  11,215  $ 551,268
----------------------------------------------------------------------------------------------------------------------
Net Assets
    Investor Class                                                                                $  11,215  $ 520,605
    Trust Class                                                                                          --         --
    Advisor Class                                                                                        --     30,663
    Institutional Class                                                                                  --         --
Shares Outstanding ($.001 par value; unlimited shares authorized)
    Investor Class                                                                                    1,804     11,878
    Trust Class                                                                                          --         --
    Advisor Class                                                                                        --      2,636
    Institutional Class                                                                                  --         --
Net Asset Value, offering and redemption price per share
    Investor Class                                                                                $    6.22  $   43.83
    Trust Class                                                                                          --         --
    Advisor Class                                                                                        --      11.63
    Institutional Class                                                                                  --         --
/+/Securities on loan, at market value:
    Unaffiliated issuers                                                                          $      --  $  73,816
    Affiliated issuers                                                                                   --         --
----------------------------------------------------------------------------------------------------------------------
Total securities on loan, at market value                                                         $      --  $  73,816
----------------------------------------------------------------------------------------------------------------------
*Cost of investments:
    Unaffiliated issuers                                                                          $   9,657  $ 379,392
    Affiliated issuers                                                                                   --    131,706
----------------------------------------------------------------------------------------------------------------------
Total cost of investments                                                                         $   9,657  $ 511,098
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

                                                NEUBERGER BERMAN AUGUST 31, 2005

      Focus       Genesis     Guardian    International        International    Manhattan     Millennium
       Fund          Fund         Fund             Fund   Institutional Fund         Fund           Fund

$ 1,117,668  $  5,036,680  $ 1,526,384        $ 656,710             $ 40,167   $  347,238     $   48,546
    339,528     6,203,571      260,890           99,312                   --       70,725          7,595
--------------------------------------------------------------------------------------------------------
  1,457,196    11,240,251    1,787,274          756,022               40,167      417,963         56,141
         --         1,764           --               --                    1           --             --
      1,448         5,588          664              729                   34          196              6
     11,242         3,887       22,763              613                   28        5,012          1,643
         99        15,168          408            5,009                2,381           41              1
         --            --           --               --                   73           --             --
         12           258          108               11                   --            9              2
--------------------------------------------------------------------------------------------------------
  1,469,997    11,266,916    1,811,217          762,384               42,684      423,221         57,793
--------------------------------------------------------------------------------------------------------

         --            --           --               --                   --        1,188             --
     56,846       603,744      211,781           58,126                   --       69,116          7,423
         --         8,616        1,336           14,590                  394        1,442          1,449
      1,820        24,086          841              262                   --          103             23
        601         5,823          655              456                   26          161             35
        368         3,036          385               60                   --           77             24
        317           503          400              205                   49          183             84
--------------------------------------------------------------------------------------------------------
     59,952       645,808      215,398           73,699                  469       72,270          9,038
--------------------------------------------------------------------------------------------------------
$ 1,410,045  $ 10,621,108  $ 1,595,819        $ 688,685             $ 42,215   $  350,951     $   48,755
--------------------------------------------------------------------------------------------------------

$   825,480  $  6,479,110  $ 1,228,708        $ 554,102             $ 38,982   $  616,462     $  156,867
      8,088            --        6,538            2,962                  (14)          --             --
     23,694       202,639      (84,164)          23,918                  323     (374,246)      (118,827)
    552,783     3,939,359      444,737          107,703                2,924      108,735         10,715
--------------------------------------------------------------------------------------------------------
$ 1,410,045  $ 10,621,108  $ 1,595,819        $ 688,685             $ 42,215   $  350,951     $   48,755
--------------------------------------------------------------------------------------------------------

$ 1,185,403  $  1,823,232  $ 1,415,235        $ 455,454             $     --   $  342,213     $   45,024
    189,365     6,348,166      180,012          233,231                   --        7,593          2,733
     35,277       660,974          572               --                   --        1,145            998
         --     1,788,736           --               --               42,215           --             --

     31,857        53,571       80,778           21,680                   --       45,916          3,173
      6,920       130,473       13,051           10,170                   --          663            175
      1,857        23,228           37               --                   --           96             95
         --        38,336           --               --                3,854           --             --

$     37.21  $      34.03  $     17.52        $   21.01             $     --   $     7.45     $    14.19
      27.36         48.66        13.79            22.93                   --        11.46          15.62
      19.00         28.46        15.49               --                   --        11.88          10.49
         --         46.66           --               --                10.95           --             --

$    50,382  $    322,139  $   209,433        $  55,924             $     --   $   67,873     $    7,327
      5,613       276,236           --               --                   --           --             --
--------------------------------------------------------------------------------------------------------
$    55,995  $    598,375  $   209,433        $  55,924             $     --   $   67,873     $    7,327
--------------------------------------------------------------------------------------------------------

$   638,144  $  2,905,647  $ 1,081,647        $ 548,928             $ 37,242   $  238,503     $   37,831
    266,269     4,395,245      260,890           99,312                   --       70,725          7,595
--------------------------------------------------------------------------------------------------------
$   904,413  $  7,300,892  $ 1,342,537        $ 648,240             $ 37,242   $  309,228     $   45,426
--------------------------------------------------------------------------------------------------------

                                                NEUBERGER BERMAN AUGUST 31, 2005

Statements of Assets and Liabilities cont'd


Neuberger Berman Equity Funds                                              Partners   Real Estate    Regency   Socially Responsive
(000's omitted except per share amounts)                                       Fund          Fund       Fund                  Fund
Assets
   Investments in securities, at market value*/+/ (Notes A & F)--see
   Schedule of Investments:
    Unaffiliated issuers                                                $ 2,404,916      $ 45,448  $ 133,348             $ 470,561
    Affiliated issuers                                                      379,261         4,994     22,089                51,270
----------------------------------------------------------------------------------------------------------------------------------
                                                                          2,784,177        50,442    155,437               521,831
    Cash                                                                         --             4         --                    --
    Dividends and interest receivable                                         3,390            34        210                    86
    Receivable for securities sold                                            3,524            --        561                 6,216
    Receivable for Fund shares sold                                           5,216            21        192                 1,074
    Receivable from administrator-net (Note B)                                   --            --         --                    --
    Prepaid expenses and other assets                                            96             1          2                    12
----------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                              2,796,403        50,502    156,402               529,219
----------------------------------------------------------------------------------------------------------------------------------
Liabilities
    Due to custodian                                                             --            --         --                    --
    Payable for collateral on securities loaned (Note A)                    334,734         3,382     10,863                51,270
    Payable for securities purchased                                         13,042           225      1,257                 7,050
    Payable for Fund shares redeemed                                          1,341            12         37                   341
    Payable to investment manager-net (Notes A & B)                             939            34         64                   198
    Payable to administrator-net (Note B)                                       657             7         32                   117
    Accrued expenses and other payables                                         378            79         60                    89
----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                           351,091         3,739     12,313                59,065
----------------------------------------------------------------------------------------------------------------------------------
Net Assets at value                                                     $ 2,445,312      $ 46,763  $ 144,089             $ 470,154
----------------------------------------------------------------------------------------------------------------------------------
Net Assets consist of:
    Paid-in capital                                                     $ 1,795,159      $ 33,487  $ 119,892             $ 388,449
    Undistributed net investment income (loss)                               15,138            --         30                 2,110
    Accumulated net realized gains (losses) on investments                   55,297         6,564      9,730                 8,281
    Net unrealized appreciation (depreciation) in value of investments      579,718         6,712     14,437                71,314
----------------------------------------------------------------------------------------------------------------------------------
Net Assets at value                                                     $ 2,445,312      $ 46,763  $ 144,089             $ 470,154
----------------------------------------------------------------------------------------------------------------------------------
Net Assets
    Investor Class                                                      $ 1,826,890      $     --  $ 107,940             $ 330,033
    Trust Class                                                             532,781        46,763     36,149               140,121
    Advisor Class                                                            85,641            --         --                    --
    Institutional Class                                                          --            --         --                    --
Shares Outstanding ($.001 par value; unlimited shares authorized)
    Investor Class                                                           63,829            --      6,213                14,407
    Trust Class                                                              24,195         3,175      2,390                 8,844
    Advisor Class                                                             4,506            --         --                    --
    Institutional Class                                                          --            --         --                    --
Net Asset Value, offering and redemption price per share
    Investor Class                                                      $     28.62      $     --  $   17.37             $   22.91
    Trust Class                                                               22.02         14.73      15.13                 15.84
    Advisor Class                                                             19.01            --         --                    --
    Institutional Class                                                          --            --         --                    --
/+/Securities on loan, at market value:
    Unaffiliated issuers                                                $   335,210      $  3,352  $  10,851             $  50,717
    Affiliated issuers                                                           --            --         --                    --
----------------------------------------------------------------------------------------------------------------------------------
Total securities on loan, at market value                               $   335,210      $  3,352  $  10,851             $  50,717
----------------------------------------------------------------------------------------------------------------------------------
*Cost of investments:
    Unaffiliated issuers                                                $ 1,825,198      $ 38,736  $ 118,911             $ 399,249
    Affiliated issuers                                                      379,261         4,994     22,089                51,270
----------------------------------------------------------------------------------------------------------------------------------
Total cost of investments                                               $ 2,204,459      $ 43,730  $ 141,000             $ 450,519
----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

                   This page has been left blank intentionally

Statements of Operations


Neuberger Berman Equity Funds                                                Century    Fasciano       Focus       Genesis
                                                                                Fund        Fund        Fund          Fund
(000's omitted)
Investment Income
Income (Note A):
Dividend income--unaffiliated issuers                                        $   189    $  3,706   $  21,779   $    31,653
Dividend income--affiliated issuers (Note F)                                      --          --          --        24,016
Interest income--unaffiliated issuers                                             --         247           3           124
Income from securities loaned-affiliated issuers (Note F)                          2          75         199           935
Income from investments in affiliated issuers (Note F)                             2       1,128         316        10,535
Foreign taxes withheld                                                            (1)        (14)       (367)         (185)
--------------------------------------------------------------------------------------------------------------------------
Total income                                                                     192       5,142      21,930        67,078
--------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment management fee (Notes A & B)                                           68       4,084       7,489        56,584
Administration fee (Note B):
    Investor Class                                                                32         684       3,241         4,057
    Trust Class                                                                   --          --         956        20,420
    Advisor Class                                                                 --          97         165         2,163
    Institutional Class                                                           --          --          --         1,960
Distribution fees (Note B):
    Trust Class                                                                   --          --         239            --
    Advisor Class                                                                 --          60         103         1,352
Shareholder servicing agent fees:
    Investor Class                                                                61         543         862         1,195
    Trust Class                                                                   --          --          23            37
    Advisor Class                                                                 --          20          21            24
    Institutional Class                                                           --          --          --            20
Organization expense (Note A)                                                     --          --          --            --
Audit fees                                                                        18          61          63            69
Custodian fees (Note B)                                                           28         146         289         1,295
Insurance expense                                                                  1          18          71           306
Legal fees                                                                        26          29          27            38
Registration and filing fees                                                      26          58         127           493
Reimbursement of expenses previously assumed by administrator (Note B)            --          --          --            --
Shareholder reports                                                                9          67         112           794
Trustees' fees and expenses                                                       23          24          27            40
Miscellaneous                                                                      2          41         117           270
--------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                   294       5,932      13,932        91,117

Expenses reimbursed by administrator (Note B)                                   (108)        (39)        --            --
Investment management fee waived (Note A)                                         --         (41)       (15)         (400)
Expenses reduced by custodian fee expense offset and commission recapture
 arrangements (Note B)                                                            (4)        (26)      (129)         (328)
--------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                               182       5,826      13,788        90,389
--------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                      10        (684)      8,142       (23,311)
--------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
    Sales of investment securities of unaffiliated issuers                       725      14,948     142,174       204,042
    Sales of investment securities of affiliated issuers                          --          --         666        (1,296)
    Foreign currency                                                              --          --          --            --
    Net increase from payments by affiliates (Note B)                             --          --          --            --
Change in net unrealized appreciation (depreciation) in value of:
    Unaffiliated investment securities                                           770      44,990       2,272       936,249
    Affiliated investment securities                                              --          --      87,006     1,086,743
    Foreign currency                                                              --          --          --            --
    ----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                 1,495      59,938     232,118     2,225,738
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              $ 1,505    $ 59,254   $ 240,260   $ 2,202,427
--------------------------------------------------------------------------------------------------------------------------

*  Period from June 17, 2005 (Commencement of Operations) to August 31, 2005.

See Notes to Financial Statements

                             NEUBERGER BERMAN FOR THE YEAR ENDED AUGUST 31, 2005


Guardian   International   International   Manhattan   Millennium    Partners  Real Estate    Regency    Socially
    Fund            Fund   Institutional        Fund         Fund        Fund         Fund       Fund  Responsive
                                   Fund*                                                                     Fund

$  26,854      $   9,034         $    58    $  1,225     $     99   $  31,117     $  1,210   $  1,026    $  6,234
       --             --              --          --           --          --           --         --          --
        5              2              16          --           --           2           --         --         332
      456             35              --         150           10         498            2          5          40
      725            415              --          35            6         844           28        113          --
     (793)          (766)             (6)         (4)          --        (297)          (5)        (1)       (187)
-----------------------------------------------------------------------------------------------------------------
   27,247          8,720              68       1,406          115      32,164        1,235      1,143       6,419
-----------------------------------------------------------------------------------------------------------------

    7,720          3,337              59       1,849          418       9,142          365        492       1,868

    3,588            778              --         858          119       3,913           --        166         706
      790            390              --          36           11       1,526          172        102         289
       15             --              --           5            3         116           --         --          --
       --             --              10          --           --          --           --         --          --

      197             --              --          --            3         382           43         25          72
       10             --              --           3            2          73           --         --          --

    1,327            278              --         546          143       1,098           --         72         303
       21             32              --          20           19          21           31         21          23
       19             --              --          20           19          20           --         --          --
       --             --              --          --           --          --           --         --          --
       --             --              12          --           --          --           --         --          --
       63             61              20           9           19          63           58         17          16
      348            644              42         160           73         443           41         88         140
       68              9              --          15            2          73            2          3          12
       31             55               8          26           26          26           25         26          27
      124             68              38          62           92         135           29         60          55
       --             --              --          --           --          --           --          6          --
      143             70               8          32           12         126           13         20          47
       27             24               4          24           23          27           23         23          24
      121             23               1          30            6         124            5          6          25
-----------------------------------------------------------------------------------------------------------------
   14,612          5,769             202       3,695          990      17,308          807      1,127       3,607

       (7)           (94)           (143)        (17)        (128)         --         (161)        --          --
      (27)           (14)             --          (1)          --         (30)          (1)        (4)         --

      (73)           (66)             (0)        (46)         (21)       (285)         (10)       (10)        (20)
-----------------------------------------------------------------------------------------------------------------
   14,505          5,595              59       3,631          841      16,993          635      1,113       3,587
-----------------------------------------------------------------------------------------------------------------
   12,742          3,125               9      (2,225)        (726)     15,171          600         30       2,832
-----------------------------------------------------------------------------------------------------------------

  167,376         30,995             404      28,904       11,344     193,703        8,314     10,971      10,060
       --             --              --          --           --          --           --         --          --
      (53)           (81)           (104)         --           --         (30)          --         --         (27)
       --             --              --          --           --           3           --          5          --
  127,802         85,305           2,925      54,412        3,268     346,493        1,094      9,908      47,931
       --             --              --          --           --          --           --         --          --
        9           (105)             (1)         --           --          (1)          --         --           3
-----------------------------------------------------------------------------------------------------------------
  295,134        116,114           3,224      83,316       14,612     540,168        9,408     20,884      57,967
-----------------------------------------------------------------------------------------------------------------
$ 307,876      $ 119,239         $ 3,233    $ 81,091     $ 13,886   $ 555,339     $ 10,008   $ 20,914    $ 60,799
-----------------------------------------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                           CENTURY FUND
                                                                     ----------------------
Neuberger Berman Equity Funds                                              Year        Year
                                                                          Ended       Ended
                                                                     August 31,  August 31,
                                                                           2005        2004
(000's omitted)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                           $     10    $    (91)
Net realized gain (loss) on investments                                     725       1,289
Net increase from payments by affiliates (Note B)                            --          --
Change in net unrealized appreciation (depreciation) of investments         770        (690)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           1,505         508
-------------------------------------------------------------------------------------------
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class                                                               --          --
Trust Class                                                                  --          --
Advisor Class                                                                --          --
Net realized gain on investments:
Investor Class                                                               --          --
Trust Class                                                                  --          --
Advisor Class                                                                --          --
Institutional Class                                                          --          --
-------------------------------------------------------------------------------------------
Total distributions to shareholders                                          --          --
-------------------------------------------------------------------------------------------
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class                                                            1,176       2,211
Trust Class                                                                  --          --
Advisor Class                                                                --          --
Institutional Class                                                          --          --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                               --          --
Trust Class                                                                  --          --
Advisor Class                                                                --          --
Institutional Class                                                          --          --
Payments for shares redeemed:
Investor Class                                                           (5,790)     (5,392)
Trust Class                                                                  --          --
Advisor Class                                                                --          --
Institutional Class                                                          --          --
Redemption fees retained (Note A):
Investor Class                                                               --          --
Trust Class                                                                  --          --
-------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                     (4,614)     (3,181)
-------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                    (3,109)     (2,673)
Net Assets:
Beginning of year                                                        14,324      16,997
-------------------------------------------------------------------------------------------
End of year                                                            $ 11,215    $ 14,324
-------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year              $     10    $     --
-------------------------------------------------------------------------------------------

See Notes to Financial Statements

                                                NEUBERGER BERMAN AUGUST 31, 2005

        FASCIANO FUND                FOCUS FUND                GENESIS FUND
---------------------------------------------------------------------------------
      Year          Year          Year          Year           Year          Year
     Ended         Ended         Ended         Ended          Ended         Ended
August 31,    August 31,    August 31,    August 31,     August 31,    August 31,
      2005          2004          2005          2004           2005          2004

$     (684)    $  (1,837)  $     8,142   $     3,102   $    (23,311)  $   (24,415)
    14,948        16,162       142,840       (11,372)       202,746       334,347
        --            --            --            --             --            --
---------------------------------------------------------------------------------
    44,990        23,393        89,278        (7,184)     2,022,992       506,679
---------------------------------------------------------------------------------
    59,254        37,718       240,260       (15,454)     2,202,427       816,611
---------------------------------------------------------------------------------

        --            --        (3,014)       (2,050)            --            --
        --            --          (142)         (102)            --            --
        --            --            --            --             --            --
   (13,637)       (1,543)           --            --        (44,416)         (592)
        --            --            --            --       (141,102)       (1,579)
      (688)          (76)           --            --        (14,730)         (163)
        --            --            --            --        (33,162)         (378)
---------------------------------------------------------------------------------
   (14,325)       (1,619)       (3,156)       (2,152)      (233,410)       (2,712)
---------------------------------------------------------------------------------

   196,782       130,090        26,413       206,620        313,218       228,770
        --            --        30,423       255,063      1,881,182     1,513,476
    18,052         9,096        12,205        40,939        211,545       184,669
        --            --            --            --        694,986       298,655

    13,182         1,498         2,659         1,822         41,444           553
        --            --           141           102        138,315         1,560
       531            63            --            --         14,373           160
        --            --            --            --         32,018           363

   (96,898)      (78,679)     (232,753)     (299,988)      (216,818)     (362,473)
        --            --      (149,081)     (315,797)      (938,596)     (828,412)
    (8,725)       (6,252)      (24,942)      (23,226)      (126,687)     (115,946)
        --            --            --            --       (154,117)     (137,292)

        --            --            --            --             --            --
        --            --            --            --             --            --
---------------------------------------------------------------------------------
   122,924        55,816      (334,935)     (134,465)     1,890,863       784,083
---------------------------------------------------------------------------------
   167,853        91,915       (97,831)     (152,071)     3,859,880     1,597,982

   383,415       291,500     1,507,876     1,659,947      6,761,228     5,163,246
---------------------------------------------------------------------------------
$  551,268     $ 383,415   $ 1,410,045   $ 1,507,876   $ 10,621,108   $ 6,761,228
---------------------------------------------------------------------------------
$       --     $      --   $     8,088   $     3,102   $         --   $        --
---------------------------------------------------------------------------------

Statements of Changes in Net Assets cont'd


                                                                          GUARDIAN FUND
                                                                     -------------------------
Neuberger Berman Equity Funds                                               Year          Year
                                                                           Ended         Ended
                                                                      August 31,    August 31,
                                                                            2005          2004
(000's omitted)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                         $    12,742   $     5,260
Net realized gain (loss) on investments                                  167,323       109,884
Net increase from payments by affiliates (Note B)                             --            --
Change in net unrealized appreciation (depreciation) of investments      127,811        76,789
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          307,876       191,933
----------------------------------------------------------------------------------------------
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class                                                            (4,178)       (3,897)
Trust Class                                                                 (426)         (535)
Advisor Class                                                                 --            --
Net realized gain on investments:
Investor Class                                                                --            --
Trust Class                                                                   --            --
Advisor Class                                                                 --            --
Institutional Class                                                           --            --
----------------------------------------------------------------------------------------------
Total distributions to shareholders                                       (4,604)       (4,432)
----------------------------------------------------------------------------------------------
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class                                                            45,553        52,959
Trust Class                                                               33,065        59,204
Advisor Class                                                                602         1,692
Institutional Class                                                           --            --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                             3,863         3,595
Trust Class                                                                  421           531
Advisor Class                                                                 --            --
Institutional Class                                                           --            --
Payments for shares redeemed:
Investor Class                                                          (197,631)     (205,588)
Trust Class                                                             (175,561)      (99,128)
Advisor Class                                                             (7,754)      (13,483)
Institutional Class                                                           --            --
Redemption fees retained (Note A):
Investor Class                                                                --            --
Trust Class                                                                   --            --
----------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                    (297,442)     (200,218)
----------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                      5,830       (12,717)
Net Assets:
Beginning of year                                                      1,589,989     1,602,706
----------------------------------------------------------------------------------------------
End of year                                                          $ 1,595,819   $ 1,589,989
----------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year            $     6,538   $        --
----------------------------------------------------------------------------------------------

See Notes to Financial Statements

                                                NEUBERGER BERMAN AUGUST 31, 2005

                            INTERNATIONAL
  INTERNATIONAL FUND      INSTITUTIONAL FUND         MANHATTAN FUND
------------------------------------------------------------------------

                                 Period from
                               June 17, 2005
      Year         Year         (Commencement          Year         Year
     Ended        Ended     of Operations) to         Ended        Ended
August 31,   August 31,            August 31,    August 31,   August 31,
      2005         2004                  2005          2005         2004

$   3,125     $     807              $      9    $   (2,225)   $  (2,201)
   30,914        18,120                   300        28,904       31,371
       --            --                    --            --           --
   85,200        11,599                 2,924        54,412      (11,289)
------------------------------------------------------------------------
  119,239        30,526                 3,233        81,091       17,881
------------------------------------------------------------------------

   (1,423)       (1,122)                   --            --           --
     (110)          (25)                   --            --           --
       --            --                    --            --           --

       --            --                    --            --           --
       --            --                    --            --           --
       --            --                    --            --           --
       --            --                    --            --           --
------------------------------------------------------------------------
   (1,533)       (1,147)                   --            --           --
------------------------------------------------------------------------

  264,123        71,106                    --         4,069       11,100
  208,499        15,828                    --         6,965       13,842
       --            --                    --            82          464
       --            --                40,986            --           --

    1,287           993                    --            --           --
       95            19                    --            --           --
       --            --                    --            --           --
       --            --                    --            --           --

  (60,424)      (20,396)                   --       (46,683)     (46,385)
  (21,646)       (2,343)                   --       (11,060)     (21,898)
       --            --                    --        (1,340)        (657)
       --            --                (2,004)           --           --

      137           100                    --            --           --
       41             5                    --            --           --
------------------------------------------------------------------------
  392,112        65,312                38,982       (47,967)     (43,534)
------------------------------------------------------------------------
  509,818        94,691                42,215        33,124      (25,653)

  178,867        84,176                    --       317,827      343,480
------------------------------------------------------------------------
$ 688,685     $ 178,867              $ 42,215    $ 3 50,951   $ 31 7,827
------------------------------------------------------------------------
$   2,962     $   1,451              $    (14)   $      --    $       --
------------------------------------------------------------------------

Statements of Changes in Net Assets cont'd

                                                                         MILLENNIUM FUND
                                                                     -----------------------

Neuberger Berman Equity Funds                                              Year         Year
                                                                          Ended        Ended
                                                                     August 31,   August 31,
                                                                           2005         2004
(000's omitted)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                          $    (726)   $    (708)
Net realized gain (loss) on investments                                  11,344        7,974
Net increase from payments by affiliates (Note B)                            --           --
Change in net unrealized appreciation (depreciation) of investments       3,268       (7,814)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          13,886         (548)
--------------------------------------------------------------------------------------------
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class                                                               --           --
Trust Class                                                                  --           --
Advisor Class                                                                --           --
Net realized gain on investments:
Investor Class                                                               --           --
Trust Class                                                                  --           --
Advisor Class                                                                --           --
Institutional Class                                                          --           --
--------------------------------------------------------------------------------------------
Total distributions to shareholders                                          --           --
--------------------------------------------------------------------------------------------
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class                                                            4,835       17,315
Trust Class                                                                 489        8,246
Advisor Class                                                               488        3,795
Institutional Class                                                          --           --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                               --           --
Trust Class                                                                  --           --
Advisor Class                                                                --           --
Institutional Class                                                          --           --
Payments for shares redeemed:
Investor Class                                                          (16,030)     (32,871)
Trust Class                                                              (1,218)      (9,927)
Advisor Class                                                              (170)      (4,112)
Institutional Class                                                          --           --
Redemption fees retained (Note A):
Investor Class                                                               --           --
Trust Class                                                                  --           --
--------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                    (11,606)     (17,554)
--------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                     2,280      (18,102)
Net Assets:
Beginning of year                                                        46,475       64,577
--------------------------------------------------------------------------------------------
End of year                                                           $  48,755    $  46,475
--------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year             $      --    $      --
--------------------------------------------------------------------------------------------

See Notes to Financial Statements

                                                NEUBERGER BERMAN AUGUST 31, 2005

      PARTNERS FUND            REAL ESTATE FUND          REGENCY FUND       SOCIALLY RESPONSIVE FUND
-------------------------------------------------------------------------------------------------------
       Year         Year         Year         Year         Year         Year         Year          Year
      Ended        Ended        Ended        Ended        Ended        Ended        Ended         Ended
 August 31,   August 31,   August 31,   August 31,   August 31,   August 31,   August 31,    August 31,
       2005         2004         2005         2004         2005         2004         2005          2004

$    15,171  $    11,881    $     600    $     778    $      30     $    (84)   $   2,832     $     336
    193,673      190,961        8,314        6,725       10,971        5,520       10,033        10,689
          3           23           --           --            5           --           --            --
    346,492      (27,474)       1,094        1,956        9,908          705       47,934         1,461
-------------------------------------------------------------------------------------------------------
    555,339      175,391       10,008        9,459       20,914        6,141       60,799        12,486
-------------------------------------------------------------------------------------------------------

     (9,950)        (389)          --           --           --           --         (374)         (326)
     (1,825)          --         (644)        (819)          --           --           (6)          (19)
        (59)          --           --           --           --           --           --            --

         --           --           --           --       (3,082)          --       (6,011)       (5,735)
         --           --       (7,494)      (1,551)      (1,578)          --       (1,502)       (1,402)
         --           --           --           --           --           --           --            --
         --           --           --           --           --           --           --            --
-------------------------------------------------------------------------------------------------------
    (11,834)        (389)      (8,138)      (2,370)      (4,660)          --       (7,893)       (7,482)
-------------------------------------------------------------------------------------------------------

    282,513       54,446           --           --       79,913       15,837      105,561       136,208
    237,707       74,650       16,556       15,584       27,201        7,674      107,808        35,801
     84,149        5,219           --           --           --           --           --            --
         --           --           --           --           --           --           --            --

      9,505          375           --           --        2,951           --        6,175         5,703
      1,800           --        6,905        2,040        1,563           --        1,447         1,353
         56           --           --           --           --           --           --            --
         --           --           --           --           --           --           --            --

   (174,905)    (160,773)          --           --      (20,261)      (6,283)     (39,363)      (62,783)
    (96,506)    (124,689)     (18,627)     (15,832)     (16,870)      (1,358)     (22,288)      (24,849)
    (20,835)     (24,103)          --           --           --           --           --            --
         --           --           --           --           --           --           --            --

         --           --           --           --           --           --           --            --
         --           --            5           21           --           --           --            --
-------------------------------------------------------------------------------------------------------
    323,484     (174,875)       4,839        1,813       74,497       15,870      159,340        91,433
-------------------------------------------------------------------------------------------------------
    866,989          127        6,709        8,902       90,751       22,011      212,246        96,437

  1,578,323    1,578,196       40,054       31,152       53,338       31,327      257,908       161,471
-------------------------------------------------------------------------------------------------------
$ 2,445,312  $ 1,578,323    $  46,763    $  40,054    $ 144,089     $ 53,338    $ 470,154     $ 257,908
-------------------------------------------------------------------------------------------------------
$    15,138  $    11,828    $      --    $      --    $      30     $     --    $   2,110     $      --
-------------------------------------------------------------------------------------------------------

Notes to Financial Statements Equity Funds

     Note A--Summary of Significant Accounting Policies:

1 General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Trust is comprised of the following thirteen separate operating series: Neuberger Berman Century Fund ("Century"), Neuberger Berman Fasciano Fund ("Fasciano"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Fund ("International"), Neuberger Berman International Institutional Fund ("International Institutional"), Neuberger Berman Manhattan Fund ("Manhattan"), Neuberger Berman Millennium Fund ("Millennium"), Neuberger Berman Partners Fund ("Partners"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Regency Fund ("Regency"), and Neuberger Berman Socially Responsive Fund ("Socially Responsive") (individually a "Fund," collectively, the "Funds"), each of which (except Focus and Real Estate) is diversified. Eleven Funds offer Investor Class shares, ten offer Trust Class shares, seven offer Advisor Class shares, and two offer Institutional Class shares. International Institutional had no operations until June 17, 2005 other than matters relating to its organization and registration of its shares under the 1933 Act. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     Due to the treatment of redemption fees, certain items in the Financial Highlights for International and Real Estate for the periods ended August 31, 2003 and prior have been reclassified to conform to the current year presentation.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are

                                                NEUBERGER BERMAN AUGUST 31, 2005

     recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investment securities sold are proceeds from the settlements of class action litigation in which the Funds participated as plaintiffs. The amounts of such proceeds for the year ended August 31, 2005 were $1,940, $62,444, $42,620 and $378 for
     Guardian, Manhattan, Millennium, and Partners, respectively.

5 Income tax information: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of each Fund, except International Institutional, to continue to and the intention of International Institutional to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on August 31, 2005, permanent differences resulting primarily from different book and tax accounting for net operating losses, foreign currency gains and losses, and characterization of distributions from real estate investment trusts were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of each Fund.

Notes to Financial Statements Equity Funds cont'd

The tax character of distributions paid during the years ended August 31, 2005 and August 31, 2004 were as follows:

Distributions Paid From:

                                                                  Long-Term
                                      Ordinary Income            Capital Gain                       Total
                                        2005         2004           2005         2004           2005         2004
Century                          $        --   $       --   $         --   $       --   $         --   $       --
Fasciano                           4,337,557           --      9,986,944    1,618,575     14,324,501    1,618,575
Focus                              3,156,434    2,153,172             --           --      3,156,434    2,153,172
Genesis                           15,290,311           --    218,119,739    2,712,188    233,410,050    2,712,188
Guardian                           4,604,495    4,432,224             --           --      4,604,495    4,432,224
International                      1,532,587    1,147,440             --           --      1,532,587    1,147,440
International Institutional/(1)/          --           --             --           --             --           --
Manhattan                                 --           --             --           --             --           --
Millennium                                --           --             --           --             --           --
Partners                          11,833,925      388,644             --           --     11,833,925      388,644
Real Estate                        3,487,285    1,957,685      4,650,756      412,803      8,138,041    2,370,488
Regency                              320,169           --      4,339,969           --      4,660,138           --
Socially Responsive                  380,119    2,380,449      7,512,907    5,101,877      7,893,026    7,482,326

(1)Period from June 17, 2005 (Commencement of Operations) to August 31, 2005.

As of August 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                            Undistributed   Undistributed      Unrealized             Loss
                                 Ordinary       Long-Term    Appreciation    Carryforwards
                                   Income            Gain   (Depreciation)   and Deferrals             Total
Century                       $    10,550    $         --   $    1,270,750   $ (35,095,380)   $  (33,814,080)
Fasciano                        2,528,190      11,734,440      120,746,925              --       135,009,555
Focus                           8,088,346      27,476,304      549,028,195         (28,472)      584,564,373
Genesis                                --     202,728,809    3,939,269,119              --     4,141,997,928
Guardian                        6,537,360              --      444,997,328     (84,423,546)      367,111,142
International                   6,587,662      20,500,473      107,493,429              --       134,581,564
International Institutional       324,232              --        2,909,218              --         3,233,450
Manhattan                              --              --      108,375,314    (373,886,636)     (265,511,322)
Millennium                             --              --       10,614,684    (118,726,735)     (108,112,051)
Partners                       15,137,389      56,329,906      578,685,224              --       650,152,519
Real Estate                     1,768,757       4,865,304        6,641,345              --        13,275,406
Regency                         2,046,064       8,023,158       14,127,545              --        24,196,767
Socially Responsive             2,107,748       8,760,796       70,834,893           1,844        81,705,281

The differences between book and tax basis distributable earnings are primarily due to: wash sales, straddle loss deferral, capital loss carryforwards, real estate investment trust ("REIT") basis adjustments and passive foreign investment companies.

                                               NEUBERGER BERMAN AUGUST 31, 2005

     To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined at August 31, 2005, the following Funds had unused capital loss carryforwards available for Federal income tax purposes to offset net realized capital gains, if any, as follows:

                                          Expiring in:
                          2008          2009           2010           2011      2012
     Century/(2)/   $2,040,305   $18,886,740   $  9,229,871   $  4,938,464    $   --
     Guardian               --            --             --     84,423,546        --
     Manhattan              --            --    271,191,010    102,695,626        --
     Millennium             --    13,749,653     71,963,076     33,014,006        --

     (2) The capital loss carryforwards shown above for Century include $685,257 expiring in 2008 and $17,304,656 expiring in 2009, which were acquired on August 2, 2002 in the merger with Neuberger Berman Technology Fund ("Technology"). The use of these losses to offset future gains may be limited in a given year.

     Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended August 31, 2005, the Funds had no net capital losses arising between November 1, 2004 and August 31, 2005.

6 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7 Dividends and distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in December and are recorded on the ex-dividend date. Real Estate generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. It is the policy of Real Estate to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs held by Real Estate are generally comprised of income, capital gains, and return of REIT capital, but the REITs do not report this information to Real Estate until the following calendar year. At August 31, 2005, Real Estate estimated these amounts within the financial statements since the information is not available from the REITs until after Real Estate's fiscal year-end. At August 31, 2005, Real Estate estimated these amounts for the period January 1, 2005 through August 31, 2005 within the financial statements since the 2005 information is not available from the REITs until after Real Estate's fiscal period. For the year ended August 31, 2004, the character of distributions paid to shareholders is disclosed within the Statements of Changes and is also based on these estimates. All estimates are based upon REIT information sources available to Real Estate together with actual IRS Forms 1099 received to date. Based on past experience it is probable that a portion of Real Estate's distributions during the current fiscal year will be considered tax return of capital but the actual amount of the tax return of capital, if any, is not determinable until after Real Estate's fiscal year. After calendar year-end, when Real Estate learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed Real Estate of the actual

Notes to Financial Statements Equity Funds cont'd

     breakdown of distributions paid to Real Estate during its fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of Real Estate's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Real Estate shareholders on IRS Form 1099.

8 Organization expenses: Costs incurred by International Institutional in connection with its organization, which amounted to $11,616, have been expensed as incurred.

9 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a Fund are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

10 Call options: Premiums received by each Fund upon writing a covered call option are recorded in the liability section of each Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. A Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

     During the year ended August 31, 2005, the Funds did not write any covered call options.

11 Financial futures contracts: Each Fund may buy and sell stock index futures contracts for purposes of managing cash flow. Century, International, International Institutional, Millennium, Real Estate, and Socially Responsive may each buy and sell financial futures contracts to hedge against a possible decline in the value of their portfolio securities. International and International Institutional may also buy currency futures contracts for non-hedging purposes. At the time a Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

                                               NEUBERGER BERMAN AUGUST 31, 2005

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. Federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

     During the year ended August 31, 2005, the Funds did not enter into any financial futures contracts. At August 31, 2005, there were no open positions.

12 Forward foreign currency contracts: The Funds may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. International and International Institutional may also enter into such contracts to increase or decrease their exposure to a currency other than U.S. dollars. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund until the contractual settlement date. The Funds have no specific limitation on the percentage of assets which may be committed to these types of contracts. The Funds could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

13 Security lending: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund, except International Institutional, entered into a Securities Lending Agreement ("Agreement") on July 1, 2004 with Neuberger Berman, LLC ("Neuberger"), an affiliate of the Funds, pursuant to which Neuberger acted as each Fund's lending agent. The Funds receive cash collateral equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Prior to February 7, 2005, the Funds invested the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Old Fund"), which was managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Management. Effective February 7, 2005, the Funds changed the collateral investment vehicle from the Old Fund to the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

Notes to Financial Statements Equity Funds cont'd


     Under the Agreement, Neuberger guaranteed a certain amount of revenue to the Funds and received any revenue earned in excess of the guaranteed amount as a lending agency fee. For the year ended August 31, 2005, revenue received by Neuberger under the Agreement was as follows:

     (000's omitted)
     Century                                                       $      --
     Fasciano                                                            135
     Focus                                                                64
     Genesis                                                           2,517
     Guardian                                                            156
     International                                                       316
     Manhattan                                                            15
     Millennium                                                           30
     Partners                                                            251
     Real Estate                                                           6
     Regency                                                              68
     Socially Responsive                                                  89

     Using a third party to secure bids, the Funds entered into new securities lending arrangements, which became effective in September and October, 2005.

     Income earned on the securities loaned, if any, is reflected in the Statements of Operations under the caption "Income from securities loaned-affiliated issuers."

14 Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

15 Redemption of fund shares: Each class of International, International Institutional and Real Estate charges a redemption fee of 2%, 2%, and 1%, respectively, on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date (prior to March 24, 2005, the redemption fee period was 180 days). All redemption fees are paid to and recorded by each Fund as Paid-in capital. For the year ended August 31, 2005, International, International Institutional, and Real Estate received $177,873, $0 and $5,452, respectively, in redemption fees.

16   Transactions with other funds managed by Neuberger Berman Management Inc.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest in a money market fund managed by Management or an affiliate. Prior to December 2004, the Funds invested in the Neuberger Berman Institutional Cash Fund (the "Cash Fund") as approved by the Board. As of December 2004, the Funds changed their investments from the Cash Fund to the newly created Neuberger Berman Prime Money Fund ("Prime Money") as approved by the Board. The Cash Fund and Prime Money each seek to provide the highest available current income consistent with safety and liquidity. For

                                               NEUBERGER BERMAN AUGUST 31, 2005

     any cash that the Funds invest in the Cash Fund or Prime Money, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund and Prime Money on those assets (the "Arrangement"). For the year ended August 31, 2005, income earned under this Arrangement is reflected in the Statements of Operations under the caption "Income from investments in affiliated issuers." For the year ended August 31, 2005, management fees waived and income earned under this Arrangement on the Cash Fund and Prime Money, respectively, were as follows:

                            Management Fees     Income Earned on           Management Fees    Income Earned on
(000's omitted)     Waived on the Cash Fund        the Cash Fund     Waived on Prime Money         Prime Money
Century                           $       0           $        1                  $      0           $       1
Fasciano                                 12                  181                        29                 947
Focus                                     9                  133                         6                 183
Genesis                                 148                2,247                       252               8,288
Guardian                                  9                  142                        18                 583
International                             3                   44                        11                 371
International
 Institutional/(1)/                      --                   --                        --                  --
Manhattan                                 0                    4                         1                  31
Millennium                                0                    1                         0                   5
Partners                                  9                  133                        21                 711
Real Estate                               0                    5                         1                  23
Regency                                   1                    9                         3                 104
Socially Responsive                      --                   --                        --                  --

     (1)Period from June 17, 2005 (Commencement of Operations) to August 31,
        2005.

17 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Notes to Financial Statements Equity Funds cont'd


18 Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

     Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

     Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

     Investment Management Fee as a Percentage of Average Daily Net Assets:

                                 First       Next       Next       Next       Next       Next       Next       Next
                                  $250       $250       $250       $250       $500       $500       $500       $1.5
                               million    million    million    million    million    million    million    billion    Thereafter
Century                          0.55%     0.525%      0.50%     0.475%      0.45%     0.425%    0.425%     0.425%          0.40%
Fasciano                         0.85%      0.85%     0.825%     0.825%      0.80%     0.775%     0.75%     0.725%         0.725%
Focus                            0.55%     0.525%      0.50%     0.475%      0.45%     0.425%    0.425%     0.425%          0.40%
Genesis                          0.85%      0.80%      0.75%      0.70%      0.65%      0.65%     0.65%      0.65%          0.65%
Guardian                         0.55%     0.525%      0.50%     0.475%      0.45%     0.425%    0.425%     0.425%          0.40%
International                    0.85%     0.825%      0.80%     0.775%      0.75%     0.725%    0.725%      0.70%          0.70%
International Institutional      0.85%     0.825%      0.80%     0.775%      0.75%     0.725%    0.725%      0.70%          0.70%
Manhattan                        0.55%     0.525%      0.50%     0.475%      0.45%     0.425%    0.425%     0.425%          0.40%
Millennium                       0.85%      0.80%      0.75%      0.70%      0.65%      0.65%     0.65%      0.65%          0.65%
Partners                         0.55%     0.525%      0.50%     0.475%      0.45%     0.425%    0.425%     0.425%          0.40%
Real Estate                      0.85%      0.85%      0.85%      0.85%      0.85%      0.85%     0.85%      0.85%          0.85%
Regency                          0.55%     0.525%      0.50%     0.475%      0.45%     0.425%    0.425%     0.425%          0.40%
Socially Responsive              0.55%     0.525%      0.50%     0.475%      0.45%     0.425%    0.425%     0.425%          0.40%

     Each Fund retains Management as its administrator under an Administration Agreement. Each Fund's Investor Class (except Fasciano) pays Management an administration fee at the annual rate of 0.26% of its average daily net assets, each Fund's Trust Class and Advisor Class pays Management an administration fee at the annual rate of 0.40% of its average daily net assets, and the Investor Class of Fasciano and each Fund's Institutional Class pays Management an administration fee at the annual rate of 0.15% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     For the Trust Class of Focus, Guardian, Millennium, Partners, Real Estate, Regency and Socially Responsive, and the Advisor Class of each Fund, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted distribution plans (each a "Plan") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.10% of such Trust Class' and 0.25% of such Advisor Class' average daily net assets. Management receives this amount to provide distribution and shareholder servicing for those classes and pays a portion of it to institutions that provide such services. Those institutions may use the

                                               NEUBERGER BERMAN AUGUST 31, 2005

     payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

     Management has contractually undertaken to reimburse operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                                                               Reimbursement
                                                                                             from Management
                                                            Expense                       for the Year Ended
Class                                                Limitation/(1)/        Expiration       August 31, 2005
Century Fund Investor Class                                   1.50%            8/31/15              $107,921
Fasciano Fund Advisor Class                                   1.90%/(2)/       8/31/15                39,311
Focus Fund Trust Class                                        1.50%            8/31/08                    --
Focus Fund Advisor Class                                      1.50%            8/31/15                    --
Genesis Fund Trust Class                                      1.50%            8/31/08                    --
Genesis Fund Advisor Class                                    1.50%            8/31/15                    --
Genesis Fund Institutional Class                              0.85%            8/31/15                    --
Guardian Fund Trust Class                                     1.50%            8/31/08                    --
Guardian Fund Advisor Class                                   1.50%            8/31/15                 7,001
International Fund Investor Class                             1.40%/(3)/       8/31/08                80,064
International Fund Trust Class                                1.50%/(4)/       8/31/15                13,523
International Institutional Fund Institutional Class          0.85%            8/31/15               142,722/(5)/
Manhattan Fund Trust Class                                    1.50%            8/31/08                    --
Manhattan Fund Advisor Class                                  1.50%            8/31/15                17,098
Millennium Fund Investor Class                                1.75%            8/31/08                86,111
Millennium Fund Trust Class                                   1.75%            8/31/15                22,476
Millennium Fund Advisor Class                                 1.90%            8/31/15                19,812
Partners Fund Trust Class                                     1.50%            8/31/08                    --
Partners Fund Advisor Class                                   1.50%            8/31/15                    --
Real Estate Fund Trust Class                                  1.50%            8/31/15               161,095
Regency Fund Investor Class                                   1.50%            8/31/15                    --
Regency Fund Trust Class                                      1.25%/(6)/       8/31/15                 4,161
Socially Responsive Fund Trust Class                          1.50%            8/31/08                    --

     (1) Expense limitation per annum of the respective class' average daily net assets.
     (2) In addition, Management has voluntarily undertaken to reimburse the Advisor Class of Fasciano so that its Operating Expenses are limited to 1.50% per annum of its average daily net assets. This undertaking, which is terminable by Management upon notice to Fasciano, is in addition to the contractual undertaking as stated above.
     (3)  Prior to August 11, 2004, expense limitation was 1.70%.
     (4) Prior to August 11, 2004, expense limitation was 2.00%. Subsequent to August 11, 2004, expense limitation is 1.50% until August 31, 2007, and 2.00% thereafter until August 31, 2015.
     (5) Period from June 17, 2005 (Commencement of Operations) to August 31, 2005.
     (6) Prior to June 30, 2005, expense limitation was 1.50%. In addition, from April 1, 2005 to June 30, 2005, Management had voluntarily undertaken to reimburse the Trust Class of Regency so that its Operating Expenses were limited to 1.25% per annum of its average daily net assets. This undertaking, which was terminable by Management upon notice to Regency, was in addition to the contractual undertaking as stated above.

Notes to Financial Statements Equity Funds cont'd


     The Investor Classes of Century, International, Millennium, and Regency and the Trust Class, Advisor Class, and Institutional Class of each Fund have agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the year ended August 31, 2005, the Institutional Class of Genesis and Investor Class of Regency reimbursed Management $148 and $9,951, respectively, under this agreement. At August 31, 2005, contingent liabilities to Management under the agreement were as follows:

                                                 Expiring in:
                                              2006        2007       2008      Total
     Century Fund Investor Class          $ 66,224    $ 93,790   $107,921   $267,935
     Fasciano Fund Advisor Class                --      25,925     39,311     65,236
     Guardian Fund Advisor Class                --          --      7,001      7,001
     Genesis Fund Institutional Class       87,885      37,095         --    124,980
     International Fund Investor Class      17,503          --     80,064     97,567
     International Fund Trust Class         14,156          --     13,523     27,679
     International Institutional Fund
      Institutional Class                       --          --    142,722    142,722
     Manhattan Fund Advisor Class           14,672      14,667     17,098     46,437
     Millennium Fund Investor Class         42,660      30,041     86,111    158,812
     Millennium Fund Trust Class            18,740      18,588     22,476     59,804
     Millennium Fund Advisor Class           5,719      19,780     19,812     45,311
     Real Estate Fund Trust Class          152,347     175,965    161,095    489,407
     Regency Fund Investor Class                --          --         --         --
     Regency Fund Trust Class               36,356      21,748      4,161     62,265

     Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Funds, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     Each class of shares also has a distribution agreement with Management. Management receives no commissions for sales or redemptions of shares of beneficial interest of each share class, but receives fees from certain classes under that class' Plan, as described above.

                                               NEUBERGER BERMAN AUGUST 31, 2005

     The Funds have entered into a commission recapture program, which enables each Fund to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Funds. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended August 31, 2005, the impact of this arrangement on the Funds was a reduction of expenses as follows:

     Century                                                     $  3,983
     Fasciano                                                      25,618
     Focus                                                        127,811
     Genesis                                                      304,669
     Guardian                                                      69,894
     International                                                 64,825
     International Institutional                                       --/(1)/
     Manhattan                                                     45,287
     Millennium                                                    21,347
     Partners                                                     262,638
     Real Estate                                                    9,629
     Regency                                                        9,625
     Socially Responsive                                           19,441

     (1) Period from June 17, 2005 (Commencement of Operations) to August 31, 2005.

     Each Fund has an expense offset arrangement in connection with its custodian contract. For the year ended August 31, 2005, the impact of this arrangement was a reduction of expenses of $5, $657, $1,495, $23,573, $3,380, $1,315, $118, $1,141, $112, $22,403, $247, $513, and $642 for
     Century, Fasciano, Focus, Genesis, Guardian, International, International Institutional, Manhattan, Millennium, Partners, Real Estate, Regency, and Socially Responsive, respectively.

     For the years ended August 31, 2005 and August 31, 2004, Partners recorded a capital contribution from Management in the amounts of $3,100 and $22,500, respectively. These amounts were paid in connection with losses outside the fund's direct control incurred in the disposition of forward foreign currency contracts. Management does not normally make payments for losses incurred in the disposition of forward foreign currency contracts.

     On June 6, 2005, Management voluntarily agreed to reimburse Regency for all brokerage commissions from June 6, 2005 to July 20, 2005, to facilitate a restructuring of the portfolio following a change in the Fund's portfolio manager. The amount of this voluntary reimbursement was $4,590.

Notes to Financial Statements Equity Funds cont'd

     Note C--Securities Transactions:

     During the year ended August 31, 2005, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, foreign currency contracts, and option contracts) as follows:

     (000's omitted)                           Purchases        Sales
     Century                                  $   13,174   $   17,750
     Fasciano                                    184,301       94,536
     Focus                                       282,518      589,716
     Genesis                                   2,655,872      867,637
     Guardian                                    311,995      647,276
     International                               512,115      145,641
     International Institutional/(1)/             36,273        3,459
     Manhattan                                   219,644      270,959
     Millennium                                   99,439      111,460
     Partners                                  1,489,644    1,147,241
     Real Estate                                  53,859       56,341
     Regency                                     139,635       78,869
     Socially Responsive                         207,089       70,936

     (1) Period from June 17, 2005 (Commencement of Operations) to August 31, 2005.

     During the year ended August 31, 2005, there were brokerage commissions on securities transactions paid to Neuberger, Lehman and other brokers as follows:

                                                               Other
     (000's omitted)                    Neuberger  Lehman    Brokers     Total
     Century                               $    3 $     6   $     27    $   36
     Fasciano                                   0      67        334       401
     Focus                                      6     223        945     1,174
     Genesis                                   31     779      3,417     4,227
     Guardian                                  --     208        856     1,064
     International                             --      49      1,097     1,146
     International Institutional/(1)/          --      50         17        67
     Manhattan                                  0     111        554       665
     Millennium                                 1      59        270       330
     Partners                                   1     649      2,531     3,181
     Real Estate                                0      30        117       147
     Regency                                    0      28        126       154
     Socially Responsive                        0      74        277       351

     (1) Period from June 17, 2005 (Commencement of Operations) to August 31, 2005.

                                               NEUBERGER BERMAN AUGUST 31, 2005

     Note D--Fund Share Transactions:

     Share activity for the years ended August 31, 2005 and August 31, 2004 was as follows:

                             For the Year Ended August 31, 2005           For the Year Ended August 31, 2004
                                Shares Issued on                                 Shares Issued on
                                 Reinvestment of                                  Reinvestment of
                         Shares    Dividends and     Shares               Shares    Dividends and     Shares
(000's omitted)            Sold    Distributions   Redeemed       Total     Sold    Distributions   Redeemed       Total
Century:
Investor Class              203               --       (984)      (781)      382               --       (933)      (551)
Fasciano:
Investor Class            4,727              313     (2,328)     2,712     3,311               39     (2,028)     1,322
Advisor Class             1,634               47       (795)       886       868                6       (593)       281
Focus:
Investor Class              730               72     (6,451)    (5,649)   5, 716               53     (8,539)    (2,770)
Trust Class               1,153                5     (5,608)    (4,450)    9,612                4    (12,271)    (2,655)
Advisor Class               670               --     (1,364)      (694)    2,229               --     (1,307)       922
Genesis:
Investor Class           10,359            1,406     (7,181)     4,584     8,785               22    (14,135)    (5,328)
Trust Class              43,187            3,281    (21,705)    24,763    40,370               43    (22,107)    18,306
Advisor Class             8,282              582     (4,990)     3,874     8,414                8     (5,312)     3,110
Institutional Class      16,559              793     (3,691)    13,661     8,545               10     (3,823)     4,732
Guardian:
Investor Class            2,822              236    (12,215)    (9,157)    3,732              260    (14,526)   (10,534)
Trust Class               2,600               32    (14,398)   (11,766)    5,293               49     (8,882)    (3,540)
Advisor Class                42               --       (529)      (487)      135               --     (1,056)      (921)
International:
Investor Class           14,323               73     (3,228)    11,168     4,776               74     (1,420)     3,430
Trust Class              10,217                5     (1,048)     9,174       966                1       (145)       822
International
 Institutional:/(1)/
Institutional Class       4,056               --       (202)     3,854        --               --         --         --
Manhattan:
Investor Class              590               --     (6,892)    (6,302)    1,841               --     (7,750)    (5,909)
Trust Class                 688               --     (1,077)      (389)    1,465               --     (2,356)      (891)
Advisor Class                 8               --       (134)      (126)       49               --        (68)       (19)
Millennium:
Investor Class              400               --     (1,271)      (871)    1,517               --     (2,909)    (1,392)
Trust Class                  34               --        (87)       (53)      639               --       (797)      (158)
Advisor Class                50               --        (17)        33       462               --       (504)       (42)
Partners:
Investor Class           10,556              382     (6,929)     4,009     2,548               18     (7,632)    (5,066)
Trust Class              11,755               94     (4,882)     6,967     4,581               --     (7,681)    (3,100)
Advisor Class             4,735                3     (1,193)     3,545       371               --     (1,749)    (1,378)
Real Estate:
Trust Class               1,180              518     (1,357)       341     1,211              163     (1,251)       123
Regency:
Investor Class            4,982              190     (1,282)     3,890     1,114               --       (444)       670
Trust Class               1,949              116     (1,245)       820       621               --       (112)       509
Socially Responsive:
Investor Class            4,891              286     (1,835)     3,342     6,836              297     (3,227)     3,906
Trust Class               7,117               97     (1,510)     5,704     2,625              102     (1,828)       899

     (1) Period from June 17, 2005 (Commencement of Operations) to August 31, 2005.

Notes to Financial Statements Equity Funds cont'd


     Note E--Line of Credit:

     At August 31, 2005, each Fund (except International and International Institutional) was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit was charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at August 31, 2005. During the year ended August 31, 2005, none of the Funds utilized this line of credit.

     At August 31, 2005, International was one of two holders of a single $20,000,000 uncommitted, secured line of credit with a consortium of banks organized by State Street to be used only for temporary or emergency purposes or for leverage. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Another investment company managed by Management also participates in this line of credit on the same terms. Because another investment company participates, there is no assurance that International will have access to the entire $20,000,000 at any particular time. International had no loans outstanding pursuant to this line of credit at August 31, 2005. During the year ended August 31, 2005, International did not utilize this line of credit.

     Note F--Investments In Affiliates*:

Century                           Balance of                             Balance of                       Income from
                                      Shares        Gross        Gross       Shares                    Investments in
                                        Held    Purchases        Sales         Held        Value   Affiliated Issuers
                                  August 31,          and          and   August 31,   August 31,    Included in Total
Name of Issuer                          2004    Additions   Reductions         2005         2005               Income

Neuberger Berman Securities
 Lending Quality Fund, LLC***             --   49,975,200   49,975,200           --       $   --             $  2,492
Neuberger Berman Institutional
 Cash Fund Trust Class****            19,646    1,558,833    1,578,479           --           --                  564
Neuberger Berman Prime Money
 Fund Trust Class****                     --    2,250,983    2,250,982            1            1                1,274
                                                                                          ------             --------
Total                                                                                     $    1             $  4,330
                                                                                          ======             ========

                        NEUBERGER BERMAN AUGUST 31, 2005

Fasciano                         Balance of                                 Balance of                        Income from
                                     Shares          Gross          Gross       Shares                     Investments in
                                       Held      Purchases          Sales         Held           Value Affiliated Issuers
                                 August 31,            and            and   August 31,      August 31,  Included in Total
Name of Issuer                         2004      Additions     Reductions         2005            2005             Income

Neuberger Berman Securities
 Lending Quality Fund,
 LLC***                          43,286,900  4,917,182,976  4,885,814,506   74,655,370    $ 74,655,370         $   74,761
Neuberger Berman
 Institutional Cash Fund
 Trust Class****                 31,101,384     59,140,046     90,241,430           --              --            180,673
Neuberger Berman Prime
 Money Fund Trust
 Class****                               --    264,641,432    207,590,028   57,051,404      57,051,404            947,805
                                                                                          ------------         ----------
Total                                                                                     $131,706,774         $1,203,239
                                                                                          ============         ==========

Focus                           Balance of                                  Balance of                        Income from
                                    Shares           Gross          Gross       Shares                     Investments in
                                      Held       Purchases          Sales         Held           Value Affiliated Issuers
                                August 31,             and            and   August 31,      August 31,  Included in Total
Name of Issuer                        2004       Additions     Reductions         2005            2005             Income

International Rectifier          4,832,700              --        199,000    4,633,700    $222,880,970         $       --
Member Works Inc.**              1,394,100              --      1,394,100           --              --                 --
Neuberger Berman Securities
 Lending Quality Fund,
 LLC***                         43,054,300   6,599,455,500  6,585,663,900   56,845,900      56,845,900            199,362
Neuberger Berman
 Institutional Cash Fund
 Trust Class****                56,907,185      38,896,710     95,803,895           --              --            133,019
Neuberger Berman Prime
 Money Fund Trust
 Class****                              --     157,084,908    135,399,141   21,685,767      21,685,767            183,068
Vertrue Inc.                            --       1,394,100        290,265    1,103,835      38,115,423                 --
                                                                                          ------------         ----------
Total                                                                                     $339,528,060         $  515,449
                                                                                          ============         ==========

Genesis                         Balance of                                  Balance of                        Income from
                                    Shares           Gross          Gross       Shares                     Investments in
                                      Held       Purchases          Sales         Held           Value Affiliated Issuers
                                August 31,             and            and   August 31,      August 31,  Included in Total
Name of Issuer                        2004       Additions     Reductions         2005            2005             Income

Actel Corp.**                    1,462,400              --      1,462,400           --    $         --         $       --
Alberto-Culver Class B           3,640,350       1,779,100             --    5,419,450     232,765,378          1,899,074
Alliant Techsystems              1,148,162       1,470,800             --    2,618,962     201,476,747                 --
AmSurg Corp.                       588,683       1,120,766             --    1,709,449      47,591,060                 --
Anteon International             1,657,500         375,700             --    2,033,200      93,425,540                 --
Applied Signal Technology          847,800         679,196             --    1,526,996      29,150,354            597,449
AptarGroup Inc.                  3,478,600              --             --    3,478,600     172,990,778          2,261,090
Arbitron Inc.                    1,523,000       1,238,300             --    2,761,300     115,974,600            456,860
Bank of the Ozarks                      --       1,395,287             --    1,395,287      46,532,821            274,414
Bennett Environmental**          1,557,200              --      1,557,200           --              --                 --

Notes to Financial Statements Equity Funds cont'd

Genesis                    Balance of                                      Balance of                       Income from
                               Shares            Gross            Gross        Shares                    Investments in
                                 Held        Purchases            Sales          Held          Value Affiliated Issuers
                           August 31,              and              and    August 31,     August 31,  Included in Total
Name of Issuer                   2004        Additions       Reductions          2005           2005             Income

Big 5 Sporting Goods        2,058,849          219,200               --     2,278,049   $ 59,365,957         $  620,606
Biosite Inc.                1,292,300          500,997               --     1,793,297    107,221,228                 --
Black Box**                 1,110,000               --        1,110,000            --             --            166,302
Brady Corp.                   969,700        1,829,300               --     2,799,000     87,356,790            974,457
Cal Dive International      1,871,800          546,520               --     2,418,320    151,048,267                 --
CARBO Ceramics                     --        1,573,200               --     1,573,200     94,643,712            399,168
Church & Dwight             4,186,300        2,511,550               --     6,697,850    255,589,956          1,724,073
CLARCOR Inc.                1,278,100        3,365,122               --     4,643,222    131,403,183            840,430
Compass Minerals
 International              2,827,800          687,900               --     3,515,700     86,521,377          3,515,555
Comstock Resources            856,000        1,277,700               --     2,133,700     62,090,670                 --
Curtiss-Wright                     --        1,177,400               --     1,177,400     76,012,944             80,046
Denbury Resources                  --        3,473,100               --     3,473,100    157,088,313                 --
Dionex Corp.                1,208,193        1,090,239               --     2,298,432    121,127,366                 --
East West Bancorp           3,177,400               --               --     3,177,400    107,840,956            635,480
Electronics for Imaging     3,815,400          125,000          100,000     3,840,400     76,039,920                 --
Encore Acquisition          2,489,400        1,540,100               --     4,029,500    135,915,035                 --
Engineered Support
 Systems                    2,568,975        1,953,937               --     4,522,912    154,231,299            130,287
Fair Isaac                  3,400,437               --               --     3,400,437    138,975,860            272,035
Henry Schein                2,082,300        2,417,300               --     4,499,600    187,588,324                 --
Hancock Fabrics**           1,584,900               --        1,584,900            --             --            190,188
ICU Medical                   895,800            5,000               --       900,800     27,357,296                 --
IDEXX Laboratories          2,239,900          163,686               --     2,403,586    153,925,647                 --
IHOP Corp.                  1,143,400           88,100               --     1,231,500     49,457,040          1,187,450
Journal Communications             --        1,808,200               --     1,808,200     28,895,036            209,066
K-V Pharmaceutical          3,059,250               --               --     3,059,250     52,190,805                 --
ManTech International       2,735,700               --          325,000     2,410,700     74,755,807                 --
Matthews International      2,431,200          775,000               --     3,206,200    128,248,000            496,101
Mentor Corp.                4,526,000               --               --     4,526,000    238,067,600          3,077,680
MTC Technologies            1,219,800          391,400               --     1,611,200     55,038,592                 --
Neuberger Berman
 Securities Lending
 Quality Fund, LLC***     779,125,370   71,205,739,737   71,381,120,912   603,744,195    603,744,195            934,502
Neuberger Berman
 Institutional Cash
 Fund Trust Class****     409,304,872      303,687,124      712,991,996            --             --          2,247,288
Neuberger Berman
 Prime Money Fund
 Trust Class****                   --    1,576,537,507    1,193,387,842   383,149,665    383,149,665          8,287,403
OceanFirst Financial          787,550               --               --       787,550     18,349,915            630,040
Odyssey Healthcare**        1,939,600           25,000        1,964,600            --             --                 --
R.H. Donnelley              1,889,000           25,000               --     1,914,000    123,051,060                 --
Regis Corp.                 2,344,400          171,300               --     2,515,700    103,017,915            386,408
Ritchie Bros.
 Auctioneers                       --        1,974,100               --     1,974,100     82,734,531            906,471
St. Mary Land &
 Exploration                       --        2,994,400               --     2,994,400    103,216,968            206,980

                                               NEUBERGER BERMAN AUGUST 31, 2005

Genesis                 Balance of                                         Balance of                          Income from
                            Shares             Gross             Gross         Shares                       Investments in
                              Held         Purchases             Sales           Held             Value Affiliated Issuers
                        August 31,               and               and     August 31,        August 31,  Included in Total
Name of Issuer                2004         Additions        Reductions           2005              2005             Income

School Specialty           991,638           599,500                --      1,591,138    $   76,231,422        $        --
Simpson
 Manufacturing           1,521,800         1,521,800                --      3,043,600       113,313,228            608,720
Sybron Dental
 Specialties                    --         2,126,200                --      2,126,200        82,432,774                 --
Taro Pharmaceutical
 Industries              2,341,432                --                --      2,341,432        63,874,265                 --
UAP Holding                     --         2,602,000                --      2,602,000        44,650,320            731,925
Unit Corp.               1,224,500         1,460,400                --      2,684,900       139,775,894                 --
United Defense
 Industries**            3,664,800           225,000         3,889,800             --                --            538,388
United Stationers        2,311,800           749,600                --      3,061,400       143,579,660                 --
Zebra Technologies       3,790,800         1,148,847                --      4,939,647       184,545,212                 --
                                                                                         --------------        -----------
Total                                                                                    $6,203,571,282        $35,485,936
                                                                                         ==============        ===========

Guardian                Balance of                                         Balance of                          Income from
                            Shares             Gross             Gross         Shares                       Investments in
                              Held         Purchases             Sales           Held             Value Affiliated Issuers
                        August 31,               and               and     August 31,        August 31,  Included in Total
Name of Issuer                2004         Additions        Reductions           2005              2005             Income

Neuberger Berman
 Securities Lending
 Quality Fund,
 LLC***                253,617,700 3   4,172,549,752    34,214,386,064    211,781,388    $  211,781,388        $   456,036
Neuberger Berman
 Institutional Cash
 Fund Trust
 Class****              22,764,705       151,139,445       173,904,150             --                --            141,611
Neuberger Berman
 Prime Money Fund
 Trust Class****                --       296,838,169       247,729,411     49,108,758        49,108,758            583,469
                                                                                         --------------        -----------
Total                                                                                    $  260,890,146        $ 1,181,116
                                                                                         ==============        ===========

International           Balance of                                         Balance of                          Income from
                            Shares             Gross             Gross         Shares                       Investments in
                              Held         Purchases             Sales           Held             Value Affiliated Issuers
                        August 31,               and               and     August 31,        August 31,  Included in Total
Name of Issuer                2004         Additions        Reductions           2005              2005             Income

Neuberger Berman
 Securities Lending
 Quality Fund,
 LLC***                  9,670,900     1,590,374,300     1,541,919,500     58,125,700    $   58,125,700        $    34,888
Neuberger Berman
 Institutional Cash
 Fund Trust
 Class****               5,672,685        47,101,533        52,774,218             --                --             43,654
Neuberger Berman
 Prime Money Fund
 Trust Class****                --       243,196,366       202,010,243     41,186,123        41,186,123            370,937
                                                                                         --------------        -----------
Total                                                                                    $   99,311,823        $   449,479
                                                                                         ==============        ===========

Notes to Financial Statements Equity Funds cont'd

Manhattan                 Balance of                                         Balance of                        Income from
                              Shares             Gross             Gross         Shares                     Investments in
                                Held         Purchases             Sales           Held           Value Affiliated Issuers
                          August 31,               and               and     August 31,      August 31,  Included in Total
Name of Issuer                  2004         Additions        Reductions           2005            2005             Income

Neuberger Berman
 Securities Lending
 Quality Fund, LLC***     92,009,900     9,096,213,200     9,119,107,000     69,116,100    $ 69,116,100         $  149,521
Neuberger Berman
 Institutional Cash
 Fund Trust Class****      2,747,384        22,486,385        25,233,769             --              --              4,260
Neuberger Berman
 Prime Money Fund
 Trust Class****                  --        55,685,117        54,076,063      1,609,054       1,609,054             30,635
                                                                                           ------------         ----------
Total                                                                                      $ 70,725,154         $  184,416
                                                                                           ============         ==========

Millennium                Balance of                                         Balance of                        Income from
                              Shares             Gross             Gross         Shares                     Investments in
                                Held         Purchases             Sales           Held           Value Affiliated Issuers
                          August 31,               and               and     August 31,      August 31,  Included in Total
Name of Issuer                  2004         Additions        Reductions           2005            2005             Income

Neuberger Berman
 Securities Lending
 Quality Fund, LLC***      2,694,800       490,665,000       485,936,400      7,423,400    $  7,423,400         $    9,969
Neuberger Berman
 Institutional Cash
 Fund Trust Class****        525,229         6,300,904         6,826,133             --              --              1,194
Neuberger Berman
 Prime Money Fund
 Trust Class****                  --        11,833,222        11,661,103        172,119         172,119              4,946
                                                                                           ------------         ----------
Total                                                                                      $  7,595,519         $   16,109
                                                                                           ============         ==========

Partners                  Balance of                                         Balance of                        Income from
                              Shares             Gross             Gross         Shares                     Investments in
                                Held         Purchases             Sales           Held           Value Affiliated Issuers
                          August 31,               and               and     August 31,      August 31,  Included in Total
Name of Issuer                  2004         Additions        Reductions           2005            2005             Income

Neuberger Berman
 Securities Lending
 Quality Fund, LLC***    317,916,155    41,139,853,630    41,123,035,865    334,733,920    $334,733,920         $  498,401
Neuberger Berman
 Institutional Cash
 Fund Trust Class****     49,828,695        69,198,062       119,026,757             --              --            133,389
Neuberger Berman
 Prime Money Fund
 Trust Class****                  --       284,014,723       239,487,755     44,526,968      44,526,968            710,676
                                                                                           ------------         ----------
Total                                                                                      $379,260,888         $1,342,466
                                                                                           ============         ==========

                                                NEUBERGER BERMAN AUGUST 31, 2005

Real Estate                       Balance of                                      Balance of                       Income from
                                      Shares            Gross            Gross        Shares                    Investments in
                                        Held        Purchases            Sales          Held          Value Affiliated Issuers
                                  August 31,              and              and    August 31,     August 31,  Included in Total
Name of Issuer                          2004        Additions       Reductions          2005           2005             Income

Neuberger Berman Securities
 Lending Quality Fund,
 LLC***                              994,800      478,186,700      475,799,100     3,382,400    $ 3,382,400           $  2,492
Neuberger Berman Institutional
 Cash Fund Trust Class****         1,672,063        8,948,538       10,620,601            --             --              5,320
Neuberger Berman Prime
 Money Fund Trust
 Class****                                --       25,889,348       24,277,870     1,611,478      1,611,478             22,578
                                                                                                -----------           --------
Total                                                                                           $ 4,993,878           $ 30,390
                                                                                                ===========           ========

Regency                           Balance of                                      Balance of                       Income from
                                      Shares            Gross            Gross        Shares                    Investments in
                                        Held        Purchases            Sales          Held          Value Affiliated Issuers
                                  August 31,              and              and    August 31,     August 31,  Included in Total
Name of Issuer                          2004        Additions       Reductions          2005           2005             Income

Neuberger Berman Securities
 Lending Quality Fund,
 LLC***                            3,533,000      879,225,700      871,895,800    10,862,900    $10,862,900           $  4,984
Neuberger Berman Institutional
 Cash Fund Trust Class****         2,222,122       12,987,317       15,209,439            --             --              9,464
Neuberger Berman Prime
 Money Fund Trust
 Class****                                --       64,939,425       53,713,064    11,226,361     11,226,361            103,879
                                                                                                -----------           --------
Total                                                                                           $22,089,261           $118,327
                                                                                                ===========           ========

Socially Responsive               Balance of                                      Balance of                       Income from
                                      Shares            Gross            Gross        Shares                    Investments in
                                        Held        Purchases            Sales          Held          Value Affiliated Issuers
                                  August 31,              and              and    August 31,     August 31,  Included in Total
Name of Issuer                          2004        Additions       Reductions          2005           2005             Income

Neuberger Berman Securities
 Lending Quality Fund,
 LLC***                           30,281,600    6,200,166,879    6,179,178,679    51,269,800    $51,269,800           $ 39,873
                                                                                                -----------           --------
Total                                                                                           $51,269,800           $ 39,873
                                                                                                ===========           ========

Notes to Financial Statements Equity Funds cont'd


     * Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.
     ** At August 31, 2005, the issuers of these securities were no longer affiliated with the Fund.
     *** Prior to February 7, 2005, the Old Fund, an investment vehicle established by the Funds' custodian, was used to invest cash the Funds received as collateral for securities loans. Effective February 7, 2005, the Funds changed the collateral investment vehicle from the Old Fund to the Quality Fund, a fund managed by Lehman Brothers Asset Management LLC (formerly Lincoln Capital Fixed Income Management Company, LLC), an affiliate of Management, as approved by the Board. The Funds' shares in the Old Fund and Quality Fund were and are non-voting. However, because all shares of the Old Fund and Quality Fund were and are held by funds in the related investment company complex, the Old Fund and Quality Fund may have been and may be considered affiliates of the Fund.
     **** The Cash Fund and Prime Money are also managed by Management and may be considered affiliates since they have the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of the Cash Fund or Prime Money, respectively.

                                               NEUBERGER BERMAN AUGUST 31, 2005

Financial Highlights Century Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.@

Investor Class/+/                                                                     Year Ended August 31,
                                                                 ---------------------------------------------------------------

                                                                     2005     2004 2003/++//++/   2002/++//++/    2001/++//++/

Net Asset Value, Beginning of Year                               $  5.54  $ 5.42        $  4.89        $  6.50         $ 13.44
                                                                 -------  ------        -------        -------         -------

Income From Investment Operations:
Net Investment Income (Loss)                                         .01   (0.03)          (.03)          (.05)           (.08)
Net Gains or Losses on Securities (both realized and unrealized)     .67    0.15            .56          (1.56)          (6.86)
                                                                 -------  ------        -------        -------         -------
Total From Investment Operations                                     .68    0.12            .53          (1.61)          (6.94)
                                                                 -------  ------        -------        -------         -------
Net Asset Value, End of Year                                     $  6.22  $ 5.54        $  5.42        $  4.89         $  6.50
                                                                 -------  ------        -------        -------         -------
Total Return/+//+/                                                +12.27%  +2.21%        +10.84%        (24.77)%        (51.60)%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  11.2  $ 14.3        $  17.0        $  15.5         $  17.5
Ratio of Gross Expenses to Average Net Assets#                      1.50%   1.50%          1.51%          1.50%           1.50%
Ratio of Net Expenses to Average Net Assets/++/                     1.47%   1.49%          1.51%          1.50%           1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets          .09%   (.55)%         (.62)%         (.89)%          (.86)%
Portfolio Turnover Rate                                              107%     66%           115%           142%##          107%

See Notes to Financial Highlights

Financial Highlights Fasciano Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.@

Investor Class                                                          Two Months Ended         Year Ended
                              Year Ended August 31,                           August 31,           June 30,
                       ------------------------------------  ---------  ---------------------  --------------


                               2005         2004      2003       2002               2001       2001(Pounds)

Net Asset Value,
 Beginning of Period   $ 39.81      $ 35.39      $ 31.19     $33.93               $34.39             $32.55
                       -------      -------      -------     ------               ------             ------

Income From
 Investment
 Operations:
Net Investment
 Income (Loss)            (.05)        (.20)        (.11)      (.16)                (.06)              (.11)
Net Gains or Losses
 on
 Securities (both
 realized and
 unrealized)              5.41         4.81         4.31      (1.50)                (.40)              2.24
                       -------      -------      -------     ------               ------             ------
Total From
 Investment
 Operations               5.36         4.61         4.20      (1.66)                (.46)              2.13
                       -------      -------      -------     ------               ------             ------

Less Distributions
 From:
Net Investment
 Income                     --           --           --         --                   --               (.29)
Net Capital Gains        (1.34)        (.19)          --      (1.08)                  --                 --
                       -------      -------      -------     ------               ------             ------
Total Distributions      (1.34)        (.19)          --      (1.08)                  --               (.29)
                       -------      -------      -------     ------               ------             ------
Net Asset Value,
 End of Period         $ 43.83      $ 39.81      $ 35.39     $31.19               $33.93             $34.39
                       -------      -------      -------     ------               ------             ------
Total Return/+//+/      +13.60%      +13.06%      +13.47%     (4.99)%              (1.34)%**          +6.64%

Ratios/Supplemental
 Data
Net Assets, End of
 Period (in
 millions)             $ 520.6      $ 364.9      $ 277.6     $214.1               $203.3             $210.6
Ratio of Gross
 Expenses
 to Average Net
 Assets#                  1.20%        1.23%        1.24%      1.36%                1.58%*              1.3%
Ratio of Net
 Expenses
 to Average Net
 Assets                   1.20%/++/    1.22%/++/    1.24%      1.36%                1.58%*              1.3%
Ratio of Net
 Investment Income
 (Loss) to Average
 Net Assets               (.13)%       (.52)%       (.36)%     (.48)%              (1.03)%*             (.4)%
Portfolio Turnover
 Rate                       22%          17%          24%        24%                   4%**               3%

Advisor Class                                                                                                   Period from
                                                                                                              May 24, 2002^
                                                                             Year Ended August 31,            to August 31,
                                                                    ----------------------------------------  -------------------


                                                                            2005         2004          2003            2002

Net Asset Value, Beginning of Period                                $ 10.60      $  9.45      $  8.38               $ 10.00
                                                                    -------      -------      -------               -------

Income From Investment Operations:
Net Investment Income (Loss)                                           (.05)        (.09)        (.09)                 (.03)
Net Gains or Losses on Securities (both realized and unrealized)       1.44         1.29         1.16                 (1.59)
                                                                    -------      -------      -------               -------
Total From Investment Operations                                       1.39         1.20         1.07                 (1.62)
                                                                    -------      -------      -------               -------

Less Distributions From:
Net Capital Gains                                                      (.36)        (.05)          --                    --
                                                                    -------      -------      -------               -------
Net Asset Value, End of Period                                      $ 11.63      $ 10.60      $  9.45               $  8.38
                                                                    -------      -------      -------               -------
Total Return/+//+/                                                   +13.20%      +12.73%      +12.77%               (16.20)%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                             $  30.7      $  18.5      $  13.9               $   0.9
Ratio of Gross Expenses to Average Net Assets#                         1.50%        1.56%        1.83%                 1.90%*
Ratio of Net Expenses to Average Net Assets                            1.49%/++/    1.56%/++/    1.83%/(S)/            1.90%*/++/
Ratio of Net Investment Income (Loss) to Average Net Assets            (.41)%       (.85)%      (1.03)%               (1.04)%*
Portfolio Turnover Rate                                                  22%          17%          24%                   24%/O/

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2005

Financial Highlights Focus Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.@

Investor Class/+/                                                                      Year Ended August 31,
                                                                    -----------------------------------------------------------


                                                                        2005          2004          2003      2002       2001

Net Asset Value, Beginning of Year                                  $  31.96      $  32.28      $  23.05  $  36.11   $  50.61
                                                                    --------      --------      --------  --------   --------

Income From Investment Operations:
Net Investment Income (Loss)                                             .21           .08           .05       .01       (.04)
Net Gains or Losses on Securities (both realized and unrealized)        5.12          (.35)         9.18    (10.65)    (10.23)
                                                                    --------      --------      --------  --------   --------
Total From Investment Operations                                        5.33          (.27)         9.23    (10.64)    (10.27)
                                                                    --------      --------      --------  --------   --------

Less Distributions From:
Net Investment Income                                                   (.08)         (.05)           --        --         --
Net Capital Gains                                                         --            --            --     (2.42)     (4.23)
                                                                    --------      --------      --------  --------   --------
Total Distributions                                                     (.08)         (.05)           --     (2.42)     (4.23)
                                                                    --------      --------      --------  --------   --------
Net Asset Value, End of Year                                        $  37.21      $  31.96      $  32.28  $  23.05   $  36.11
                                                                    --------      --------      --------  --------   --------
Total Return/+//+/                                                     16.69%         (.84)%      +40.04%   (31.58)%   (20.40)%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                               $1,185.4      $1,198.9      $1,300.0  $1,024.6   $1,618.6
Ratio of Gross Expenses to Average Net Assets#                           .87%          .86%          .90%      .87%       .83%
Ratio of Net Expenses to Average Net Assets                              .87%/++/      .85%/++/      .90%      .87%       .83%
Ratio of Net Investment Income (Loss) to Average Net Assets              .57%          .21%          .21%      .02%      (.09)%
Portfolio Turnover Rate                                                   19%           27%           24%       25%        38%

Trust Class/+/                                                                         Year Ended August 31,
                                                                    -----------------------------------------------------------

                                                                        2005          2004          2003      2002       2001

Net Asset Value, Beginning of Year                                  $  23.51      $  23.75      $  16.98  $  26.66   $  35.33
                                                                    --------      --------      --------  --------   --------

Income From Investment Operations:
Net Investment Income (Loss)                                             .10           .01           .01      (.04)      (.08)
Net Gains or Losses on Securities (both realized and unrealized)        3.76          (.24)         6.76     (7.86)     (7.17)
                                                                    --------      --------      --------  --------   --------
Total From Investment Operations                                        3.86          (.23)         6.77     (7.90)     (7.25)
                                                                    --------      --------      --------  --------   --------

Less Distributions From:
Net Investment Income                                                   (.01)         (.01)           --        --         --
Net Capital Gains                                                         --            --            --     (1.78)     (1.42)
                                                                    --------      --------      --------  --------   --------
Total Distributions                                                     (.01)         (.01)           --     (1.78)     (1.42)
                                                                    --------      --------      --------  --------   --------
Net Asset Value, End of Year                                        $  27.36      $  23.51      $  23.75  $  16.98   $  26.66
                                                                    --------      --------      --------  --------   --------
Total Return/+//+/                                                     16.44%         (.98)%      +39.87%   (31.74)%   (20.58)%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                               $  189.4      $  267.3      $  333.0  $  249.3   $  398.2
Ratio of Gross Expenses to Average Net Assets#                          1.05%         1.03%         1.06%     1.04%      1.03%
Ratio of Net Expenses to Average Net Assets                             1.04%/++/     1.02%/++/     1.06%     1.04%      1.03%
Ratio of Net Investment Income (Loss) to Average Net Assets              .38%          .04%          .04%     (.15)%     (.28)%
Portfolio Turnover Rate                                                   19%           27%           24%       25%        38%

See Notes to Financial Highlights

Financial Highlights Focus Fund cont'd

Advisor Class/+/                                                                    Year Ended August 31,
                                                                    -----------------------------------------------------


                                                                      2005        2004         2003      2002      2001

Net Asset Value, Beginning of Year                                  $16.35      $16.54      $ 11.86   $ 18.64   $ 23.57
                                                                    ------      ------      -------   -------   -------

Income From Investment Operations:
Net Investment Income (Loss)                                           .04        (.02)        (.02)     (.06)     (.15)
Net Gains or Losses on Securities (both realized and unrealized)      2.61        (.17)        4.70     (5.48)    (4.78)
                                                                    ------      ------      -------   -------   -------
Total From Investment Operations                                      2.65        (.19)        4.68     (5.54)    (4.93)
                                                                    ------      ------      -------   -------   -------

Less Distributions From:
Net Capital Gains                                                       --          --           --     (1.24)       --
                                                                    ------      ------      -------   -------   -------
Net Asset Value, End of Year                                        $19.00      $16.35      $ 16.54   $ 11.86   $ 18.64
                                                                    ------      ------      -------   -------   -------
Total Return/+//+/                                                   16.21%      (1.15)%     +39.46%   (31.83)%  (20.92)%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                               $ 35.3      $ 41.7      $  26.9   $  15.8   $  20.7
Ratio of Gross Expenses to Average Net Assets#                        1.24%       1.22%        1.31%     1.28%     1.47%
Ratio of Net Expenses to Average Net Assets                           1.23%/++/   1.21%/++/    1.31%     1.28%     1.47%
Ratio of Net Investment Income (Loss) to Average Net Assets            .20%       (.13)%       (.19)%    (.37)%    (.71)%
Portfolio Turnover Rate                                                 19%         27%          24%       25%       38%

See Notes to Financial Highlights

                                                NEUBERGER BERMAN AUGUST 31, 2005

Financial Highlights Genesis Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.@

Investor Class/+/                                                                      Year Ended August 31,
                                                                   -------------------------------------------------------------
                                                                       2005           2004           2003        2002       2001

Net Asset Value, Beginning of Year                                 $  27.03       $  23.44       $  19.70    $  19.78    $ 18.00
                                                                   --------       --------       --------    --------    -------

Income From Investment Operations:
Net Investment Income (Loss)                                           (.08)          (.10)          (.06)       (.01)      (.01)
Net Gains or Losses on Securities (both realized and unrealized)       7.97           3.70           3.87         .51       2.83
                                                                   --------       --------       --------    --------    -------
Total From Investment Operations                                       7.89           3.60           3.81         .50       2.82
                                                                   --------       --------       --------    --------    -------

Less Distributions From:
Net Investment Income                                                    --             --             --          --         --
Net Capital Gains                                                      (.89)          (.01)          (.07)       (.58)     (1.04)
                                                                   --------       --------       --------    --------    -------
Total Distributions                                                    (.89)          (.01)          (.07)       (.58)     (1.04)
                                                                   --------       --------       --------    --------    -------
Net Asset Value, End of Year                                       $  34.03       $  27.03       $  23.44    $  19.70    $ 19.78
                                                                   --------       --------       --------    --------    -------
Total Return/+//+/                                                   +29.68%        +15.37%        +19.40%      +2.54%    +16.52%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                              $1,823.2       $1,324.0       $1,273.2    $1,063.2    $ 978.3
Ratio of Gross Expenses to Average Net Assets#                         1.04%          1.05%          1.08%       1.10%      1.11%
Ratio of Net Expenses to Average Net Assets                            1.04%/++/      1.05%/++/      1.08%       1.10%      1.11%
Ratio of Net Investment Income (Loss) to Average Net Assets            (.25)%         (.38)%         (.31)%      (.05)%     (.07)%
Portfolio Turnover Rate                                                  11%            23%            17%         19%        19%

Trust Class/+/                                                                         Year Ended August 31,
                                                                   ------------------------------------------------------------
                                                                       2005          2004            2003        2002        2001

Net Asset Value, Beginning of Year                                 $  38.66       $  33.54       $  28.19    $  28.33    $  25.34
                                                                   --------       --------       --------    --------    --------

Income From Investment Operations:
Net Investment Income (Loss)                                           (.13)          (.16)          (.10)       (.02)       (.03)
Net Gains or Losses on Securities (both realized and unrealized)      11.39           5.30           5.55         .72        4.06
                                                                   --------       --------       --------    --------    --------
Total From Investment Operations                                      11.26           5.14           5.45         .70        4.03
                                                                   --------       --------       --------    --------    --------

Less Distributions From:
Net Investment Income                                                    --             --             --          --          --
Net Capital Gains                                                     (1.26)          (.02)          (.10)       (.84)      (1.04)
                                                                   --------       --------       --------    --------    --------
Total Distributions                                                   (1.26)          (.02)          (.10)       (.84)      (1.04)
                                                                   --------       --------       --------    --------    --------
Net Asset Value, End of Year                                       $  48.66       $  38.66       $  33.54    $  28.19    $  28.33
                                                                   --------       --------       --------    --------    --------
Total Return/+//+/                                                   +29.63%        +15.32%        +19.40%      +2.49%     +16.50%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                              $6,348.2       $4,086.3       $2,931.7    $2,237.3    $1,520.1
Ratio of Gross Expenses to Average Net Assets#                         1.10%          1.10%          1.12%       1.13%       1.15%
Ratio of Net Expenses to Average Net Assets                            1.09%/++/      1.10%/++/      1.12%       1.13%       1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets            (.31)%         (.42)%         (.35)%      (.07)%      (.11)%
Portfolio Turnover Rate                                                  11%            23%            17%         19%         19%

See Notes to Financial Highlights

Financial Highlights Genesis Fund cont'd

Advisor Class/+/                                                                        Year Ended August 31,
                                                                 --------------------------------------------------------------
                                                                      2005           2004           2003        2002       2001

Net Asset Value, Beginning of Year                                 $ 22.66        $ 19.71        $ 16.60     $16.72     $ 15.84
                                                                   -------        -------        -------     ------     -------

Income From Investment Operations:
Net Investment Income (Loss)                                          (.14)          (.15)          (.10)      (.06)       (.07)
Net Gains or Losses on Securities (both realized and unrealized)      6.67           3.11           3.27        .43        2.42
                                                                   -------        -------        -------     ------     -------
Total From Investment Operations                                      6.53           2.96           3.17        .37        2.35
                                                                   -------        -------        -------     ------     -------

Less Distributions From:
Net Capital Gains                                                     (.73)          (.01)          (.06)      (.49)      (1.47)
                                                                   -------        -------        -------     ------     -------
Net Asset Value, End of Year                                       $ 28.46        $ 22.66        $ 19.71     $16.60     $ 16.72
                                                                   -------        -------        -------     ------     -------
Total Return/+//+/                                                  +29.31%        +15.02%        +19.15%     +2.22%     +16.18%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                              $ 661.0        $ 438.5        $ 320.2     $298.2     $ 169.7
Ratio of Gross Expenses to Average Net Assets#                        1.35%          1.36%          1.37%      1.39%       1.46%
Ratio of Net Expenses to Average Net Assets                           1.35%/++/      1.35%/++/      1.37%      1.39%       1.46%
Ratio of Net Investment Income (Loss) to Average Net Assets           (.56)%         (.68)%         (.61)%     (.33)%      (.42)%
Portfolio Turnover Rate                                                 11%            23%            17%        19%         19%

Institutional Class/+/                                                                     Year Ended August   31,
                                                                   -------------------------------------------------------------
                                                                      2005            2004          2003        2002       2001
Net Asset Value, Beginning of Year                                $  36.98        $ 32.00        $ 26.83     $26.88     $ 25.41
                                                                   -------        -------        -------     ------     -------

Income From Investment Operations:
Net Investment Income (Loss)                                          (.02)          (.06)          (.02)       .05         .05
Net Gains or Losses on Securities (both realized and unrealized)     10.91           5.06           5.28        .69        3.87
                                                                   -------        -------        -------     ------     -------
Total From Investment Operations                                     10.89           5.00           5.26        .74        3.92
                                                                   -------        -------        -------     ------     -------

Less Distributions From:
Net Investment Income                                                   --             --             --         --        (.06)
Net Capital Gains                                                    (1.21)          (.02)          (.09)      (.79)      (2.39)
                                                                   -------        -------        -------     ------     -------
Total Distributions                                                  (1.21)          (.02)          (.09)      (.79)      (2.45)
                                                                   ---------      -------       ---------    -------    -------
Net Asset Value, End of Year                                      $  46.66        $ 36.98        $ 32.00     $26.83     $ 26.88
                                                                   ---------      -------        --------    ------     -------
Total Return/+//+/                                                  +29.95%        +15.62%        +19.68%     +2.77%     +16.87%

Ratios/Supplemental Data Net Assets, End of Year (in millions)    $1,788.7        $ 912.4        $ 638.2     $456.3     $ 357.7
Ratio of Gross Expenses to Average Net Assets/#/                       .85%           .85%           .85%       .85%        .85%
Ratio of Net Expenses to Average Net Assets/++/                        .85%/(S)/      .85%           .85%       .85%        .85%
Ratio of Net InvestmentIncome (Loss) to Average Net Assets            (.06)%         (.17)%        (.08)%       .20%        .19%
Portfolio Turnover Rate                                                 11%            23%            17%        19%         19%

See Notes to Financial Highlights

                                                NEUBERGER BERMAN AUGUST 31, 2005

Financial Highlights Guardian Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.@

Investor Class/+/                                                                         Year Ended August 31,
                                                                 ---------------------------------------------------------------
                                                                       2005           2004           2003        2002       2001

Net Asset Value, Beginning of Year                                 $  14.46       $  12.92       $  11.53    $  14.30    $  20.22
                                                                   --------       --------       --------    --------    --------

Income From Investment Operations:
Net Investment Income (Loss)                                            .13            .05            .05         .12         .13
Net Gains or Losses on Securities (both realized and unrealized)       2.98           1.53           1.40       (2.77)      (2.82)
                                                                   --------       --------       --------    --------    --------
Total From Investment Operations                                       3.11           1.58           1.45       (2.65)      (2.69)
                                                                   --------       --------       --------    --------    --------

Less Distributions From:
Net Investment Income                                                  (.05)          (.04)          (.05)       (.12)       (.13)
Net Capital Gains                                                        --             --             --          --       (3.10)
Tax Return of Capital                                                    --             --           (.01)         --          --
                                                                   --------       --------       --------    --------    --------
Total Distributions                                                    (.05)          (.04)          (.06)       (.12)      (3.23)
                                                                   --------       --------       --------    --------    --------
Net Asset Value, End of Year                                       $  17.52       $  14.46       $  12.92    $  11.53    $  14.30
                                                                   --------       --------       --------    --------    --------
Total Return/+//+/                                                   +21.52%        +12.24%        +12.70%     (18.64)%    (13.36)%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                              $1,415.2       $1,300.6       $1,297.6    $1,337.1    $1,999.5
Ratio of Gross Expenses to Average Net Assets#                          .90%           .91%           .92%        .88%        .84%
Ratio of Net Expenses to Average Net Assets                             .90%/++/       .90%/++/       .92%        .88%        .84%
Ratio of Net Investment Income (Loss) to Average Net Assets             .83%           .35%           .44%        .84%        .83%
Portfolio Turnover Rate                                                  20%            25%           113%         85%         88%


Trust Class/+/                                                                      Year Ended August 31,
                                                                 ----------------------------------------------------------------
                                                                       2005           2004           2003        2002        2001
Net Asset Value, Beginning of Year                                 $  11.39       $  10.18       $   9.10    $  11.27    $  15.44
                                                                   --------       --------       --------    --------    --------

Income From Investment Operations:
Net Investment Income (Loss)                                            .08            .02            .03         .08         .09
Net Gains or Losses on Securities (both realized and unrealized)       2.35           1.21           1.10       (2.18)      (2.16)
                                                                   --------       --------       --------    --------    --------
Total From Investment Operations                                       2.43           1.23           1.13       (2.10)      (2.07)
                                                                   --------       --------       --------    --------    --------

Less Distributions From:
Net Investment Income                                                  (.03)          (.02)          (.04)       (.07)       (.09)
Net Capital Gains                                                        --             --             --          --       (2.01)
Tax Return of Capital                                                    --             --           (.01)         --          --
                                                                   --------       --------       --------    --------    --------
Total Distributions                                                    (.03)          (.02)          (.05)       (.07)      (2.10)
                                                                   --------       --------       --------    --------    --------
Net Asset Value, End of Year                                       $  13.79       $  11.39       $  10.18    $   9.10    $  11.27
                                                                   --------       --------       --------    --------    --------
Total Return/+//+/                                                   +21.33%        +12.09%        +12.59%     (18.72)%    (13.47)%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                              $  180.0       $  282.7       $  288.5    $  335.3    $  555.4
Ratio of Gross Expenses to Average Net Assets#                         1.05%          1.04%          1.05%       1.02%        .98%
Ratio of Net Expenses to Average Net Assets                            1.04%/++/      1.04%/++/      1.05%       1.02%        .98%
Ratio of Net Investment Income (Loss) to Average Net Assets             .64%           .21%           .33%        .71%        .69%
Portfolio Turnover Rate                                                  20%            25%           113%         85%         88%

See Notes to Financial Highlights

Financial Highlights Guardian Fund cont'd

Advisor Class/+/                                                                   Year Ended August 31,
                                                                   ------------------------------------------------------
                                                                      2005           2004           2003        2002       2001
Net Asset Value, Beginning of Year                                 $ 12.83        $ 11.48        $ 10.29    $ 12.75     $ 15.60
                                                                   -------        -------        -------    -------     -------

Income From Investment Operations:
Net Investment Income (Loss)                                          (.04)          (.01)            --        .06         .05
Net Gains or Losses on Securities (both realized and unrealized)      2.70           1.36           1.25      (2.47)      (2.19)
                                                                   -------        -------        -------    -------     -------
Total From Investment Operations                                      2.66           1.35           1.25      (2.41)      (2.14)
                                                                   -------        -------        -------    -------     -------

Less Distributions From:
Net Investment Income                                                   --             --           (.05)      (.05)       (.03)
Net Capital Gains                                                       --             --             --         --        (.68)
Tax Return of Capital                                                   --             --           (.01)        --          --
                                                                   -------        -------        -------    -------     -------
Total Distributions                                                     --             --           (.06)      (.05)       (.71)
                                                                   -------        -------        -------    -------     -------
Net Asset Value, End of Year                                       $ 15.49        $ 12.83        $ 11.48    $ 10.29     $ 12.75
                                                                   -------        -------        -------    -------     -------
Total Return/+//+/                                                  +20.73%        +11.76%        +12.21%    (18.95)%    (13.74)%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                              $   0.6        $   6.7        $  16.6    $  17.0     $  24.1
Ratio of Gross Expenses to Average Net Assets#                        1.50%          1.31%          1.31%      1.24%       1.32%
Ratio of Net Expenses to Average Net Assets                           1.50%/++/      1.30%/++/      1.31%      1.24%       1.32%
Ratio of Net Investment Income (Loss) to Average Net Assets           (.28)%         (.09)%          .05%       .48%        .35%
Portfolio Turnover Rate                                                 20%            25%           113%        85%         88%

See Notes to Financial Highlights

                                                NEUBERGER BERMAN AUGUST 31, 2005

Financial Highlights International Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.@

Investor Class/+/                                                                       Year Ended August 31,
                                                                 ---------------------------------------------------------------
                                                                      2005          2004              2003        2002      2001

Net Asset Value, Beginning of Year                                 $ 15.42       $ 11.58           $ 10.60      $11.81   $ 20.82
                                                                   -------       -------           -------      ------   -------

Income From Investment Operations:
Net Investment Income (Loss)                                           .15           .10               .10         .03       .05
Net Gains or Losses on Securities (both realized and unrealized)      5.54          3.89               .88       (1.21)    (4.84)
                                                                   -------       -------           -------      ------   -------
Total From Investment Operations                                      5.69          3.99               .98       (1.18)    (4.79)
                                                                   -------       -------           -------      ------   -------

Less Distributions From:
Net Investment Income                                                 (.11)         (.16)             (.03)       (.02)       --
Net Capital Gains                                                       --            --                --        (.04)    (4.32)
                                                                   -------       -------           -------      ------   -------
Total Distributions                                                   (.11)         (.16)             (.03)       (.06)    (4.32)
                                                                   -------       -------           -------      ------   -------
Redemption Fees                                                        .01           .01               .03         .03       .10
                                                                   -------       -------           -------      ------   -------
Net Asset Value, End of Year                                       $ 21.01       $ 15.42           $ 11.58      $10.60   $ 11.81
                                                                   -------       -------           -------      ------   -------
Total Return/+//+/                                                  +37.08%       +34.73%            +9.58%      (9.76)%  (25.71)%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                              $ 455.5       $ 162.1           $  82.0      $ 77.1   $  98.2
Ratio of Gross Expenses to Average Net Assets#                        1.40%         1.57%             1.70%       1.69%     1.56%
Ratio of Net Expenses to Average Net Assets                           1.39%/++/     1.57%/(S)//++/    1.70%/++/   1.69%     1.56%
Ratio of Net Investment Income (Loss) to Average Net Assets            .82%          .68%             1.00%        .31%      .33%
Portfolio Turnover Rate                                                 38%           72%               90%         63%       61%

Trust Class/+/                                                                          Year Ended August 31,
                                                                 -------------------------------------------------------------
                                                                   2005         2004              2003         2002        2001
Net Asset Value, Beginning of Year                              $ 16.80      $ 12.60           $ 11.36      $12.56      $ 21.24
                                                                -------      -------           -------      ------      -------

Income From Investment Operations:
Net Investment Income (Loss)                                        .14          .03               .09        (.01)          --
Net Gains or Losses on Securities (both realized and unrealized)   6.04         4.27              1.04       (1.26)       (4.95)
                                                                -------      -------           -------      ------      -------
Total From Investment Operations                                   6.18         4.30              1.13       (1.27)       (4.95)
                                                                -------      -------           -------      ------      -------

Less Distributions From:
Net Investment Income                                              (.06)        (.11)               --          --           --
Net Capital Gains                                                    --           --                --        (.04)       (3.86)
                                                                -------      -------           -------      ------      -------
Total Distributions                                                (.06)        (.11)               --        (.04)       (3.86)
                                                                -------      -------           -------      ------      -------
Redemption Fees                                                     .01          .01               .11         .11          .13
                                                                -------      -------           -------      ------      -------
Net Asset Value, End of Year                                    $ 22.93      $ 16.80           $ 12.60      $11.36      $ 12.56
                                                                -------      -------           -------      ------      -------
Total Return/+//+/                                               +36.89%      +34.31%           +10.92%      (9.25)%     (25.43)%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                           $ 233.2      $  16.7           $   2.2      $  0.9      $   1.8
Ratio of Gross Expenses to Average Net Assets#                     1.50%        1.93%             2.00%       1.99%        1.86%
Ratio of Net Expenses to Average Net Assets                        1.48%/++/    1.93%/(S)//++/    2.00%/++/   1.99%/++/    1.86%/++/
Ratio of Net Investment Income (Loss) to Average Net Assets         .70%         .17%              .81%       (.09)%         --%
Portfolio Turnover Rate                                              38%          72%               90%         63%          61%

See Notes to Financial Highlights

Financial Highlights International Institutional Fund

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements.@

Institutional Class                                                 Period from
                                                                 June 17, 2005^
                                                                  to August 31,
                                                                 --------------
                                                                           2005

Net Asset Value, Beginning of Period                                     $10.00
                                                                         ------

Income From Investment Operations:
Net Investment Income (Loss)                                                .00
Net Gains or Losses on Securities (both realized and unrealized)            .95
                                                                         ------
Total From Investment Operations                                            .95
                                                                         ------
Net Asset Value, End of Period                                           $10.95
                                                                         ------
Total Return/+//+/                                                        +9.50%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                                  $ 42.2
Ratio of Gross Expenses to Average Net Assets#                              .85%*
Ratio of Net Expenses to Average Net Assets/++/                             .85%*
Ratio of Net Investment Income (Loss) to Average Net Assets                 .14%*
Portfolio Turnover Rate                                                      14%**

See Notes to Financial Highlights

                                                NEUBERGER BERMAN AUGUST 31, 2005

Financial Highlights Manhattan Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.@

Investor Class/+/                                   Year Ended August 31,
                            ---------------------------------------------------------------------


                                    2005        2004 2003/++//++/   2002/++//++/   2001/++//++/

Net Asset Value,
Beginning of Year           $  5.86      $ 5.58           $  4.70        $  6.63        $ 21.01
                            -------      ------           -------        -------        -------

Income From Investment
 Operations:
Net Investment
 Income (Loss)                 (.04)       (.04)             (.04)          (.04)          (.05)
Net Gains or Losses
 on Securities
 (both realized and
 unrealized)                   1.63         .32               .92          (1.84)         (8.97)
                            -------      ------           -------        -------        -------
Total From
 Investment
 Operations                    1.59         .28               .88          (1.88)         (9.02)
                            -------      ------           -------        -------        -------

Less Distributions
 From:
Net Capital Gains                --          --                --           (.05)         (5.36)
                            -------      ------           -------        -------        -------
Net Asset Value,
 End of Year                $  7.45      $ 5.86           $  5.58        $  4.70        $  6.63
                            -------      ------           -------        -------        -------
Total Return/+//+/           +27.13%      +5.02%           +18.72%        (28.57)%       (51.10)%

Ratios/Supplemental
 Data
Net Assets, End of
 Year (in millions)         $ 342.2      $306.2           $ 324.6        $ 300.5        $ 517.8
Ratio of Gross
 Expenses to
 Average Net Assets#           1.07%       1.09%             1.12%          1.05%           .95%
Ratio of Net
 Expenses to
 Average Net Assets            1.06%/++/   1.06%/++/         1.12%          1.05%           .95%
Ratio of Net
 Investment Income
 (Loss) to Average
 Net Assets                    (.65)%      (.63)%            (.78)%         (.69)%         (.52)%
Portfolio Turnover
 Rate                            65%        102%              145%            98%           102%

Trust Class/+/                                      Year Ended August 31,
                            ---------------------------------------------------------------------


                                    2005        2004 2003/++//++/   2002/++//++/   2001/++//++/

Net Asset Value,
 Beginning of Year          $  9.04      $ 8.62           $  7.26        $ 10.23        $ 26.01
                            -------      ------           -------        -------        -------

Income From
 Investment
 Operations:
Net Investment
 Income (Loss)                 (.09)       (.07)             (.06)          (.07)          (.11)
Net Gains or Losses
 on Securities
 (both realized and
 unrealized)                   2.51         .49              1.42          (2.83)        (12.03)
                            -------      ------           -------        -------        -------
Total From
 Investment
 Operations                    2.42         .42              1.36          (2.90)        (12.14)
                            -------      ------           -------        -------        -------

Less Distributions
 From:
Net Capital Gains                --          --                --           (.07)         (3.64)
                            -------      ------           -------        -------        -------
Net Asset Value,
 End of Year                $ 11.46      $ 9.04           $  8.62        $  7.26        $ 10.23
                            -------      ------           -------        -------        -------
Total Return/+//+/           +26.77%      +4.87%           +18.73%        (28.54)%       (51.16)%

Ratios/Supplemental
 Data
Net Assets, End of
 Year (in millions)         $   7.6      $  9.5           $  16.7        $  18.2        $  32.0
Ratio of Gross
 Expenses to
 Average Net Assets#           1.27%       1.21%             1.19%          1.11%          1.07%
Ratio of Net
 Expenses to
 Average Net Assets            1.26%/++/   1.19%/++/         1.19%          1.11%          1.07%
Ratio of Net
 Investment Income
 (Loss) to Average
 Net Assets                    (.85)%      (.77)%            (.85)%         (.75)%         (.66)%
Portfolio Turnover
 Rate                            65%        102%              145%            98%           102%

See Notes to Financial Highlights

Financial Highlights Manhattan Fund cont'd

Advisor Class/+/                                                                         Year Ended August 31,
                                                                    ---------------------------------------------------------------


                                                                         2005     2004 2003/++//++/   2002/++//++/   2001/++//++/

Net Asset Value, Beginning of Year                                  $  9.40   $ 9.00        $  7.61        $ 10.77        $ 27.05
                                                                    -------   ------        -------        -------        -------

Income From Investment Operations:
Net Investment Income (Loss)                                           (.11)    (.10)          (.09)          (.11)          (.16)
Net Gains or Losses on Securities (both realized and unrealized)       2.59      .50           1.48          (2.97)        (12.62)
                                                                    -------   ------        -------        -------        -------
Total From Investment Operations                                       2.48      .40           1.39          (3.08)        (12.78)
                                                                    -------   ------        -------        -------        -------

Less Distributions From:
Net Capital Gains                                                        --       --             --           (.08)         (3.50)
                                                                    -------   ------        -------        -------        -------
Net Asset Value, End of Year                                        $ 11.88   $ 9.40        $  9.00        $  7.61        $ 10.77
                                                                    -------   ------        -------        -------        -------
Total Return/+//+/                                                   +26.38%   +4.44%        +18.27%        (28.81)%       (51.43)%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                               $   1.1   $  2.1        $   2.2        $   1.8        $   1.8
Ratio of Gross Expenses to Average Net Assets#                         1.50%    1.50%          1.50%          1.50%          1.50%
Ratio of Net Expenses to Average Net Assets/++/                        1.49%    1.48%          1.50%          1.50%          1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets           (1.08)%  (1.05)%        (1.16)%        (1.14)%        (1.05)%
Portfolio Turnover Rate                                                  65%     102%           145%            98%           102%

See Notes to Financial Highlights

                                                NEUBERGER BERMAN AUGUST 31, 2005

Financial Highlights Millennium Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.@

Investor Class/+/                                                                            Year Ended August 31,
                                                                    -----------------------------------------------------------
                                                                       2005          2004        2003/++//++/      2002/++//++/

Net Asset Value, Beginning of Year                                  $ 10.71        $10.88           $  9.36           $ 14.35
                                                                    -------        ------           -------           -------

Income From Investment Operations:
Net Investment Income (Loss)                                           (.19)         (.14)             (.10)             (.14)
Net Gains or Losses on Securities (both realized and unrealized)       3.67          (.03)             1.62             (4.85)
                                                                    -------        ------           -------           -------
Total From Investment Operations                                       3.48          (.17)             1.52             (4.99)
                                                                    -------        ------           -------           -------

Less Distributions From:
Net Capital Gains                                                        --            --                --                --
Tax Return of Capital                                                    --            --                --                --
                                                                    -------        ------           -------           -------
Total Distributions                                                      --            --                --                --
                                                                    -------        ------           -------           -------
Net Asset Value, End of Year                                        $ 14.19        $10.71           $ 10.88           $  9.36
                                                                    -------        ------           -------           -------
Total Return/+//+/                                                   +32.49%        (1.56)%          +16.24%           (34.77)%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                               $  45.0        $ 43.3           $  59.1           $  63.1
Ratio of Gross Expenses to Average Net Assets#                         1.75%         1.75%             1.75%             1.62%
Ratio of Net Expenses to Average Net Assets                            1.71%/++/     1.71%/++/         1.75%/++/         1.62%
Ratio of Net Investment Income (Loss) to Average Net Assets           (1.47)%       (1.20)%           (1.09)%           (1.05)%
Portfolio Turnover Rate                                                 204%          146%              241%              126%

Investor Class/+/
                                                                 2001/++//++/

Net Asset Value, Beginning of Year                                    $ 36.02
                                                                      -------

Income From Investment Operations:
Net Investment Income (Loss)                                             (.21)
Net Gains or Losses on Securities (both realized and unrealized)       (16.36)
                                                                      -------
Total From Investment Operations                                       (16.57)
                                                                      -------

Less Distributions From:
Net Capital Gains                                                       (5.09)
Tax Return of Capital                                                    (.01)
                                                                      -------
Total Distributions                                                     (5.10)
                                                                      -------
Net Asset Value, End of Year                                          $ 14.35
                                                                      -------
Total Return/+//+/                                                     (48.32)%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                                 $ 118.0
Ratio of Gross Expenses to Average Net Assets#                           1.47%
Ratio of Net Expenses to Average Net Assets                              1.47%
Ratio of Net Investment Income (Loss) to Average Net Assets             (1.08)%
Portfolio Turnover Rate                                                   158%

Trust Class/+/                                                                        Year Ended August 31,
                                                                 ---------------------------------------------------------------


                                                                    2005     2004   2003/++//++/   2002/++//++/   2001/++//++/

Net Asset Value, Beginning of Year                               $ 11.78   $11.98        $ 10.30        $ 15.82        $ 34.10
                                                                 -------   ------        -------        -------        -------

Income From Investment Operations:
Net Investment Income (Loss)                                        (.21)    (.15)          (.11)          (.17)          (.28)
Net Gains or Losses on Securities (both realized and unrealized)    4.05     (.05)          1.79          (5.35)        (15.89)
                                                                 -------   ------        -------        -------        -------
Total From Investment Operations                                    3.84     (.20)          1.68          (5.52)        (16.17)
                                                                 -------   ------        -------        -------        -------

Less Distributions From:
Net Capital Gains                                                     --       --             --             --          (2.11)
                                                                 -------   ------        -------        -------        -------
Net Asset Value, End of Year                                     $ 15.62   $11.78        $ 11.98        $ 10.30        $ 15.82
                                                                 -------   ------        -------        -------        -------
Total Return/+//+/                                                +32.60%   (1.67)%       +16.31%        (34.89)%       (48.45)%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $   2.7   $  2.7        $   4.6        $   4.3        $   7.9
Ratio of Gross Expenses to Average Net Assets#                      1.75%    1.75%          1.75%          1.75%          1.75%
Ratio of Net Expenses to Average Net Assets/++/                     1.71%    1.70%          1.75%          1.75%          1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets        (1.48)%  (1.20)%        (1.10)%        (1.18)%        (1.35)%
Portfolio Turnover Rate                                              204%     146%           241%           126%           158%

See Notes to Financial Highlights

Financial Highlights Millennium Fund cont'd

Advisor Class                                                                                            Period from
                                                                                                        May 3, 2002^
                                                                       Year Ended August 31,            to August 31,
                                                                 ----------------------------------    ----------------
                                                                    2005       2004    2003/++//++/       2002/++//++/

Net Asset Value, Beginning of Period                             $  7.92     $ 8.04         $  6.92            $ 10.00
                                                                 -------     ------         -------            -------

Income From Investment Operations:
Net Investment Income (Loss)                                        (.15)      (.11)           (.09)              (.04)
Net Gains or Losses on Securities (both realized and unrealized)    2.72       (.01)           1.21              (3.04)
                                                                 -------     ------         -------            -------
Total From Investment Operations                                    2.57       (.12)           1.12              (3.08)
                                                                 -------     ------         -------            -------
Net Asset Value, End of Period                                   $ 10.49     $ 7.92         $  8.04            $  6.92
                                                                 -------     ------         -------            -------
Total Return/+//+/                                                +32.45%     (1.49)%        +16.18%            (30.80)%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                          $   1.0     $  0.5         $   0.8            $   0.2
Ratio of Gross Expenses to Average Net Assets#                      1.90%      1.90%           1.90%              1.90%*
Ratio of Net Expenses to Average Net Assets/++/                     1.86%      1.86%           1.90%              1.90%*
Ratio of Net Investment Income (Loss) to Average Net Assets        (1.62)%    (1.36)%         (1.25)%            (1.28)%*
Portfolio Turnover Rate                                              204%       146%            241%               126%/O/

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2005

Financial Highlights Partners Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.@

Investor Class/+/                                                                   Year Ended August 31,
                                                                 ------------------------------------------------------------

                                                                     2005          2004          2003       2002       2001
Net Asset Value, Beginning of Year                               $  21.41      $  19.22      $  16.67   $  20.54   $  25.03
                                                                 --------      --------      --------   --------   --------

Income From Investment Operations:
Net Investment Income (Loss)                                          .21           .16           .01        .03        .08
Net Gains or Losses on Securities (both realized and unrealized)     7.17          2.04          2.57      (3.44)     (2.47)
                                                                 --------      --------      --------   --------   --------
Total From Investment Operations                                     7.38          2.20          2.58      (3.41)     (2.39)
                                                                 --------      --------      --------   --------   --------

Less Distributions From:
Net Investment Income                                                (.17)         (.01)         (.03)      (.08)      (.17)
Net Capital Gains                                                      --            --            --       (.38)     (1.93)
                                                                 --------      --------      --------   --------   --------
Total Distributions                                                  (.17)         (.01)         (.03)      (.46)     (2.10)
                                                                 --------      --------      --------   --------   --------
Net Asset Value, End of Year                                     $  28.62      $  21.41      $  19.22   $  16.67   $  20.54
                                                                 --------      --------      --------   --------   --------
Total Return/+//+/                                                 +34.59%       +11.43%       +15.51%    (16.98)%    (9.68)%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $1,826.9      $1,280.8      $1,247.2   $1,209.6   $1,689.4
Ratio of Gross Expenses to Average Net Assets#                        .86%          .88%          .90%       .87%       .84%
Ratio of Net Expenses to Average Net Assets                           .85%/++/      .87%/++/      .90%       .87%       .84%
Ratio of Net Investment Income (Loss) to Average Net Assets           .83%          .76%          .08%       .16%       .35%
Portfolio Turnover Rate                                                61%           67%           65%        53%        73%

Trust Class/+/                                                                      Year Ended August 31,
                                                                 ----------------------------------------------------------
                                                                     2005          2004          2003       2002       2001

Net Asset Value, Beginning of Year                               $  16.48      $  14.81      $  12.84   $  15.81   $  18.74
                                                                 --------      --------      --------   --------   --------

Income From Investment Operations:
Net Investment Income (Loss)                                          .13           .10          (.01)      (.00)       .03
Net Gains or Losses on Securities (both realized and unrealized)     5.51          1.57          1.98      (2.65)     (1.85)
                                                                 --------      --------      --------   --------   --------
Total From Investment Operations                                     5.64          1.67          1.97      (2.65)     (1.82)
                                                                 --------      --------      --------   --------   --------

Less Distributions From:
Net Investment Income                                                (.10)           --            --       (.03)      (.11)
Net Capital Gains                                                      --            --            --       (.29)     (1.00)
                                                                 --------      --------      --------   --------   --------
Total Distributions                                                  (.10)           --            --       (.32)     (1.11)
                                                                 --------      --------      --------   --------   --------
Net Asset Value, End of Year                                     $  22.02      $  16.48      $  14.81   $  12.84   $  15.81
                                                                 --------      --------      --------   --------   --------
Total Return/+//+/                                                 +34.34%       +11.28%       +15.34%    (17.10)%    (9.81)%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  532.8      $  283.8      $  301.1   $  314.7   $  463.0
Ratio of Gross Expenses to Average Net Assets#                       1.03%         1.04%         1.05%      1.03%      1.00%
Ratio of Net Expenses to Average Net Assets                          1.02%/++/     1.02%/++/     1.05%      1.03%      1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets           .66%          .60%         (.07)%     (.00)%      .19%
Portfolio Turnover Rate                                                61%           67%           65%        53%        73%

See Notes to Financial Highlights

Financial Highlights Partners Fund cont'd

Advisor Class/+/                                                                  Year Ended August 31,
                                                                 -------------------------------------------------------
                                                                    2005         2004         2003      2002      2001
Net Asset Value, Beginning of Year                               $ 14.23      $ 12.82      $ 11.14   $ 13.72   $ 16.03
                                                                 -------      -------      -------   -------   -------

Income From Investment Operations:
Net Investment Income (Loss)                                         .07          .03         (.03)     (.02)     (.01)
Net Gains or Losses on Securities (both realized and unrealized)    4.77         1.38         1.71     (2.31)    (1.60)
                                                                 -------      -------      -------   -------   -------
Total From Investment Operations                                    4.84         1.41         1.68     (2.33)    (1.61)
                                                                 -------      -------      -------   -------   -------

Less Distributions From:
Net Investment Income                                               (.06)          --           --        --      (.01)
Net Capital Gains                                                     --           --           --      (.25)     (.69)
                                                                 -------      -------      -------   -------   -------
Total Distributions                                                 (.06)          --           --      (.25)     (.70)
                                                                 -------      -------      -------   -------   -------
Net Asset Value, End of Year                                     $ 19.01      $ 14.23      $ 12.82   $ 11.14   $ 13.72
                                                                 -------      -------      -------   -------   -------
Total Return/+//+/                                                +34.04%      +11.00%      +15.08%   (17.29)%  (10.12)%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  85.6      $  13.7      $  30.0   $  29.9   $  43.1
Ratio of Gross Expenses to Average Net Assets#                      1.25%        1.26%        1.26%     1.22%     1.29%
Ratio of Net Expenses to Average Net Assets                         1.23%/++/    1.24%/++/    1.26%     1.22%     1.29%
Ratio of Net Investment Income (Loss) to Average Net Assets          .40%         .25%        (.28)%    (.19)%    (.10)%
Portfolio Turnover Rate                                               61%          67%          65%       53%       73%

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2005

Financial Highlights Real Estate Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.@

Trust Class                                                                                     Period from
                                                                                               May 1, 2002^
                                                                   Year Ended August 31,      to August 31,
                                                                 ---------------------------  --------------
                                                                    2005     2004     2003             2002

Net Asset Value, Beginning of Period                             $ 14.13  $ 11.49  $  9.81           $10.00
                                                                 -------  -------  -------           ------

Income From Investment Operations:
Net Investment Income (Loss)                                         .19      .26      .31              .12
Net Gains or Losses on Securities (both realized and unrealized)    3.28     3.17     1.75             (.24)
                                                                 -------  -------  -------           ------
Total From Investment Operations                                    3.47     3.43     2.06             (.12)
                                                                 -------  -------  -------           ------

Less Distributions From:
Net Investment Income                                               (.23)    (.28)    (.38)            (.07)
Net Capital Gains                                                  (2.64)    (.52)      --               --
                                                                 -------  -------  -------           ------
Total Distributions                                                (2.87)    (.80)    (.38)            (.07)
                                                                 -------  -------  -------           ------
Redemption Fees                                                      .00      .01      .00              .00
                                                                 -------  -------  -------           ------
Net Asset Value, End of Period                                   $ 14.73  $ 14.13  $ 11.49           $ 9.81
                                                                 -------  -------  -------           ------
Total Return/+//+/                                                +27.06%  +31.03%  +21.70%           (1.23)%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                          $  46.8  $  40.1  $  31.2           $ 12.2
Ratio of Gross Expenses to Average Net Assets/#/                    1.50%    1.50%    1.50%            1.50%*
Ratio of Net Expenses to Average Net Assets/++/                     1.48%    1.47%    1.50%            1.50%*
Ratio of Net Investment Income (Loss) to Average Net Assets         1.40%    2.05%    3.10%            3.53%*
Portfolio Turnover Rate                                              129%     148%      85%              44%**

See Notes to Financial Highlights

Financial Highlights Regency Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.@

Investor Class/+/                                                Year Ended August 31,
                               -------------------------------------------------------------------------------------
                                  2005              2004           2003/++//++/      2002/++//++/       2001/++//++/
Net Asset Value, Beginning of
 Year                          $ 14.44           $ 12.14                $ 10.58            $12.92             $13.02
                               -------           -------                -------            ------             ------

Income From Investment
 Operations:
Net Investment Income (Loss)       .01              (.03)                  (.03)             (.01)                --
Net Gains or Losses on
 Securities (both realized
 and unrealized)                  4.08/(S)//(S)/    2.33                   1.59              (.88)               .60
                               -------           -------                -------            ------             ------
Total From Investment
 Operations                       4.09              2.30                   1.56              (.89)               .60
                               -------           -------                -------            ------             ------

Less Distributions From:
Net Investment Income               --                --                     --              (.01)                --
Net Capital Gains                (1.16)               --                     --             (1.44)              (.70)
                               -------           -------                -------            ------             ------
Total Distributions              (1.16)               --                     --             (1.45)              (.70)
                               -------           -------                -------            ------             ------
Net Asset Value, End of Year   $ 17.37           $ 14.44                $ 12.14            $10.58             $12.92
                               -------           -------                -------            ------             ------
Total Return/+//+/              +29.26%           +18.95%                +14.74%            (7.42)%            +4.81%

Ratios/Supplemental Data
Net Assets, End of Year (in
 millions)                     $ 107.9           $  33.5                $  20.1            $ 16.7             $ 16.0
Ratio of Gross Expenses to
 Average Net Assets#              1.21%             1.50%                  1.50%             1.50%              1.50%
Ratio of Net Expenses to
 Average Net Assets               1.20%/(S)//++/    1.49%/(S)//++/         1.50%/++/         1.50%/(S)/         1.50%/++/
Ratio of Net Investment
 Income (Loss) to Average Net
 Assets                            .09%             (.22)%                 (.30)%            (.07)%             (.02)%
Portfolio Turnover Rate             91%               62%                    73%              119%               256%

Trust Class/+/                                          Year Ended August 31,
                               ------------------------------------------------------------------------
                                  2005              2004   2003/++//++/   2002/++//++/   2001/++//++/
Net Asset Value, Beginning of
 Year                          $ 12.61           $ 10.61        $  9.24         $11.30         $13.15
                               -------           -------        -------         ------         ------

Income From Investment
 Operations:
Net Investment Income (Loss)      (.01)             (.03)          (.03)          (.00)          (.01)
Net Gains or Losses on
 Securities (both realized
 and unrealized)                  3.56/(S)//(S)/    2.03           1.40           (.78)           .55
                               -------           -------        -------         ------         ------
Total From Investment
 Operations                       3.55              2.00           1.37           (.78)           .54
                               -------           -------        -------         ------         ------

Less Distributions From:
Net Investment Income               --                --             --           (.01)            --
Net Capital Gains                (1.03)               --             --          (1.27)         (2.39)
                               -------           -------        -------         ------         ------
Total Distributions              (1.03)               --             --          (1.28)         (2.39)
                               -------           -------        -------         ------         ------
Net Asset Value, End of Year   $ 15.13           $ 12.61        $ 10.61         $ 9.24         $11.30
                               -------           -------        -------         ------         ------
Total Return/+//+/              +29.13%           +18.85%        +14.83%         (7.45)%        +4.77%

Ratios/Supplemental Data
Net Assets, End of Year (in
 millions)                     $  36.1           $  19.8        $  11.3         $ 13.4         $ 25.4
Ratio of Gross Expenses to
 Average Net Assets#              1.38%             1.50%          1.50%          1.50%          1.50%
Ratio of Net Expenses to
 Average Net Assets/++/           1.37%             1.49%          1.50%          1.50%          1.50%
Ratio of Net Investment
 Income (Loss) to Average Net
 Assets                           (.10)%            (.22)%         (.30)%         (.04)%         (.06)%
Portfolio Turnover Rate             91%               62%            73%           119%           256%

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2005

Financial Highlights Socially Responsive Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.@

Investor Class/+/                                              Year Ended August 31,
                                         ------------------------------------------------------------
                                            2005     2004  2003/++//++/   2002/++//++/   2001/++//++/
Net Asset Value, Beginning of Year       $ 19.48  $ 18.55       $ 15.39        $ 18.96        $ 21.01
                                         -------  -------       -------        -------        -------

Income From Investment Operations:
Net Investment Income (Loss)                 .18      .04           .02            .04            .02
Net Gains or Losses on Securities (both
 realized and unrealized)                   3.79     1.81          3.17          (1.83)         (2.07)
                                         -------  -------       -------        -------        -------
Total From Investment Operations            3.97     1.85          3.19          (1.79)         (2.05)
                                         -------  -------       -------        -------        -------

Less Distributions From:
Net Investment Income                       (.03)    (.05)         (.03)          (.06)            --
Net Capital Gains                           (.51)    (.87)           --          (1.67)            --
Tax Return of Capital                         --       --            --           (.05)            --
                                         -------  -------       -------        -------        -------
Total Distributions                         (.54)    (.92)         (.03)         (1.78)            --
                                         -------  -------       -------        -------        -------
Net Asset Value, End of Year             $ 22.91  $ 19.48       $ 18.55        $ 15.39        $ 18.96
                                         -------  -------       -------        -------        -------
Total Return/+//+/                        +20.57%  +10.06%       +20.79%        (10.62)%        (9.76)%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)    $ 330.0  $ 215.6       $ 132.8        $  71.2        $  87.8
Ratio of Gross Expenses to Average Net
 Assets#                                    1.02%    1.07%         1.08%          1.17%          1.13%
Ratio of Net Expenses to Average Net
 Assets                                     1.01%    1.06%         1.07%          1.17%          1.13%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                       .83%     .19%          .14%           .21%           .08%
Portfolio Turnover Rate                       21%      35%           62%            60%            83%

Trust Class/+/                                                 Year Ended August 31,
                                         -----------------------------------------------------------------
                                            2005     2004  2003/++//++/   2002/++//++/   2001/++//++/
Net Asset Value, Beginning of Year       $ 13.47  $ 12.79       $ 10.62        $ 13.07        $ 14.53
                                         -------  -------       -------        -------        -------

Income From Investment Operations:
Net Investment Income (Loss)                 .12      .00          (.01)           .01           (.03)
Net Gains or Losses on Securities (both
 realized and unrealized)                   2.60     1.26          2.18          (1.28)         (1.43)
                                         -------  -------       -------        -------        -------
Total From Investment Operations            2.72     1.26          2.17          (1.27)         (1.46)
                                         -------  -------       -------        -------        -------

Less Distributions From:
Net Investment Income                       (.00)    (.01)         (.00)            --             --
Net Capital Gains                           (.35)    (.57)           --          (1.14)            --
Tax Return of Capital                         --       --            --           (.04)            --
                                         -------  -------       -------        -------        -------
Total Distributions                         (.35)    (.58)         (.00)         (1.18)            --
                                         -------  -------       -------        -------        -------
Net Asset Value, End of Year             $ 15.84  $ 13.47       $ 12.79        $ 10.62        $ 13.07
                                         -------  -------       -------        -------        -------
Total Return/+//+/                        +20.36%   +9.89%       +20.45%        (10.86)%       (10.05)%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)    $ 140.1  $  42.3       $  28.7        $  12.5        $  28.3
Ratio of Gross Expenses to Average Net
 Assets#                                    1.17%    1.26%         1.33%          1.33%          1.46%
Ratio of Net Expenses to Average Net
 Assets                                     1.17%    1.25%         1.32%          1.33%          1.46%/++/
Ratio of Net Investment Income (Loss)
 to Average Net Assets                       .78%     .00%         (.12)%          .07%          (.25)%
Portfolio Turnover Rate                       21%      35%           62%            60%            83%

See Notes to Financial Highlights

Notes to Financial Highlights Equity Funds

/+/ The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses through December 15, 2000 under the prior master/feeder fund structure.

/+//+/ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. For the years ended August 31, 2005 and August 31, 2004, Management reimbursed Partners for losses incurred in connection with the disposition of foreign forward currency contracts, which had no impact on total return. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

## Portfolio turnover excludes purchases and sales of securities by Technology prior to the merger date.

/++/ After reimbursement of expenses by the administrator and/or waiver of a portion of the investment management fee. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                                                   Year Ended August 31,
                                                      2005        2004    2003    2002         2001
Century Fund Investor Class                           2.35%       2.05%   2.21%   2.09%        1.80%
Fasciano Fund Investor Class                          1.21%       1.23%     --      --           --
Fasciano Fund Advisor Class                           1.67%       1.73%     --    4.58%/(1)/     --
Focus Fund Investor Class                              .87%        .86%     --      --           --
Focus Fund Trust Class                                1.04%       1.02%     --      --           --
Focus Fund Advisor Class                              1.23%       1.22%     --      --           --
Genesis Fund Investor Class                           1.04%       1.05%     --      --           --
Genesis Fund Trust Class                              1.10%       1.10%     --      --           --
Genesis Fund Advisor Class                            1.35%       1.36%     --      --           --
Genesis Fund Institutional Class                       .85%        .86%    .87%    .88%         .91%
Guardian Fund Investor Class                           .90%        .90%     --      --           --
Guardian Fund Trust Class                             1.05%       1.04%     --      --           --
Guardian Fund Advisor Class                           1.68%       1.31%     --      --           --
International Fund Investor Class                     1.42%       1.58%   1.74%     --           --
International Fund Trust Class                        1.50%       1.94%   3.07%   3.22%        5.16%
International Institutional Fund Institutional Class  2.90%/(4)/    --      --      --           --
Manhattan Fund Investor Class                         1.06%       1.06%     --      --           --
Manhattan Fund Trust Class                            1.26%       1.19%     --      --           --
Manhattan Fund Advisor Class                          2.87%       2.14%   2.26%   2.25%        2.60%
Millennium Fund Investor Class                        1.90%       1.77%   1.83%     --           --
Millennium Fund Trust Class                           2.50%       2.17%   2.26%   1.92%        2.11%
Millennium Fund Advisor Class                         4.58%       6.28%   4.27%   7.42%/(2)/     --
Partners Fund Investor Class                           .85%        .87%     --      --           --

                                                NEUBERGER BERMAN AUGUST 31, 2005

Notes to Financial Highlights Equity Funds cont'd

                                                  Year Ended August 31,
                                        2005    2004    2003   2002        2001
Partners Fund Trust Class              1.02%   1.03%     --      --          --
Partners Fund Advisor Class            1.23%   1.24%     --      --          --
Real Estate Fund Trust Class           1.86%   1.93%   2.19%   4.81%/(3)/    --
Regency Fund Investor Class            1.20%   1.49%   1.57%     --        1.61%
Regency Fund Trust Class               1.39%   1.66%   1.82%   1.64%       1.76%
Socially Responsive Fund Trust Class     --      --      --      --        1.59%

(1)  Period from May 24, 2002 to August 31, 2002
(2)  Period from May 3, 2002 to August 31, 2002
(3)  Period from May 1, 2002 to August 31, 2002
(4)  Period from June 17, 2005 to August 31, 2005

/(S)/ After reimbursement of expenses previously paid by the administrator and/or waiver of a portion of the investment management fee. Had the Fund not made such reimbursements or Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                              Year Ended August 31,
                                     2005    2004    2003    2002   2001
Fasciano Fund Advisor Class           --      --    1.75%     --      --
Genesis Fund Institutional Class     .85%     --      --      --      --
International Fund Investor Class     --    1.57%     --      --      --
International Fund Trust Class        --    1.93%     --      --      --
Regency Fund Investor Class         1.18%   1.42%     --    1.46%     --

^         The date investment operations commenced.

@ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

/(S)//(S)/Included in this gain is a reimbursement from Management as described in Note B.

*         Annualized.

**        Not annualized.

(Pounds) Effective after the close of business on March 23, 2001, Management succeeded Fasciano Company, Inc., as the Fund's investment manager.

/++//++/ Audited by other auditors whose report dated October 10, 2003 expressed an unqualified opinion.

O Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2002.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Neuberger Berman Equity Funds and
Shareholders of:
Neuberger Berman Fasciano Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Guardian Fund
Neuberger Berman International Fund
Neuberger Berman International Institutional Fund
Neuberger Berman Partners Fund
Neuberger Berman Real Estate Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Neuberger Berman Fasciano Fund (Fasciano), Neuberger Berman Focus Fund (Focus), Neuberger Berman Genesis Fund (Genesis), Neuberger Berman Guardian Fund (Guardian), Neuberger Berman International Fund (International), Neuberger Berman International Institutional Fund (International Institutional), Neuberger Berman Partners Fund (Partners) and Neuberger Berman Real Estate Fund (Real Estate), eight of the series constituting the Neuberger Berman Equity Funds (the "Trust"), as of August 31, 2005, and the related statements of operations for the year then ended for Fasciano, Focus, Genesis, Guardian, International, Partners and Real Estate and for the period from June 17, 2005 (commencement of operations) to August 31, 2005 for International Institutional, the statements of changes in net assets for each of the two years in the period then ended for Fasciano, Focus, Genesis, Guardian, International, Partners and Real Estate and for the period from June 17, 2005 (commencement of operations) to August 31, 2005 for International Institutional and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above-mentioned series of Neuberger Berman Equity Funds at August 31, 2005, the related statements of operations for the year then ended for Fasciano, Focus, Genesis, Guardian, International, Partners and Real Estate and for the period from June 17, 2005 (commencement of operations) to August 31, 2005 for International Institutional, the statements of changes in net assets for each of the two years in the period then ended for Fasciano, Focus, Genesis, Guardian, International, Partners and Real Estate and for the period from June 17, 2005 (commencement of operations) to August 31, 2005 for International Institutional and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

Boston, Massachusetts
October 7, 2005

                                                NEUBERGER BERMAN AUGUST 31, 2005

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Neuberger Berman Equity Funds

We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Century Fund, Neuberger Berman Manhattan Fund, Neuberger Berman Millennium Fund, Neuberger Berman Regency Fund and Neuberger Berman Socially Responsive Fund, each a series of the Neuberger Berman Equity Funds (the "Trust"), including the schedules of investments, as of August 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended August 31, 2003 have been audited by other auditors, whose report dated October 10, 2003 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Neuberger Berman Equity Funds, as of August 31, 2005, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
October 7, 2005

Directory

          Investment Manager, Administrator and Distributor
          Neuberger Berman Management Inc.
          605 Third Avenue 2nd Floor
          New York, NY 10158-0180
          800.877.9700 or 212.476.8800
          Institutional Services 800.366.6264

          Sub-Adviser
          Neuberger Berman, LLC
          605 Third Avenue
          New York, NY 10158-3698

          Custodian and Shareholder Servicing Agent
          State Street Bank and Trust Company
          225 Franklin Street
          Boston, MA 02110

          For Investor Class Shareholders
          Address correspondence to:
          Neuberger Berman Funds
          Boston Service Center
          P.O. Box 8403
          Boston, MA 02266-8403
          800.877.9700 or 212.476.8800

          For Trust Class, Advisor Class, and Institutional
          Class Shareholders
          Address correspondence to:
          Neuberger Berman Management Inc.
          605 Third Avenue Mail Drop 2-7
          New York, NY 10158-0180
          Attn: Institutional Support Services
          800.366.6264

          Legal Counsel
          Kirkpatrick & Lockhart Nicholson Graham LLP
          1800 Massachusetts Avenue, NW
          2nd Floor
          Washington, DC 20036-1800

          Independent Registered Public Accounting Firms
          Ernst & Young LLP
          200 Clarendon Street
          Boston, MA 02116

          Tait, Weller & Baker LLP
          1818 Market Street
          Suite 2400
          Philadelphia, PA 19103

                                                NEUBERGER BERMAN AUGUST 31, 2005

Trustee and Officer Information

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees/Directors

                                                                                   Number of
                                                                                 Portfolios in
                              Position and                                        Fund Complex         Other Directorships
                                Length of                                         Overseen by           Held Outside Fund
Name, Age, and Address/(1)/  Time Served/(2)/    Principal Occupation(s)/(3)/     Trustee/(4)/         Complex by Trustee
--------------------------------------------------------------------------------------------------------------------------------

Independent Trustees

John Cannon (75)              Trustee since    Consultant. Formerly, Chairman,        45         Independent Trustee or
                              2000             CDC Investment Advisers                           Director of three series of
                                               (registered investment adviser),                  Oppenheimer Funds:
                                               1993 to January 1999; formerly,                   Limited Term New York
                                               President and Chief Executive                     Municipal Fund, Rochester
                                               Officer, AMA Investment                           Fund Municipals, and
                                               Advisors, an affiliate of the                     Oppenheimer Convertible
                                               American Medical Association.                     Securities Fund, since 1992.

Faith Colish (70)             Trustee since    Counsel, Carter Ledyard &              45         Director, American Bar
                              1982             Milburn LLP (law firm) since                      Retirement Association
                                               October 2002; formerly,                           (ABRA) since 1997
                                               Attorney-at-Law and President,                    (not-for-profit membership
                                               Faith Colish, A Professional                      association).
                                               Corporation, 1980 to 2002.

C. Anne Harvey (68)           Trustee since    Consultant, C.A. Harvey                45         President, Board of
                              2000             Associates since June 2001;                       Associates to The National
                                               formerly, Director, AARP, 1978                    Rehabilitation Hospital's
                                               to December 2001.                                 Board of Directors since
                                                                                                 2002; formerly, Member,
                                                                                                 Individual Investors Advisory
                                                                                                 Committee to the New York
                                                                                                 Stock Exchange Board of
                                                                                                 Directors, 1998 to June 2002;
                                                                                                 formerly, Member, American
                                                                                                 Savings Education Council's
                                                                                                 Policy Board (ASEC), 1998
                                                                                                 to 2000; formerly, Member,
                                                                                                 Executive Committee, Crime
                                                                                                 Prevention Coalition of
                                                                                                 America, 1997 to 2000.

Trustee and Officer Information cont'd

                                                                                   Number of
                                                                                 Portfolios in
                              Position and                                        Fund Complex         Other Directorships
                                Length of                                         Overseen by           Held Outside Fund
Name, Age, and Address/(1)/  Time Served/(2)/    Principal Occupation(s)/(3)/     Trustee/(4)/          Complex by Trustee
--------------------------------------------------------------------------------------------------------------------------------

Barry Hirsch (72)             Trustee since    Attorney-at-Law. Formerly,             45         None.
                              2000             Senior Counsel, Loews
                                               Corporation (diversified
                                               financial corporation) May 2002
                                               to April 2003; formerly, Senior
                                               Vice President, Secretary and
                                               General Counsel, Loews
                                               Corporation.

Robert A. Kavesh (78)         Trustee since    Marcus Nadler Professor                45         Director, The Caring
                              2000             Emeritus of Finance and                           Community (not-for-profit);
                                               Economics, New York                               formerly, Director, DEL
                                               University Stern School of                        Laboratories, Inc. (cosmetics
                                               Business; formerly, Executive                     and pharmaceuticals), 1978
                                               Secretary-Treasurer, American                     to 2004; formerly, Director,
                                               Finance Association, 1961 to                      Apple Bank for Savings,
                                               1979.                                             1979 to 1990; formerly,
                                                                                                 Director, Western Pacific
                                                                                                 Industries, Inc., 1972 to 1986
                                                                                                 (public company).

Howard A. Mileaf (68)         Trustee since    Retired. Formerly, Vice                45         Director, WHX Corporation
                              1984             President and Special Counsel,                    (holding company) since
                                               WHX Corporation (holding                          August 2002; Director,
                                               company) 1993 to 2001.                            Webfinancial Corporation
                                                                                                 (holding company) since
                                                                                                 December 2002; Director,
                                                                                                 State Theatre of New Jersey
                                                                                                 (not-for-profit theater) since
                                                                                                 2000; formerly, Director,
                                                                                                 Kevlin Corporation
                                                                                                 (manufacturer of microwave
                                                                                                 and other products).

William E. Rulon (73)         Trustee since    Retired. Formerly, Senior Vice         45         Director, Pro-Kids Golf and
                              1986             President, Foodmaker, Inc.                        Learning Academy (teach
                                               (operator and franchiser of                       golf and computer usage to
                                               restaurants) until January 1997.                  "at risk" children) since 1998;
                                                                                                 formerly, Director,
                                                                                                 Prandium, Inc. (restaurants)
                                                                                                 from March 2001 to July
                                                                                                 2002.

                                                NEUBERGER BERMAN AUGUST 31, 2005

                                                                                   Number of
                                                                                 Portfolios in
                               Position and                                       Fund Complex      Other Directorships
                                 Length of                                        Overseen by        Held Outside Fund
Name, Age, and Address/(1)/  Time Served/(2)/   Principal Occupation(s)/(3)/      Trustee/(4)/       Complex by Trustee
----------------------------------------------------------------------------------------------------------------------------

Cornelius T. Ryan (73)        Trustee since    Founding General Partner,              45         Director, Capital Cash
                              1982             Oxford Partners and Oxford                        Management Trust (money
                                               Bioscience Partners (venture                      market fund), Naragansett
                                               capital partnerships) and                         Insured Tax-Free Income
                                               President, Oxford Venture                         Fund, Rocky Mountain
                                               Corporation.                                      Equity Fund, Prime Cash
                                                                                                 Fund, several private
                                                                                                 companies and QuadraMed
                                                                                                 Corporation (NASDAQ).

Tom D. Seip (55)              Trustee since    General Partner, Seip                  45         Director, H&R Block, Inc.
                              2000             Investments LP (a private                         (financial services company)
                                               investment partnership);                          since May 2001; Director,
                                               formerly, President and CEO,                      Forward Management, Inc.
                                               Westaff, Inc. (temporary                          (asset management) since
                                               staffing), May 2001 to January                    2001; formerly, Director,
                                               2002; Senior Executive at the                     General Magic (voice
                                               Charles Schwab Corporation                        recognition software) 2001 to
                                               from 1983 to 1999, including                      2002; formerly, Director, E-
                                               Chief Executive Officer, Charles                  Finance Corporation (credit
                                               Schwab Investment                                 decisioning services) 1999 to
                                               Management, Inc. and Trustee,                     2003; formerly, Director,
                                               Schwab Family of Funds and                        Save-Daily.com (micro
                                               Schwab Investments from 1997                      investing services) 1999 to
                                               to 1998; and Executive Vice                       2003; Director, Offroad
                                               President-Retail Brokerage,                       Capital Inc. (pre-public
                                               Charles Schwab Investment                         internet commerce company).
                                               Management from 1994 to
                                               1997.

Candace L. Straight (58)      Trustee since    Private investor and consultant        45         Director, The Proformance
                              2000             specializing in the insurance                     Insurance Company
                                               industry; formerly, Advisory                      (personal lines property and
                                               Director, Securitas Capital LLC                   casualty insurance company)
                                               (a global private equity                          since March 2004; Director,
                                               investment firm dedicated to                      Providence Washington
                                               making investments in the                         (property and casualty
                                               insurance sector) 1998 to                         insurance company) since
                                               December 2002.                                    December 1998; Director,
                                                                                                 Summit Global Partners
                                                                                                 (insurance brokerage firm)
                                                                                                 since October 2000.

Trustee and Officer Information cont'd

                                                                                    Number of
                                                                                 Portfolios in
                               Position and                                       Fund Complex      Other Directorships
                                 Length of                                        Overseen by        Held Outside Fund
Name, Age, and Address/(1)/  Time Served/(2)/   Principal Occupation(s)/(3)/      Trustee/(4)/       Complex by Trustee
--------------------------------------------------------------------------------------------------------------------------------

Peter P. Trapp (60)           Trustee since    Regional Manager for Atlanta           45         None.
                              2000             Region, Ford Motor Credit
                                               Company since August 1997;
                                               formerly, President, Ford Life
                                               Insurance Company, April 1995
                                               to August 1997.

Trustees who are "Interested Persons"

Edward I. O'Brien* (77)       Trustee since    Formerly, Member, Investment           45         Director, Legg Mason, Inc.
                              1993             Policy Committee, Edward                          (financial services holding
                                               Jones, 1993 to 2001; President,                   company) since 1993;
                                               Securities Industry Association                   formerly, Director, Boston
                                               ("SIA") (securities industry's                    Financial Group (real estate
                                               representative in government                      and tax shelters) 1993 to
                                               relations and regulatory matters                  1999.
                                               at the federal and state levels)
                                               1974 to 1992; Adviser to SIA,
                                               November 1992 to November
                                               1993.

Jack L. Rivkin* (65)          President and    Executive Vice President and           45         Director, Dale Carnegie and
                              Trustee since    Chief Investment Officer,                         Associates, Inc. (private
                              2002             Neuberger Berman Inc. (holding                    company) since 1998;
                                               company) since 2002 and 2003,                     Director, Emagin Corp.
                                               respectively; Executive Vice                      (public company) since 1997;
                                               President and Chief Investment                    Director, Solbright, Inc.
                                               Officer, Neuberger Berman                         (private company) since
                                               since December 2002 and 2003,                     1998; Director, Infogate, Inc.
                                               respectively; Director and                        (private company) since
                                               Chairman, NB Management                           1997; Director, Broadway
                                               since December 2002; formerly,                    Television Network (private
                                               Executive Vice President,                         company) since 2000.
                                               Citigroup Investments, Inc.
                                               from September 1995 to
                                               February 2002; formerly,
                                               Executive Vice President,
                                               Citigroup Inc. from September
                                               1995 to February 2002.

                                                NEUBERGER BERMAN AUGUST 31, 2005

                                                                                  Number of
                                                                                 Portfolios in
                              Position and                                       Fund Complex      Other Directorships
                                Length of                                         Overseen by       Held Outside Fund
Name, Age, and Address/(1)/  Time Served/(2)/   Principal Occupation(s)/(3)/     Trustee/(4)/      Complex by Trustee
-----------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (46)        Chairman of      Executive Vice President,              45         Director and Vice President,
                              the Board,       Neuberger Berman Inc. (holding                    Neuberger & Berman
                              Chief            company) since 1999; Head of                      Agency, Inc. since 2000;
                              Executive        Neuberger Berman Inc.'s                           formerly, Director,
                              Officer and      Mutual Funds and Institutional                    Neuberger Berman Inc.
                              Trustee since    Business since 1999; President                    (holding company) from
                              1999             and Director, NB Management                       October 1999 to March
                                               since 1999; Executive Vice                        2003; Trustee, Frost Valley
                                               President, Neuberger Berman                       YMCA.
                                               since 1999; formerly, Principal,
                                               Neuberger Berman from 1997
                                               to 1999; formerly, Senior Vice
                                               President, NB Management
                                               from 1996 to 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
     (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

Trustee and Officer Information cont'd

Information about the Officers of the Trust/Fund

                                         Position and
Name, Age, and Address/(1)/        Length of Time Served/(2)/                    Principal Occupation(s)/(3)/
-------------------------------------------------------------------------------------------------------------------------

Michael J. Bradler (35)         Assistant Treasurer since 2005           Employee, NB Management since 1997;
                                                                         Assistant Treasurer, fifteen registered
                                                                         investment companies for which NB
                                                                         Management acts as investment manager and
                                                                         administrator since 2005.

Claudia A. Brandon (49)         Secretary since 1985                     Vice President-Mutual Fund Board Relations,
                                                                         NB Management since 2000 and Assistant
                                                                         Secretary since 2004; Vice President,
                                                                         Neuberger Berman since 2002 and employee
                                                                         since 1999; formerly, Vice President, NB
                                                                         Management from 1986 to 1999; Secretary,
                                                                         fifteen registered investment companies for
                                                                         which NB Management acts as investment
                                                                         manager and administrator (four since 2002,
                                                                         three since 2003, four since 2004 and one since
                                                                         2005).

Philip R. Carroll (70)          Chief Compliance Officer since 2004      Vice President, Neuberger Berman since 2002;
                                                                         Associate General Counsel, Neuberger Berman
                                                                         since 2001; Director-Mutual Fund
                                                                         Compliance, NB Management since 1995;
                                                                         Chief Legal Officer, fifteen registered
                                                                         investment companies for which NB
                                                                         Management acts as investment manager and
                                                                         administrator (ten since 2003, four since 2004
                                                                         and one since 2005); Chief Compliance
                                                                         Officer, fifteen registered investment
                                                                         companies for which NB Management acts as
                                                                         investment manager and administrator
                                                                         (fourteen since 2004 and one since 2005) and
                                                                         Lehman Brothers/First Trust Income
                                                                         Opportunity Fund.

Robert Conti (49)               Vice President since 2000                Senior Vice President, Neuberger Berman since
                                                                         2003; formerly, Vice President, Neuberger
                                                                         Berman from 1999 to 2003; Senior Vice
                                                                         President, NB Management since 2000;
                                                                         formerly, Controller, NB Management until
                                                                         1996; formerly, Treasurer, NB Management
                                                                         from 1996 to 1999; Vice President, fifteen
                                                                         registered investment companies for which NB
                                                                         Management acts as investment manager and
                                                                         administrator (three since 2000, four since
                                                                         2002, three since 2003, four since 2004 and one
                                                                          since 2005).

                                               NEUBERGER BERMAN AUGUST 31, 2005

                                           Position and
Name, Age, and Address/(1)/         Length of Time Served/(2)/                Principal Occupation(s)/(3)/
----------------------------------------------------------------------------------------------------------------------

Brian J. Gaffney (52)           Vice President since 2000                Managing Director, Neuberger Berman since
                                                                         1999; Senior Vice President, NB Management
                                                                         since 2000; formerly, Vice President, NB
                                                                         Management from 1997 to 1999; Vice
                                                                         President, fifteen registered investment
                                                                         companies for which NB Management acts as
                                                                         investment manager and administrator (three
                                                                         since 2000, four since 2002, three since 2003,
                                                                         four since 2004 and one since 2005).

Sheila R. James (40)            Assistant Secretary since 2002           Employee, Neuberger Berman since 1999;
                                                                         formerly, Employee, NB Management from
                                                                         1991 to 1999; Assistant Secretary, fifteen
                                                                         registered investment companies for which NB
                                                                         Management acts as investment manager and
                                                                         administrator (seven since 2002, three since
                                                                         2003, four since 2004 and one since 2005).

Kevin Lyons (50)                Assistant Secretary since 2003           Employee, Neuberger Berman since 1999;
                                                                         formerly, Employee, NB Management from
                                                                         1993 to 1999; Assistant Secretary, fifteen
                                                                         registered investment companies for which NB
                                                                         Management acts as investment manager and
                                                                         administrator (ten since 2003, four since 2004
                                                                         and one since 2005).

John M. McGovern (35)           Treasurer and Principal Financial and    Vice President, Neuberger Berman since
                                Accounting Officer since 2005; prior     January 2004; Employee, NB Management
                                thereto, Assistant Treasurer             since 1993; Treasurer and Principal Financial
                                since 2002                               and Accounting Officer, fifteen registered
                                                                         investment companies for which NB
                                                                         Management acts as investment manager and
                                                                         administrator (fifteen since 2005); formerly,
                                                                         Assistant Treasurer, fifteen registered
                                                                         investment companies for which NB
                                                                         Management acts as investment manager and
                                                                         administrator from 2002 to 2005.

Frank Rosato (34)               Assistant Treasurer since 2005           Employee, NB Management since 1995;
                                                                         Assistant Treasurer, fifteen registered
                                                                         investment companies for which NB
                                                                         Management acts as investment manager and
                                                                         administrator since 2005.

Trustee and Officer Information cont'd

                                           Position and
Name, Age, and Address/(1)/          Length of Time Served/(2)/               Principal Occupation(s)/(3)/
------------------------------------------------------------------------------------------------------------------------
Frederic B. Soule (59)          Vice President since 2000                Senior Vice President, Neuberger Berman since
                                                                         2003; formerly, Vice President, Neuberger
                                                                         Berman from 1999 to 2003; formerly, Vice
                                                                         President, NB Management from 1995 to
                                                                         1999; Vice President, fifteen registered
                                                                         investment companies for which NB
                                                                         Management acts as investment manager and
                                                                         administrator (three since 2000, four since
                                                                         2002, three since 2003, four since 2004 and one
                                                                         since 2005).

--------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

                                                NEUBERGER BERMAN AUGUST 31, 2005

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on the Trust's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders (Unaudited)

Neuberger Berman Fasciano Fund, Neuberger Berman Genesis Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund, and Neuberger Berman Socially Responsive Fund hereby designate $9,986,944, $218,119,739, $4,650,756,
$4,339,969, and $7,512,907, respectively, as a capital gain distribution.

For the fiscal year ended August 31, 2005, each fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding each funds distributions during the calendar year 2005 will be reported in conjunction with Form 1099-DIV.

                                                         Qualified
                Fund                               Dividend Income

                Century Fund                           $   189,076
                Fasciano Fund                            3,705,518
                Focus Fund                              21,778,761
                Genesis Fund                            55,669,109
                Guardian Fund                           25,839,120
                International Fund                       7,066,162
                International Institutional Fund            57,261
                Manhattan Fund                           1,225,142
                Millennium Fund                             98,955
                Partners Fund                           31,101,717
                Regency Fund                             1,025,717
                Socially Responsive Fund                 5,959,608

                                                NEUBERGER BERMAN AUGUST 31, 2005

Board Consideration of the Management and Sub-Advisory Agreements

In evaluating the Management Agreement and Sub-Advisory Agreement (the "Agreements") for Neuberger Berman International Institutional Fund ("Fund"), the Board of Trustees of Neuberger Berman Equity Funds ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management Inc. ("Management") (including its affiliates) or Neuberger Berman Equity Funds ("Independent Fund Trustees"), reviewed materials furnished by Management and Neuberger Berman and met with senior representatives of Management and Neuberger Berman regarding their personnel and operations. The Independent Fund Trustees were advised by experienced 1940 Act counsel that is independent of Management and Neuberger Berman.

The Board considered the following factors, among others, in connection with its approval of the Agreements: (1) the favorable history, reputation, qualifications, and background of Management and Neuberger Berman, as well as the qualifications of each entity's personnel and its financial condition; (2) the fee and expense ratio of the Fund relative to comparable mutual funds; (3) that the fee and expense ratio of the Fund appeared to the Board to be reasonable given the nature and quality of services expected to be provided; (4) the commitment of Management to undertake a contractual expense limitation for the Fund; and (5) the performance of similar funds for which Management acts as adviser.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of the Fund and its prospective shareholders. The Board considered the nature and quality of the services to be provided under the Agreements and the overall fairness of the Agreements to the Fund. With respect to the nature and quality of the services to be provided, the Board considered the performance of Neuberger Berman International Fund, a mutual fund managed by Management in a substantially identical investment style as the Fund, in comparison to relevant market indices and to a peer group of investment companies pursuing broadly similar strategies. The Board further considered the experience and expertise of and the degree of risk (measured by volatility) previously undertaken by the portfolio manager. The Board also considered Management's and Neuberger Berman's positive compliance history, as the firms have been free of significant compliance problems. The Board concluded that Management and Neuberger Berman could be expected to provide a high level of service to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements and considered whether there were likely to be any fall-out benefits resulting from Management's and Neuberger Berman's association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board also considered the contractual limit on Fund expenses undertaken by Management, and the breakpoints built into the structure of the Fund's advisory fee, which reflect a reduction of fees resulting from economies of scale. The Board concluded that the fees and other benefits likely to accrue to Management and its affiliates by virtue of their relationship to the Fund are reasonable in comparison with the benefits accruing to the Fund.

In approving the Agreements, the Board concluded that the terms of the Agreements are fair and reasonable and that approval of the Agreements were in the best interests of the Fund and its prospective shareholders.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

[LOGO OF NEUBERGER BERMAN]
A Lehman Brothers Company

Neuberger Berman Management Inc.
605 Third Avenue  2nd Floor
New York, NY  10158-0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264

www.nb.com

[LOGO recycle]  B0776 10/05

ITEM 2. CODE OF ETHICS.

The Board of Trustees ("Board") of Neuberger Berman Equity Funds ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics was included as an exhibit to Registrant's Form N-CSR filed on November 6, 2003. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board has determined that the Registrant has one audit committee financial expert serving on its audit committee. The Registrant's audit committee financial expert is John Cannon. Mr. Cannon is an independent trustee as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Ernst & Young, LLP ("E&Y") serves as independent registered public accounting firm to the Neuberger Berman Fasciano, Focus, Genesis, Guardian, International, International Institutional, Partners, and Real Estate Funds. Tait, Weller & Baker LLP ("Tait Weller") serves as independent registered public accounting firm to the Neuberger Berman Century, Manhattan, Millennium, Regency, and Socially Responsive Funds.

(a) Audit Fees
    ----------

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $342,400 and $353,400 for the fiscal years ended 2004 and 2005, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $72,000 and $76,000 for the fiscal years ended 2004 and 2005, respectively.

(b) Audit-related Fees
    ------------------

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported above in AUDIT FEES were $40,000 and $7,500 for the fiscal years ended 2004 and 2005, respectively. The nature of the services provided were quarterly agreed upon procedures approved by the Board. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2004 and 2005, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years 2004 and 2005, respectively.

The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported above in AUDIT FEES were $0 and $0 for the fiscal years ended 2004 and 2005, respectively.

The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2004 and 2005, respectively.

(c) Tax Fees
    --------

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $61,000 and $70,000 for the fiscal years ended 2004 and 2005, respectively. The nature of the services provided were tax compliance, tax planning and tax advice. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years 2004 and 2005, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for tax compliance, tax advice, and tax planning by E&Y that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2004 and 2005, respectively.

The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $12,500 and $12,500 for the fiscal years ended 2004 and 2005, respectively. The nature of the services provided were tax compliance, tax planning and tax advice. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2004 and 2005, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for tax compliance, tax advice, and tax planning by Tait Weller that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2004 and 2005, respectively.

(d) All Other Fees
    --------------

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES were $0 and $0 for the fiscal years ended 2004 and 2005, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2004 and 2005, respectively.

The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES were $0 and $0 for the fiscal years ended 2004 and 2005, respectively.

The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2004 and 2005, respectively.

(e) Audit Committee's Pre-Approval Policies and Procedures
    ------------------------------------------------------

(1) The Audit Committee's pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to the Chair of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons
    ---------------------------------

Not applicable.

(g) Non-audit Fees
    --------------

Non-audit fees billed by E&Y for services rendered to the Registrant were $101,000 and $77,500 for the fiscal years ended 2004 and 2005, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $256,050 and $126,850 for the fiscal years ended 2004 and 2005, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant were $12,500 and $12,500 for the fiscal years ended 2004 and 2005, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2004 and 2005, respectively.

(h) The Audit Committee considered whether the provision of non-audit services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y's and Tait Weller's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

The complete schedule of investments for each series is disclosed in the Registrant's Annual Report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) The Code of Ethics is incorporated by reference to Registrant's Form N-CSR, Investment Company Act file number 811-0582 (filed November 6,
        2003).

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are attached hereto.

(a)(3)  Not applicable to the Registrant.

(b) The certification required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act is attached hereto.

The certification provided pursuant to Section 906 of the Sarbanes-Oxley Act is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds


By: /s/ Peter E. Sundman
    --------------------
    Peter E. Sundman
    Chief Executive Officer

Date: November 4, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By: /s/ Peter E. Sundman
    --------------------
    Peter E. Sundman
    Chief Executive Officer

Date: November 4, 2005



By: /s/ John M. McGovern
    --------------------
    John M. McGovern
    Treasurer and Principal Financial
    and Accounting Officer

Date: November 4, 2005